UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02444

The Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Steven I. Koszalka

The Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Gauging the path
ahead for fixed-income
investors.

Special feature page 6

The Bond Fund of America® Annual report for the year ended December 31, 2015

The Bond Fund of America seeks as high a level of current income as is consistent with preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.42%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.92%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	Gauging the path ahead for fixed-income investors.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
21	Financial statements
43	Board of trustees and other officers

Fellow investors:

Modestly rising interest rates and turmoil in the energy sector contributed to essentially flat returns for the U.S. bond market in 2015. For the 12-month period ended December 31, The Bond Fund of America (BFA) gained 0.23%.

By way of comparison, the unmanaged Barclays U.S. Aggregate Index — a measure of the investment-grade (BBB/Baa and above) bond market — returned 0.55%. The fund’s peer group, as measured by the Lipper Core Bond Funds Average, declined 0.07%. The fund continues to keep pace with these benchmarks over longer periods, as shown in the chart below.

During the period, the fund paid dividends totaling 25 cents a share. For investors, this amounted to an income return of 1.98% with dividends reinvested, or 1.97% if taken in cash.

Bond market overview

Throughout the year, investor attention focused primarily on the Federal Reserve and whether it would raise interest rates for the first time in nearly a decade. After months of signaling that a rate hike was imminent, the central bank raised short-term interest rates on December 16. Fed officials increased the federal funds target rate (the amount that banks charge each other for overnight loans) by 25 basis points to a range of 0.25%-0.50%. Even with the hike, the target rate remains extremely low by historical standards. Fed officials had slashed the rate to near-zero amid the 2008-09 global financial crisis in an attempt to encourage lending and jumpstart the U.S. economy.

Although the Fed’s move was significant within a historical context, it was highly telegraphed and therefore had little immediate impact. Investors had largely priced it into the market, thus medium- and long-term interest rates did not move up substantially. Despite months of heightened volatility in the fixed-income markets, longer term bonds essentially ended the year very close to where they started. The yield on the

Results at a glance

For periods ended December 31, 2015, with all distributions reinvested

	Cumulative total return	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 5/28/74)

The Bond Fund of America (Class A shares)	0.23%	1.21%	3.18%	3.31%	7.78%
Barclays U.S. Aggregate Index*	0.55	1.44	3.25	4.51	7.75
Lipper Core Bond Funds Average†	–0.07	1.09	3.15	4.04	7.54

*	The Barclays U.S. Aggregate Index began on January 1, 1976. From May 28, 1974, through December 31, 1975, the Barclays U.S. Government/Credit Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

The Bond Fund of America	1

We believe rates will move higher over time, but barring a sharp increase in consumer prices, will likely stay low on a historical basis for several years at least.

benchmark 10-year Treasury note rose a mere 10 basis points to close the year at 2.27%. In fact, the year-end yield was actually below the 2015 high point of 2.50% on June 10.

A number of factors combined to place downward pressure on interest rates, including mixed reports on the health of the U.S. economy and lower-than-expected inflation – chiefly due to rapidly falling oil prices. Although employment gains were strong, U.S. gross domestic product (GDP) growth refused to budge much above 2% on an annualized basis. Meanwhile, oil prices plummeted to multiyear lows on over-supply concerns and worries about China’s slowing economy. Bonds in the energy sector suffered as a result, losing 7% in aggregate. By contrast, the airline industry was among the best performing sectors of the year, benefiting from a sharp decline in fuel costs.

The activities of other central banks also influenced U.S. markets. In March, the European Central Bank launched a €60-billion-a-month bond-buying initiative with the goal of boosting inflation. The Bank of Japan purchased about ¥80 trillion of financial assets last year as part of its long-running economic stimulus plan. These so-called “quantitative easing” programs put enormous pressure on global bond yields. The yield on Germany’s benchmark 10-year note, for example, ended the year at 0.63%. Treasuries, at 2.27%, look far more attractive by comparison, which can bring in more buyers and keep yields lower than they otherwise might be.

These trends overall contributed to a flat U.S. bond market in 2015.

Inside the portfolio

The fund generally moved into higher quality and more liquid securities, including U.S. Treasuries and Treasury Inflation Protected Securities (TIPS), a subset of the Treasury market. Overall, the fund’s exposure to U.S. Treasury and agency bonds increased from roughly 38% of the portfolio at the end of 2014, to about 40% at the close of 2015. This emphasis on quality and liquidity reflects the view that levels of uncertainty are increasing around the world – particularly as the Fed begins raising interest rates – and therefore maintaining a highly liquid and defensive portfolio is a prudent strategy.

Much of BFA’s increase in U.S. government-related investments is due to the fund’s TIPS exposure, which has grown significantly in recent years. TIPS returns were disappointing in 2015, largely because of falling oil prices, which resulted in lower inflation expectations. Nominal Treasuries outperformed TIPS by a wide margin last year. However, we continue to believe that TIPS are trading at attractive valuations and they may ultimately produce better returns as the U.S. economy improves, oil prices stabilize and inflation expectations begin to rise. We continue to maintain a high level of conviction in these investments over the long term.

The fund’s overall exposure to U.S. corporate bonds rose slightly during the year amid a flurry of new-issue opportunities. Extending a trend from 2014, many high-quality companies rushed to issue new bonds ahead of the Fed’s expected rate hike. Due to the high volume of offerings, many of these bonds came to market at attractive levels, in our view. Some of the deals were driven by record-high M&A activity. Others were influenced by the desire to finance dividend payments and share repurchases. U.S. corporate bond issuance reached an all-time high of $1.3 trillion in 2015, up 17% from the prior year, which was also a record high at the time.

Mortgage-backed securities (MBS) remained underweight in the portfolio, compared to the index, and we reduced our exposure to this large sector of the bond market on a year-over-year basis. MBS valuations were lofty, in our view, and climbed even higher during the year. From a valuation perspective, we found the sector less attractive than other areas of the bond market. On the other hand, we increased the fund’s exposure to asset-backed securities (ABS) – bonds backed by auto loans, credit card receipts and other receivables – based on attractive valuations and the high-quality characteristics of ABS debt.

Looking ahead

The outlook for the U.S. economy remains positive, given considerable strength in the labor and housing markets. While GDP growth appears unable to break out of a 2% annualized

2	The Bond Fund of America

range, the U.S. economy continues to be one of the few reliable engines driving the global economy. A sharp slowdown in China’s once fast-growing economy, coupled with tepid growth in Europe and Japan, leaves the U.S. as one of the few bright spots on the global stage. Low oil prices, while hurting the energy sector, should provide a tailwind for U.S. consumer and business spending in 2016. U.S. home prices have continued to rise, albeit at a slower pace than recent years, and automobile sales have reached new record highs. That is a substantial turnaround from the depths of the 2008-09 financial crisis.

We do not believe rising interest rates will derail the U.S. economic recovery. In fact, we see the Fed’s December 16 rate hike as a positive sign that that the U.S. economy is strong enough to absorb higher rates and continue to grow at a moderate pace. The Fed has taken a first, and very important, step toward guiding U.S. rates back to a more normalized level. Thus far, central bank officials have indicated that the pace of future rate increases will be slow and measured, moving roughly in line with employment gains and any increases in inflation pressures. We take them at their word. We believe rates will move higher over time, but barring a sharp increase in consumer prices, will likely stay low on a historical basis for several years at least.

That said, even slowly rising interest rates will hurt bond returns in the short term. We’ve already seen that dynamic play out in 2015 as rates drifted slightly higher in anticipation of the Fed move. Heading into 2016, we do expect higher volatility at times as the Fed contemplates future rate increases and investors adapt to tighter U.S. monetary policy. However, it is important to remember that, over the long term, higher rates can be beneficial for fixed-income investors. As bonds are sold, or reach maturity, the proceeds can be reinvested in less expensive bonds at higher yields, providing better income opportunities and potentially contributing to higher total-return levels.

In addition, bonds remain an important tool for portfolio diversification, regardless of where interest rates may be headed. During times of equity market distress, such as the sharp declines we witnessed last summer, high-quality bonds tend to hold their value, and even rally, as investors seek out safe-haven assets. The Bond Fund of America focuses on providing shareholders with reliable income, capital preservation and a research-driven investment approach. We are confident we can continue to serve investors well in this regard.

Thank you for your interest in the fund. We look forward to reporting to you again in six months.

Cordially,

John H. Smet
President

February 10, 2016

For current information about the fund, visit americanfunds.com.

The Bond Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to December 15, 1986, when it became 4.75% until January 9, 2000.
[3]	From May 28, 1974, through December 31, 1975, Barclays U.S. Government/Credit Index was used because Barclays U.S. Aggregate Index did not yet exist. Since January 1, 1976, the Barclays U.S. Aggregate Index has been used. These indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Includes reinvested dividends of $210,164 and reinvested captital gain distributions of $4,573.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period May 28, 1974, commencement of operations, through December 31, 1974.

4	The Bond Fund of America

How a $10,000 investment has grown

There always have been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Dividends, particularly when reinvested, have accounted for virtually all of the fund’s overall results. The table beneath the chart details the fund’s annual dividends and the cumulative value of the original investment.

The Bond Fund of America	5

Gauging the path ahead for fixed-income investors.

2015 will go down in history as a pivotal year for the U.S. bond market. The Federal Reserve raised interest rates for the first time in almost a decade. Oil prices fell to multiyear lows, roiling the energy sector. Worries about China’s slowing economy weighed heavily on equity markets and, at times, sent investors fleeing into the perceived safe haven of U.S. Treasury bonds. What will the balance of 2016 bring? High levels of volatility are likely, as the Fed contemplates additional rate hikes. Oil prices should stabilize. And higher inflation could creep up on investors. That’s the view of portfolio manager John Smet, who has been helping to guide The Bond Fund of America (BFA) for the past 27 years.* In the following Q&A interview, John shares his outlook for the bond market and discusses the management and structure of BFA as the fund heads into its 42nd year of operations.

6	The Bond Fund of America

What’s in store for the U.S. bond market in 2016?

John Smet: My outlook for the bond market depends largely on the answers to three questions: What is the U.S. economy going to do? What is inflation going to do? And what is the Fed going to do? I think the U.S. economy will continue to grow at a moderate pace this year. Consumers are in good shape. Employment is rising. Earnings are starting to climb a bit. Housing and auto sales should be strong. So, on the consumer side, I think the domestic economy will perform just fine. Those are the positives.

Now for the negatives. We have turmoil in global markets, hampered by China’s slowing economy. We have tepid growth in Japan and Europe, although our analysts think the euro zone should grow a little faster this year. We have trouble in the energy sector due to falling oil prices, and emerging markets are going through a very difficult period. If you combine the positives and the negatives, I think the U.S. economy in 2016 will wind up growing at a roughly 2% annualized rate, which has been the case for several years now.

One issue I think we will have to worry more about is inflation. Since the summer of 2014, we’ve seen oil prices fall from more than $100 a barrel to less than $30. Oil and other commodity prices have come down a lot. But underneath that, we’ve seen U.S. employment, average hourly earnings, and average monthly rents going up. The non-energy numbers are rising, but they are being overshadowed by a precipitous drop in oil prices. When oil stabilizes, which I think will happen this year, the focus will turn to these other numbers. The year-over-year and month-over-month comparisons will improve and, all of a sudden, inflation will be back on the radar. I don’t expect inflation to go up a lot, but I do expect it

The Bond Fund of America	7

to move significantly closer to the Fed’s desired goal of 2% a year.

The Fed and U.S. monetary policy, of course, will be the subject of much debate again this year. The Fed’s course of action will depend on the economy and inflation. Given the outlook I’ve just described, I think the Fed will continue raising rates, but the path will be slow and measured. In my view, the Fed will raise rates two or three times in 2016, which would put the federal funds rate around 1% by the end of the year. By 2018, I think it will be in the range of 2% to 2.5%, which reflects a very gradual upward slope from where we are today.

What will that mean for bond returns? Well, you start with the bond coupon. Then you must take into account that rates are probably going up a bit, which will hurt returns somewhat. But I think we will see better returns from corporate bonds and high-yield bonds, which you would expect in a modestly growing economy. All things considered, investors will likely earn something around the bond coupon, perhaps a little bit less as we move though the stages of this rate cycle.

Should bond investors fear rising rates?

Well, I’ve been in the investment business for 30 years. During that time, investors have always feared rising rates and, in fact, they’ve done nothing but go down. So that tells you one thing: the conventional wisdom is not always correct. It is very difficult to predict the direction of interest rates, especially over one- or two-year periods. That said, I do think the U.S. economy is healthy and Fed officials are telling us they will raise rates. I believe them, but I don’t think it’s going to be severe.

Additionally, a rising-rate environment is not all bad news for bond investors. The good news is, investors in money market funds will finally see slightly positive returns. And bond funds like BFA will be able to reinvest in higher yielding instruments over time. So I don’t think it’s scary at all that rates probably are headed higher. Let’s not forget why rates have been zero-bound for such a long time. It’s because the U.S. economy hasn’t been healthy. I think everyone will feel better when we get back to a more normal interest-rate environment. In the long run, higher rates are healthy for the bond market and for the economy.

Do you worry more about inflation or deflation?

There is no question, we are in a deflationary world right now. The demographic trends are clear in most developed economies. We have aging populations in the U.S., western Europe and Japan. We have China’s economy decelerating. Prices for iron ore, coal and oil are down sharply and the commodities markets are showing no signs of

Bond market diversification in action

Bonds can provide a measure of protection when equity markets turn negative. The chart below shows U.S. bond market returns during periods when Standard & Poor’s 500 Composite Index has declined more than 10% going back to 1977.

8	The Bond Fund of America

optimism whatsoever. It would be hard to imagine inflation getting out of control any time soon.

However, I think the risk in the market is that commodity prices actually stabilize or move up a bit. Things certainly can get worse from here, but I think the chances are greater that the market will be surprised by a stabilization in commodity prices and some level of higher inflation. If inflation went from 1.5% to 2%, we could do very well, based on how we are positioned in BFA.

BFA has a relatively large position in Treasury Inflation Protected Securities (TIPS). Do you feel confident that your inflation forecast will make TIPS a more attractive place to invest?

TIPS certainly are one of the biggest areas of conviction in the fund. The returns have been disappointing lately, and they have hurt our results relative to the index, but we are sticking with that conviction. TIPS are undervalued, in my view. The market is acting as if higher inflation will never return, and that is presenting some compelling valuation opportunities. The Fed wants 2% inflation and there’s a good chance, for all the reasons I stated earlier, that we will get there eventually.

We evaluate TIPS by looking at the break-even rate of inflation. When we look at our TIPS exposure, we are essentially asking, would we be better off owning TIPS or nominal Treasuries given our inflation expectations? TIPS will break even at about 1.5% inflation over 10 years. That means, if inflation is above 1.5% over the next 10 years, TIPS will be a better investment. On a five-year bond, the break-even rate is 1.23%. We feel very comfortable investing in TIPS at these levels. We’ve been early on that call, but I don’t think we are wrong.

What are your thoughts on the three major sectors of the bond market - Treasuries, mortgage-backed securities and corporate bonds?

BFA has a large exposure to Treasuries and there are good reasons for that. Treasuries are still the most liquid investment in the world, meaning they can be easily bought and sold at prevailing prices, even during times of distress in the market. When financial markets become troubled, investors still rush to buy Treasuries. In addition, there probably will be less issuance of government debt this year because the U.S. budget deficit is lower than it’s been in quite a while. That means there will be less supply in the Treasury market, which should help to support prices.

We are underweight mortgage-backed securities. That’s our least favorite sector of the bond market. We started the year underweight mortgages, relative to the index, and we ended the year even more underweight. Mortgages have done well. They’ve done much better than corporates and high-yield bonds. But because they’ve done so well, mortgages are less attractive on a valuation basis.

One area that is very interesting right now is the corporate bond sector. Corporates have not done well amid the turmoil in the energy sector. Bonds issued by metals and mining companies also have done poorly. Even outside those sectors, corporates have come under some pressure, largely due to the fact that 2015 was another record-breaking year for new bond issuance. Many companies issued debt to finance mergers and acquisitions, dividend payments and stock repurchases. We’ve been able to buy the

The Bond Fund of America	9

bonds of very high-quality companies at attractive prices, primarily because of the large volume of new offerings flooding the market. We expect that trend to continue in 2016, since interest rates will still be relatively low on a historical basis.

Are you concerned that some of these companies are taking on too much debt?

We spend a lot of time and effort looking at that question. The fact is, net leverage for U.S. companies in general is on the rise. Some folks are rightly worried about that. Our managers and analysts follow our portfolio companies very closely and we believe they are strong enough to pay down the debt. We just have to be careful about what we buy. That is the value of fundamental analysis. Not every company is attractive. We must be selective because we are approaching debt levels that, in the past, have been problematic for corporate America. That’s when you have to do your homework, trust your analysis, and make sure you are buying the bonds of strong companies that should be able to handle the debt.

How does BFA’s portfolio management group work together?

We have a large, talented team of investors with diverse strengths and a lot of experience in the bond market. Some are generalists, like me, and others are specialists. We have specialists in corporate bonds, governments, mortgages, high-yield bonds and emerging markets debt. The portfolio managers are backed up by a very strong group of investment analysts. Globally,

Not every company is attractive. We must be selective because we are approaching debt levels that, in the past, have been problematic for corporate America. That’s when you have to do your homework, trust your analysis, and make sure you are buying the bonds of strong companies that can handle the debt.

John Smet

34 years of investment experience*

Based in Los Angeles

Born in Milwaukee and raised in Stoughton, Wisconsin, John Smet earned an MBA in finance and a bachelor’s degree in economics from the University of Wisconsin-Madison. He also holds the Chartered Financial Analyst® designation and is a member of the Los Angeles Society of Financial Analysts. Earlier in his career, as a fixed-income investment analyst at Capital Group, John covered mortgage-backed securities and railroads.

John’s investment process starts with his secular view on the economy and macroeconomic factors, which then informs his portfolio positioning. John takes advantage of Capital’s intensive macroeconomic, sector research and quantitative models in developing his curve, duration, mortgage and credit exposure. Securities are then selected within these parameters; research from Capital’s investment analysts, both fixed income and equity, plays a key role in choosing individual securities. Risk within his portfolios is carefully measured and adjustments to holdings are made as needed. “The most important thing to remember is that you’ve got to meet investors’ objectives, and that’s really the starting point for investment decisions,” John says.

10	The Bond Fund of America

we also tap into the resources of our colleagues within the Capital Group. For example, we have a large team of economists who follow every major region of the world and we count on them a great deal for their macro-economic knowledge and analysis.

Additionally, there is a Principal Investment Officer (PIO) for the fund. That’s me. The PIO is the person responsible for the overall management and oversight of the fund. The PIO sees to it that everyone is moving in the same direction, working closely together, focused on mutual goals, and marching toward the same objective.

How has the team evolved over the years?

We have increased our talent across a wide area of the markets. We’ve added more people with quantitative skills, and traders who understand auction cycles. We’ve also hired a number of risk-management professionals to help us better understand the risks we are taking in the portfolio, and how those risks interact with one another. Our Risk and Quantitative Solutions Group has become a very important part of our process over the past few years.

These additions to the team have been critical, helping us to avoid mistakes and find new areas of opportunity. We know that many of our shareholders use BFA as part of a larger investment portfolio that typically includes equity mutual funds, so it’s important that their bond fund acts like a bond fund. We have more people focused on that goal today than at any time in all my years managing BFA.

In your three decades of bond investing, what has changed the most?

The markets move a lot faster now. Our traders and our analysts are smarter. And everyone has four or five computer screens where we can get instant prices, economic data, and much fancier charts than we ever could before. But the amazing thing, to me, is how much the bond market has not changed. It’s still about making decisions based on what you think the economy will do, what you think inflation will do, and what you think the Fed will do.

So, I would say, what hasn’t changed is that you still need a talented team of investment professionals, with in-depth research capabilities and disparate opinions, working together in a collaborative environment, focused on producing superior, long-term investment results. That may sound old fashioned, but it still works. ■

*Years of experience as of March 1, 2016 (unaudited).

The Bond Fund of America	11

Summary investment portfolio December 31, 2015

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	39.49%
AAA/Aaa	22.83
AA/Aa	4.23
A/A	14.69
BBB/Baa	12.67
Below investment grade	2.30
Unrated	.59
Other	.11
Short-term securities & other assets less liabilities	3.09
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 96.82%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 37.98%
U.S. Treasury 25.77%
U.S. Treasury 1.25% 2018	$244,450	$244,237
U.S. Treasury 1.375% 2018[1]	115,525	116,062
U.S. Treasury 1.625% 2019	573,925	576,169
U.S. Treasury 1.625% 2019	313,500	313,647
U.S. Treasury 1.625% 2019	243,150	243,948
U.S. Treasury 1.125% 2020	115,100	112,560
U.S. Treasury 1.25% 2020	296,675	291,934
U.S. Treasury 1.25% 2020	202,825	199,766
U.S. Treasury 1.375% 2020	464,144	456,114
U.S. Treasury 1.50% 2020	255,425	253,379
U.S. Treasury 1.625% 2020	476,500	474,413
U.S. Treasury 1.625% 2020	297,750	296,074
U.S. Treasury 2.125% 2021	205,000	206,874
U.S. Treasury 2.25% 2021	309,300	315,678
U.S. Treasury 1.75% 2022	301,500	295,600
U.S. Treasury 2.00% 2025	276,575	269,677
U.S. Treasury 2.00% 2025	157,660	154,111
U.S. Treasury 2.125% 2025	168,750	166,496
U.S. Treasury 6.875% 2025	77,500	108,551
U.S. Treasury 4.50% 2036	84,207	107,976
U.S. Treasury 2.875% 2043	118,300	115,463
U.S. Treasury 2.875% 2045	292,054	283,932
U.S. Treasury 3.00% 2045	371,500	370,735
U.S. Treasury 0.75%–8.00% 2016–2045[1]	1,300,100	1,309,934
		7,283,330

12	The Bond Fund of America

	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 12.21%
U.S. Treasury Inflation-Protected Security 2.50% 2016[2]	$103,227	$104,873
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	1,153,908	1,140,139
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	162,220	154,215
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	160,901	159,207
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	202,129	193,039
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	795,211	770,316
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	220,238	224,397
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	417,552	364,626
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2016–2043[2]	361,615	341,143
		3,451,955

Total U.S. Treasury bonds & notes		10,735,285

Corporate bonds & notes 27.97%
Financials 7.76%
Other securities		2,192,000

Health care 5.66%
Other securities		1,598,643

Energy 3.54%
Other securities		1,000,764

Consumer discretionary 2.85%
Other securities		806,428

Utilities 2.67%
Other securities		754,554

Consumer staples 1.83%
Other securities		517,391

Telecommunication services 1.24%
Other securities		350,617

Industrials 1.03%
Other securities		292,182

Information technology 0.78%
Other securities		218,982

Materials 0.61%
Other securities		173,007

Total corporate bonds & notes		7,904,568

Mortgage-backed obligations 20.73%
Federal agency mortgage-backed obligations 15.71%
Fannie Mae 3.00% 2046[3,4]	415,300	447,779
Fannie Mae 4.00% 2046[3,4]	253,226	267,910
Fannie Mae 0%–11.00% 2017–2047[3,4,5]	576,903	613,925
Freddie Mac 3.00% 2035[3]	110,208	112,563
Freddie Mac 4.00% 2046[3,4]	150,000	158,431
Freddie Mac 0%–7.50% 2019–2047[3]	464,160	493,799
Government National Mortgage Assn. 1.03%–10.00% 2021–2065[3,4,5]	367,233	393,687
Government National Mortgage Assn. 4.00% 2045[3]	279,042	297,143
Government National Mortgage Assn. 4.50% 2045[3]	183,013	197,035
Government National Mortgage Assn. 4.50% 2045[3]	143,831	154,772
Government National Mortgage Assn. 4.50% 2045[3]	112,553	121,125

The Bond Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. 3.50% 2046[3,4]	$101,100	$105,366
Government National Mortgage Assn. 4.00% 2046[3,4]	1,011,372	1,073,841
Other securities		3,584
		4,440,960

Commercial mortgage-backed securities 3.28%
Other securities		926,857

Other mortgage-backed securities 1.32%
Freddie Mac 0.97%–3.53% 2020–2025[3,5]	112,474	114,663
Other securities		256,831
		371,494

Collateralized mortgage-backed (privately originated) 0.42%
Other securities		118,374

Total mortgage-backed obligations		5,857,685

Bonds & notes of governments & government agencies outside the U.S. 2.80%
Japanese Government, Series 19, 0.10% 2024[2]	¥12,212,200	107,649
Other securities		683,202
		790,851
Federal agency bonds & notes 1.54%
Fannie Mae 2.63%–7.13% 2024–2030	44,205	46,467
Federal Home Loan Bank 2.13%–5.50% 2016–2036	64,145	67,173
Freddie Mac 1.25% 2019	43,500	42,885
Other securities		280,205
		436,730

Other 5.80%
Other securities		1,638,552

Total bonds, notes & other debt instruments (cost: $27,423,955,000)		27,363,671

Convertible stocks 0.03%	Shares
Industrials 0.03%
Other securities		7,241

Total convertible stocks (cost: $13,571,000)		7,241

Preferred securities 0.01%
Financials 0.01%
Other securities		4,123

Total preferred securities (cost: $5,820,000)		4,123

Common stocks 0.05%
Other 0.03%
Other securities		8,067

Miscellaneous 0.02%
Other common stocks in initial period of acquisition		6,134

Total common stocks (cost: $58,273,000)		14,201

14	The Bond Fund of America

Short-term securities 11.72%	Principal amount (000)	Value (000)
ExxonMobil Corp. 0.30%–0.42% due 1/25/2016–2/1/2016	$100,000	$99,973
Fannie Mae 0.21%–0.23% due 1/14/2016–4/18/2016	100,000	99,937
Federal Farm Credit Banks 0.20%–0.63% due 2/4/2016–7/8/2016	110,000	109,721
Federal Home Loan Bank 0.11%–0.54% due 1/7/2016–5/16/2016	1,548,965	1,548,186
Freddie Mac 0.16%–0.28% due 1/8/2016–3/18/2016	145,000	144,953
Pfizer Inc 0.24% due 2/17/2016[6]	100,000	99,960
U.S. Treasury Bills 0.13%–0.31% due 2/18/2016–5/19/2016	695,550	695,129
Wells Fargo Bank, N.A. 0.56% due 5/19/2016	150,000	150,150
Other securities		363,106

Total short-term securities (cost: $3,310,732,000)		3,311,115

Total investment securities 108.63% (cost: $30,812,351,000)		30,700,351
Other assets less liabilities (8.63)%		(2,438,844)

Net assets 100.00%		$28,261,507

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $133,383,000, which represented .47% of the net assets of the funds. Some of the securities in “Other securities” (with an aggregate value of $7,241,000, an aggregate cost of $13,570,000, and which represented .02% of the net assets of the fund) were acquired from 3/10/2010 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $29,022,000, which represented .10% of the net assets of the fund.

The Bond Fund of America	15

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $367,054,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Purchases:
Canadian dollars	1/15/2016	Citibank	C$19,540	$14,000	$122
Canadian dollars	2/1/2016	Citibank	C$19,424	$14,000	38
Japanese yen	1/15/2016	Bank of New York Mellon	¥1,544,823	$12,600	257
Mexican pesos	1/12/2016	Bank of New York Mellon	MXN74,681	$4,383	(53)
Mexican pesos	1/21/2016	Bank of America, N.A.	MXN30,206	$1,779	(29)
Mexican pesos	1/21/2016	HSBC Bank	MXN43,843	$2,583	(43)
Mexican pesos	1/29/2016	Bank of America, N.A.	MXN173,302	$10,152	(118)
					$174
Sales:
Australian dollars	1/29/2016	Bank of America, N.A.	$4,226	A$5,900	(67)
British pounds	1/22/2016	Bank of America, N.A.	$5,916	£3,900	166
British pounds	1/28/2016	UBS AG	$4,568	£3,065	49
British pounds	1/28/2016	Bank of New York Mellon	$1,787	£1,200	18
Danish kroner	1/21/2016	HSBC Bank	$17,742	DKr120,000	257
Danish kroner	1/29/2016	HSBC Bank	$44,098	DKr303,000	(63)
Euros	1/11/2016	Bank of America, N.A.	$2,362	€2,200	(30)
Euros	1/25/2016	JPMorgan Chase	$13,522	€12,350	92
Euros	1/29/2016	HSBC Bank	$38,414	€35,500	(194)
Indian rupees	1/15/2016	UBS AG	$29,735	INR2,000,000	(421)
Indian rupees	1/19/2016	JPMorgan Chase	$17,578	INR1,177,300	(161)
Japanese yen	1/13/2016	Citibank	$26,513	¥3,250,000	(535)
Japanese yen	1/15/2016	UBS AG	$24,700	¥3,030,000	(518)
Japanese yen	1/21/2016	HSBC Bank	$20,312	¥2,500,000	(497)
Japanese yen	1/25/2016	JPMorgan Chase	$52,664	¥6,400,000	(612)
Japanese yen	1/29/2016	UBS AG	$5,897	¥715,000	(55)
Japanese yen	1/29/2016	Citibank	$52,080	¥6,315,000	(493)
Mexican pesos	1/25/2016	Barclays Bank PLC	$7,232	MXN120,495	253
Turkish lira	1/12/2016	UBS AG	$6,869	TRY20,250	(50)
					$(2,861)
Forward currency contracts — net					$(2,687)

16	The Bond Fund of America

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $18,614,580,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	European Overnight Index Average	(0.218)%	1/18/2016	€ 600,000	$65
Pay	LCH	3-month USD-LIBOR	0.796	9/24/2016	$ 180,000	(29)
Pay	LCH	3-month USD-LIBOR	0.644	10/27/2016	80,000	87
Pay	LCH	3-month USD-LIBOR	0.6425	10/30/2016	70,000	78
Pay	LCH	3-month USD-LIBOR	0.896	12/31/2016	300,000	(123)
Pay	LCH	3-month USD-LIBOR	1.1875	3/29/2017	75,000	(129)
Pay	LCH	3-month USD-LIBOR	0.72	10/26/2017	483,750	3,352
Pay	LCH	3-month USD-LIBOR	0.7225	10/26/2017	316,250	2,176
Pay	LCH	3-month USD-LIBOR	0.728	10/26/2017	290,000	1,966
Receive	LCH	3-month USD-LIBOR	0.88144	11/9/2017	333,000	(1,419)
Receive	LCH	3-month USD-LIBOR	0.979	11/12/2017	519,000	(1,318)
Receive	LCH	3-month USD-LIBOR	0.947	11/17/2017	189,000	(601)
Pay	LCH	3-month USD-LIBOR	0.9675	12/3/2017	429,000	1,351
Receive	LCH	3-month USD-LIBOR	1.1005	12/22/2017	531,000	(616)
Pay	LCH	3-month USD-LIBOR	1.322	1/14/2018	60,000	(176)
Receive	LCH	3-month USD-LIBOR	1.1945	9/21/2018	205,000	(843)
Pay	LCH	3-month USD-LIBOR	1.002	10/15/2018	200,000	1,966
Receive	LCH	3-month USD-LIBOR	0.967	10/26/2018	480,000	(5,275)
Pay	LCH	3-month USD-LIBOR	0.9915	10/28/2018	344,000	3,574
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	344,000	3,588
Pay	LCH	3-month USD-LIBOR	1.192	12/3/2018	293,000	1,614
Pay	LCH	3-month USD-LIBOR	1.291	12/8/2018	240,000	679
Receive	LCH	3-month USD-LIBOR	1.292	12/10/2018	168,000	(479)
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	100,000	111
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	202,700	2,023
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	126,700	1,289
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	50,600	508
Receive	LCH	3-month USD-LIBOR	1.821	7/31/2019	96,000	1,057
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	100,000	1,011
Receive	LCH	3-month USD-LIBOR	1.7725	8/11/2019	128,000	1,165
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	124,000	1,131
Receive	LCH	3-month USD-LIBOR	1.956	9/24/2019	40,000	605
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	120,000	1,666
Receive	LCH	3-month USD-LIBOR	1.664	10/27/2019	100,000	425
Receive	LCH	3-month USD-LIBOR	1.669	10/28/2019	175,000	777
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	80,000	627
Receive	LCH	3-month USD-LIBOR	1.6195	1/9/2020	60,000	80
Receive	LCH	3-month USD-LIBOR	1.472	2/6/2020	75,000	(363)
Receive	LCH	3-month USD-LIBOR	1.578	2/10/2020	50,000	(33)
Receive	LCH	3-month USD-LIBOR	1.655	2/11/2020	140,000	336
Receive	LCH	3-month USD-LIBOR	1.663	2/17/2020	119,000	317
Receive	LCH	3-month USD-LIBOR	1.6455	2/17/2020	124,000	243
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	40,000	265
Receive	LCH	3-month USD-LIBOR	1.638	2/27/2020	124,000	187
Receive	LCH	3-month USD-LIBOR	1.6115	3/23/2020	77,000	(15)
Receive	LCH	3-month USD-LIBOR	1.477	4/8/2020	175,000	(1,057)
Receive	LCH	3-month USD-LIBOR	1.648	5/5/2020	28,000	24
Receive	LCH	3-month USD-LIBOR	1.666	5/26/2020	250,000	332
Receive	LCH	3-month USD-LIBOR	1.6275	6/2/2020	100,000	(46)
Receive	LCH	3-month USD-LIBOR	1.802	6/9/2020	273,200	1,882
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	100,000	813
Receive	LCH	3-month USD-LIBOR	1.86375	6/11/2020	23,500	223
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	95,000	867
Receive	LCH	3-month USD-LIBOR	1.793	6/26/2020	140,000	850
Receive	LCH	3-month USD-LIBOR	1.8135	6/26/2020	62,100	432
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	32,000	307
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	75,000	355
Receive	LCH	3-month USD-LIBOR	1.782	7/6/2020	115,000	634
Receive	LCH	3-month USD-LIBOR	1.66924	7/10/2020	350,000	189

The Bond Fund of America	17

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.598%	9/3/2020	$ 170,000	$(587)
Receive	LCH	3-month USD-LIBOR	1.582	9/4/2020	600,000	(2,526)
Receive	LCH	3-month USD-LIBOR	1.594	9/17/2020	100,000	(404)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	5.265	10/22/2020	MXN1,210,000	657
Receive	LCH	3-month USD-LIBOR	1.6475	11/17/2020	$ 175,000	(445)
Receive	LCH	3-month USD-LIBOR	1.631	11/19/2020	232,000	(777)
Receive	LCH	3-month USD-LIBOR	1.5975	11/27/2020	203,000	(1,035)
Receive	LCH	3-month USD-LIBOR	1.569	12/2/2020	103,000	(675)
Pay	LCH	3-month USD-LIBOR	1.52	12/3/2020	205,000	1,829
Pay	LCH	3-month USD-LIBOR	1.61	12/7/2020	73,000	345
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	5.42	12/10/2020	MXN1,240,000	309
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	5.43	12/10/2020	1,240,000	276
Receive	LCH	3-month USD-LIBOR	1.587	12/11/2020	$ 428,000	(2,555)
Receive	LCH	3-month USD-LIBOR	1.633	12/17/2020	145,000	(571)
Pay	LCH	3-month USD-LIBOR	1.689	12/21/2020	116,000	161
Receive	LCH	3-month USD-LIBOR	1.6915	12/21/2020	30,000	(38)
Receive	LCH	3-month USD-LIBOR	1.6845	12/21/2020	55,000	(89)
Receive	LCH	3-month USD-LIBOR	1.68	12/22/2020	201,000	(376)
Receive	LCH	3-month USD-LIBOR	1.7315	12/31/2020	312,000	172
Pay	LCH	3-month USD-LIBOR	2.279	3/14/2021	20,000	(539)
Pay	LCH	3-month USD-LIBOR	2.1892	8/13/2021	50,000	(1,070)
Pay	LCH	3-month USD-LIBOR	1.9605	8/5/2022	70,000	(255)
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	785,000	4,333
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	785,000	3,619
Receive	LCH	3-month USD-LIBOR	1.924	9/4/2022	90,000	72
Receive	LCH	3-month USD-LIBOR	1.715	10/8/2022	89,000	(1,201)
Receive	LCH	3-month USD-LIBOR	1.733	10/9/2022	100,000	(1,230)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	74,300	(175)
Receive	LCH	3-month USD-LIBOR	1.8115	12/4/2022	86,000	(704)
Receive	LCH	3-month USD-LIBOR	1.923	12/18/2022	106,000	(130)
Receive	LCH	3-month USD-LIBOR	2.002	1/4/2023	113,000	392
Receive	LCH	3-month USD-LIBOR	1.99938	1/4/2023	113,000	372
Receive	LCH	3-month USD-LIBOR	2.0055	1/4/2023	30,000	111
Pay	LCH	3-month USD-LIBOR	1.95625	1/5/2023	315,000	—
Pay	LCH	3-month USD-LIBOR	2.9525	1/21/2024	30,000	(2,072)
Pay	LCH	3-month USD-LIBOR	2.942	1/24/2024	15,000	(1,025)
Pay	LCH	3-month USD-LIBOR	2.82125	4/11/2024	42,000	(2,487)
Pay	LCH	3-month USD-LIBOR	2.633	5/23/2024	9,330	(417)
Pay	LCH	3-month USD-LIBOR	2.7455	6/19/2024	45,000	(2,397)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	54,000	(2,611)
Pay	LCH	3-month USD-LIBOR	2.5315	9/8/2024	8,600	(309)
Pay	LCH	3-month USD-LIBOR	2.415	10/27/2024	40,000	(1,044)
Pay	LCH	3-month USD-LIBOR	2.091	1/9/2025	35,000	69
Pay	LCH	3-month USD-LIBOR	2.138	1/12/2025	5,000	(10)
Pay	LCH	3-month USD-LIBOR	2.0885	1/13/2025	3,000	7
Pay	LCH	3-month USD-LIBOR	1.9615	1/16/2025	6,000	77
Pay	LCH	3-month USD-LIBOR	1.92	1/20/2025	3,000	49
Pay	LCH	3-month USD-LIBOR	1.902	2/2/2025	10,000	182
Pay	LCH	3-month USD-LIBOR	2.146	2/17/2025	50,000	(111)
Pay	LCH	6-month JPY-LIBOR	0.5327	3/4/2025	¥6,100,000	(736)
Pay	LCH	3-month USD-LIBOR	2.166	3/19/2025	$ 20,000	(67)
Pay	LCH	3-month USD-LIBOR	2.255	5/20/2025	150,000	(1,558)
Pay	LCH	3-month USD-LIBOR	2.2165	9/8/2025	80,000	(422)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.475	9/12/2025	MXN525,000	(283)
Receive	CME	28-day MXN Equilibrium Interbank Interest Rate	6.195	10/16/2025	635,000	(508)
Pay	LCH	3-month USD-LIBOR	2.038	10/27/2025	$ 62,000	722
Pay	LCH	3-month USD-LIBOR	2.12	11/9/2025	1,000	4
Pay	LCH	3-month USD-LIBOR	2.2395	11/12/2025	9,000	(58)
Pay	LCH	6-month JPY-LIBOR	0.46995	11/17/2025	¥6,250,000	(284)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.215	11/20/2025	MXN635,000	485
Receive	CME	28-day MXN Equilibrium Interbank Interest Rate	6.315	12/4/2025	665,000	(210)
Receive	CME	28-day MXN Equilibrium Interbank Interest Rate	6.305	12/4/2025	665,000	(241)
Pay	LCH	3-month USD-LIBOR	2.1145	12/10/2025	$93,000	512
Pay	LCH	3-month USD-LIBOR	2.1525	12/22/2025	104,000	249

18	The Bond Fund of America

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	2.97125%	9/2/2030	$ 175,000	$(2,431)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	175,000	(2,919)
Receive	LCH	3-month USD-LIBOR	3.4275	4/11/2034	72,000	10,230
Receive	LCH	3-month USD-LIBOR	2.523	12/8/2035	14,500	(9)
Receive	LCH	3-month USD-LIBOR	3.51	4/23/2044	15,000	2,850
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	70,000	(10,807)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	24,000	(3,043)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	25,000	(3,331)
Pay	LCH	3-month USD-LIBOR	3.035	10/30/2044	3,000	(272)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	33,000	(644)
Pay	LCH	3-month USD-LIBOR	2.476	1/9/2045	15,000	440
Pay	LCH	3-month USD-LIBOR	2.544	1/12/2045	3,000	44
Pay	LCH	3-month USD-LIBOR	2.4935	1/13/2045	3,000	77
Pay	LCH	3-month USD-LIBOR	2.3505	1/20/2045	3,000	169
Pay	LCH	3-month USD-LIBOR	2.343	3/25/2045	8,000	467
Pay	LCH	3-month USD-LIBOR	2.38452	4/27/2045	13,500	667
Pay	LCH	3-month USD-LIBOR	2.3942	4/28/2045	9,500	450
Pay	LCH	3-month USD-LIBOR	2.5315	5/5/2045	9,500	169
Pay	LCH	3-month USD-LIBOR	2.717	5/26/2045	45,000	(1,003)
Pay	LCH	3-month USD-LIBOR	2.978	7/6/2045	26,000	(2,041)
Pay	LCH	3-month USD-LIBOR	2.943	7/17/2045	40,000	(2,842)
Pay	LCH	3-month USD-LIBOR	2.6995	9/2/2045	40,000	(730)
Pay	LCH	3-month USD-LIBOR	2.7055	9/2/2045	50,000	(978)
Pay	LCH	3-month USD-LIBOR	2.684	9/3/2045	30,000	(446)
Pay	LCH	3-month USD-LIBOR	2.6785	9/4/2045	60,000	(820)
Pay	LCH	3-month USD-LIBOR	2.5455	10/7/2045	32,500	507
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	72,000	1,579
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	48,000	959
Pay	LCH	3-month USD-LIBOR	2.5715	10/22/2045	10,000	98
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	60,000	1,112
Pay	LCH	3-month USD-LIBOR	2.502	10/30/2045	25,000	616
Pay	LCH	3-month USD-LIBOR	2.54	11/3/2045	32,000	535
Pay	LCH	3-month USD-LIBOR	2.55	11/3/2045	32,000	465
Pay	LCH	3-month USD-LIBOR	2.57082	11/6/2045	123,000	1,229
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	61,200	613
Receive	LCH	3-month USD-LIBOR	2.55376	11/9/2045	5,800	(79)
Receive	LCH	3-month USD-LIBOR	2.567	11/9/2045	49,200	(532)
Pay	LCH	3-month USD-LIBOR	2.6305	11/10/2045	33,000	(101)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	13,050	(91)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	343
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	57,400	1,134
Pay	LCH	3-month USD-LIBOR	2.53317	11/24/2045	29,500	538
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	4,600	82
Pay	LCH	3-month USD-LIBOR	2.55198	11/27/2045	47,000	664
Pay	LCH	3-month USD-LIBOR	2.5625	11/27/2045	4,500	53
Pay	LCH	3-month USD-LIBOR	2.5485	11/27/2045	3,000	45
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	10,000	291
Receive	LCH	3-month USD-LIBOR	2.6125	12/8/2045	11,000	(11)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	67,250	387
Pay	LCH	3-month USD-LIBOR	2.5965	12/17/2045	20,000	92
Pay	LCH	3-month USD-LIBOR	2.628	12/17/2045	139,000	(316)
						$4,936

The Bond Fund of America	19

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $149,582,000.

Centrally cleared credit default swaps on credit indices — buy protection

							Unrealized
						Upfront	appreciation
						premiums	(depreciation)
		Pay	Expiration	Notional	Value	paid	at 12/31/2015
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)	(000)	(000)
NA HY Series 24	ICE	5.00%	6/20/2020	$100,732	$(3,625)	$5,428	$1,803
NA HY Series 25	ICE	5.00	12/20/2020	68,000	(680)	286	(394)
							$1,409

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $185,505,000, which represented .66% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,719,773,000, which represented 13.16% of the net assets of the fund.

Key to abbreviations and symbols

CME = CME Group Inc.

ICE = Intercontinental Exchange

LCH = LCH. Clearnet

TBA = To-be-announced

A$ = Australian dollars

C$ = Canadian dollars

DKr = Danish kroner

€ = Euros

£ = British pounds

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

See Notes to Financial Statements

20	The Bond Fund of America

Financial statements

Statement of assets and liabilities
at December 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $30,812,351)		$30,700,351
Cash denominated in currencies other than U.S. dollars (cost: $9,807)		9,876
Cash		154
Unrealized appreciation on open forward currency contracts		1,252
Receivables for:
Sales of investments	$3,686,932
Sales of fund’s shares	50,421
Closed forward currency contracts	127
Variation margin	12,712
Dividends and interest	158,718
Other	617	3,909,527
		34,621,160
Liabilities:
Unrealized depreciation on open forward currency contracts		3,939
Payables for:
Purchases of investments	6,226,066
Repurchases of fund’s shares	97,344
Dividends on fund’s shares	2,495
Investment advisory services	4,533
Services provided by related parties	7,693
Trustees’ deferred compensation	738
Variation margin	16,428
Other	417	6,355,714
Net assets at December 31, 2015		$28,261,507

Net assets consist of:
Capital paid in on shares of beneficial interest		$29,980,732
Undistributed net investment income		17,160
Accumulated net realized loss		(1,628,060)
Net unrealized depreciation		(108,325)
Net assets at December 31, 2015		$28,261,507

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,244,272 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$18,579,520	1,475,417	$12.59
Class B	82,982	6,590	12.59
Class C	1,360,666	108,052	12.59
Class F-1	673,449	53,479	12.59
Class F-2	1,521,177	120,798	12.59
Class 529-A	897,775	71,293	12.59
Class 529-B	7,277	578	12.59
Class 529-C	336,743	26,741	12.59
Class 529-E	47,742	3,791	12.59
Class 529-F-1	71,564	5,683	12.59
Class R-1	46,804	3,717	12.59
Class R-2	544,764	43,260	12.59
Class R-2E	1,392	111	12.59
Class R-3	661,841	52,557	12.59
Class R-4	512,064	40,663	12.59
Class R-5E	10	1	12.59
Class R-5	205,753	16,339	12.59
Class R-6	2,709,984	215,202	12.59

See Notes to Financial Statements

The Bond Fund of America	21

Statement of operations
for the year ended December 31, 2015	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $171)	$683,738
Dividends	93	$683,831
Fees and expenses*:
Investment advisory services	53,637
Distribution services	78,088
Transfer agent services	38,154
Administrative services	6,615
Reports to shareholders	1,642
Registration statement and prospectus	1,023
Trustees’ compensation	222
Auditing and legal	223
Custodian	232
Other	1,678	181,514
Net investment income		502,317

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $496)	153,753
Forward currency contracts	31,550
Interest rate swaps	53,473
Credit default swaps	4,248
Futures contracts	280
Currency transactions	(1,789)	241,515
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $30)	(698,189)
Forward currency contracts	(11,356)
Interest rate swaps	23,651
Credit default swaps	1,586
Currency translations	744	(683,564)
Net realized gain and unrealized depreciation		(442,049)

Net increase in net assets resulting from operations		$60,268

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2015	2014
Operations:
Net investment income	$502,317	$556,310
Net realized gain	241,515	555,956
Net unrealized (depreciation) appreciation	(683,564)	328,394
Net increase in net assets resulting from operations	60,268	1,440,660

Dividends paid or accrued to shareholders from net investment income	(547,669)	(565,791)

Net capital share transactions	780,496	81,839

Total increase in net assets	293,095	956,708

Net assets:
Beginning of year	27,968,412	27,011,704
End of year (including undistributed net investment income: $17,160 and $9,730, respectively)	$28,261,507	$27,968,412

See Notes to Financial Statements

22	The Bond Fund of America

Notes to financial statements

1. Organization

The Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with the preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

The Bond Fund of America	23

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

24	The Bond Fund of America

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

The Bond Fund of America	25

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$10,735,285	$—	$10,735,285
Corporate bonds & notes	—	7,891,558	13,010	7,904,568
Mortgage-backed obligations	—	5,857,685	—	5,857,685
Bonds & notes of governments & government agencies outside the U.S.	—	790,851	—	790,851
Federal agency bonds & notes	—	436,730	—	436,730
Other	—	1,638,552	—	1,638,552
Convertible stocks	—	7,241	—	7,241
Preferred securities	—	4,123	—	4,123
Common stocks	4,192	5,481	4,528	14,201
Short-term securities	—	3,311,115	—	3,311,115
Total	$4,192	$30,678,621	$17,538	$30,700,351

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,252	$—	$1,252
Unrealized appreciation on interest rate swaps	—	83,136	—	83,136
Unrealized appreciation on credit default swaps	—	1,803	—	1,803
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,939)	—	(3,939)
Unrealized depreciation on interest rate swaps	—	(78,200)	—	(78,200)
Unrealized depreciation on credit default swaps	—	(394)	—	(394)
Total	$—	$3,658	$—	$3,658

*	Forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

26	The Bond Fund of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

The Bond Fund of America	27

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

28	The Bond Fund of America

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

The Bond Fund of America	29

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. As of December 31, 2015, the fund did not have any futures contracts. The average daily notional amount of futures contracts while held was $52,990,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts as of, or for the year ended, December 31, 2015 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,252	Unrealized depreciation on open forward currency contracts	$3,939

Forward currency	Currency	Receivables for closed forward currency contracts	127	Payables for closed forward currency contracts	—

Interest rate swaps	Interest	Net unrealized appreciation*	83,136	Net unrealized depreciation*	78,200

Credit default swaps	Credit	Net unrealized appreciation*	1,803	Net unrealized depreciation*	394
			$86,318		$82,533

		Net realized gain		Net unrealized (depreciation) appreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$31,550	Net unrealized depreciation on forward currency contracts	$(11,356)

Interest rate swaps	Interest	Net realized gain on interest rate swaps	53,473	Net unrealized appreciation on interest rate swaps	23,651

Credit default swaps	Credit	Net realized gain on credit default swaps	4,248	Net unrealized appreciation on credit default swaps	1,586

Futures contracts	Interest	Net realized gain on futures contracts	280	Net unrealized appreciation on futures contracts	—
			$89,551		$13,881

*	Includes cumulative appreciation/depreciation on interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps, credit default swaps, futures and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge

30	The Bond Fund of America

collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2015 (dollars in thousands) if close-out netting was exercised:

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$263	$(244)	$—	$—	$19
Bank of New York Mellon	275	(53)	—	—	222
Barclays Bank PLC	259	—	(259)	—	—
Citibank	160	(160)	—	—	—
HSBC Bank	281	(281)	—	—	—
JPMorgan Chase	92	(92)	—	—	—
UBS AG	49	(49)	—	—	—
Total	$1,379	$(879)	$(259)	$—	$241
Liabilities:
Bank of America, N.A.	$244	$(244)	$—	$—	$—
Bank of New York Mellon	53	(53)	—	—	—
Citibank	1,028	(160)	(837)	—	31
HSBC Bank	797	(281)	(516)	—	—
JPMorgan Chase	773	(92)	(681)	—	—
UBS AG	1,044	(49)	(259)	—	736
Total	$3,939	$(879)	$(2,293)	$—	$767

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to

The Bond Fund of America	31

non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days or purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2015, the fund reclassified $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $52,795,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$21,535
Capital loss carryforward expiring 2017*	(1,578,597)
Gross unrealized appreciation on investment securities	306,380
Gross unrealized depreciation on investment securities	(472,002)
Net unrealized depreciation on investment securities	(165,622)
Cost of investment securities	30,865,973

*	Reflects the utilization of capital loss carryforward of $206,240,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2015		2014
Class A	$369,608		$399,783
Class B	1,428		2,929
Class C	16,772		21,248
Class F-1	13,147		18,072
Class F-2	31,899		18,212
Class 529-A	17,368		19,406
Class 529-B	115		243
Class 529-C	3,951		4,883
Class 529-E	824		935
Class 529-F-1	1,475		1,439
Class R-1	631		806
Class R-2	7,139		8,512
Class R-2E1	6		—	[2]
Class R-3	11,673		13,502
Class R-4	10,136		10,391
Class R-5E3	—	[2]	—
Class R-5	4,690		5,287
Class R-6	56,807		40,143
Total	$547,669		$565,791

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

32	The Bond Fund of America

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 billion of daily net assets and decreasing to 0.110% on such assets in excess of $36 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.75% on such income in excess of $41,666,667. For the year ended December 31, 2015, the investment advisory services fee was $53,637,000, which was equivalent to an annualized rate of 0.190% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

The Bond Fund of America	33

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$45,215	$27,746		$1,877		Not applicable
Class B	1,199	177		Not applicable		Not applicable
Class C	14,308	2,100		718		Not applicable
Class F-1	1,692	857		338		Not applicable
Class F-2	Not applicable	1,648		722		Not applicable
Class 529-A	2,138	1,188		465		$824
Class 529-B	107	16		6		10
Class 529-C	3,536	481		179		317
Class 529-E	246	37		25		44
Class 529-F-1	—	90		35		62
Class R-1	525	61		26		Not applicable
Class R-2	4,333	2,013		292		Not applicable
Class R-2E	2	—	*	—	*	Not applicable
Class R-3	3,514	1,158		354		Not applicable
Class R-4	1,273	476		256		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	99		104		Not applicable
Class R-6	Not applicable	7		1,218		Not applicable
Total class-specific expenses	$78,088	$38,154		$6,615		$1,257

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $222,000 in the fund’s statement of operations includes $217,000 in current fees (either paid in cash or deferred) and a net increase of $5,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

34	The Bond Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net increase
	Sales[1]		dividends				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015

Class A	$2,835,690	221,702	$358,397		28,022		$(2,985,792)	(233,593)	$208,295	16,131
Class B	3,718	290	1,390		109		(86,526)	(6,766)	(81,418)	(6,367)
Class C	247,243	19,325	16,131		1,262		(380,924)	(29,798)	(117,550)	(9,211)
Class F-1	209,390	16,372	12,686		992		(190,480)	(14,882)	31,596	2,482
Class F-2	597,049	46,646	31,107		2,433		(383,033)	(29,979)	245,123	19,100
Class 529-A	119,755	9,362	17,305		1,353		(162,892)	(12,759)	(25,832)	(2,044)
Class 529-B	747	58	113		9		(8,326)	(651)	(7,466)	(584)
Class 529-C	50,233	3,926	3,932		307		(82,732)	(6,479)	(28,567)	(2,246)
Class 529-E	6,410	501	821		64		(9,257)	(725)	(2,026)	(160)
Class 529-F-1	19,884	1,557	1,467		115		(14,851)	(1,164)	6,500	508
Class R-1	11,206	876	626		49		(19,650)	(1,539)	(7,818)	(614)
Class R-2	133,437	10,427	7,064		552		(192,583)	(15,067)	(52,082)	(4,088)
Class R-2E	1,391	110	5		—	[2]	(154)	(12)	1,242	98
Class R-3	170,152	13,295	11,578		905		(238,779)	(18,681)	(57,049)	(4,481)
Class R-4	169,535	13,224	10,103		790		(138,127)	(10,796)	41,511	3,218
Class R-5E3	10	1	—		—		—	—	10	1
Class R-5	67,235	5,245	4,715		368		(70,460)	(5,468)	1,490	145
Class R-6	864,399	67,542	56,704		4,436		(296,566)	(23,197)	624,537	48,781
Total net increase (decrease)	$5,507,484	430,459	$534,144		41,766		$(5,261,132)	(411,556)	$780,496	60,669

Year ended December 31, 2014

Class A	$2,363,895	186,023	$385,649		30,331		$(3,556,698)	(280,538)	$(807,154)	(64,184)
Class B	5,483	431	2,842		224		(106,430)	(8,397)	(98,105)	(7,742)
Class C	203,523	16,014	20,275		1,595		(453,345)	(35,768)	(229,547)	(18,159)
Class F-1	229,080	18,073	17,592		1,385		(584,745)	(45,914)	(338,073)	(26,456)
Class F-2	976,946	76,753	17,348		1,361		(178,557)	(14,072)	815,737	64,042
Class 529-A	119,787	9,433	19,325		1,520		(177,124)	(13,960)	(38,012)	(3,007)
Class 529-B	1,103	87	241		19		(10,595)	(836)	(9,251)	(730)
Class 529-C	53,289	4,197	4,858		382		(86,968)	(6,855)	(28,821)	(2,276)
Class 529-E	6,864	541	930		73		(10,324)	(814)	(2,530)	(200)
Class 529-F-1	16,346	1,285	1,429		112		(15,431)	(1,215)	2,344	182
Class R-1	10,902	860	800		63		(16,485)	(1,299)	(4,783)	(376)
Class R-2	132,683	10,454	8,431		663		(191,051)	(15,070)	(49,937)	(3,953)
Class R-2E4	161	13	—	[2]	—	[2]	—	—	161	13
Class R-3	180,165	14,196	13,381		1,052		(235,049)	(18,539)	(41,503)	(3,291)
Class R-4	134,317	10,594	10,346		814		(165,165)	(13,021)	(20,502)	(1,613)
Class R-5	47,912	3,781	5,199		409		(78,962)	(6,221)	(25,851)	(2,031)
Class R-6	983,571	77,488	40,154		3,154		(66,059)	(5,208)	957,666	75,434
Total net increase (decrease)	$5,466,027	430,223	$548,800		43,157		$(5,932,988)	(467,727)	$81,839	5,653

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $86,122,617,000 and $85,932,857,000, respectively, during the year ended December 31, 2015.

The Bond Fund of America	35

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 12/31/2015	$12.81	$.23	$(.20)	$.03	$(.25)	$12.59	.23%	$18,580	.60%	1.81%
Year ended 12/31/2014	12.40	.27	.41	.68	(.27)	12.81	5.53	18,691	.62	2.11
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(1.99)	18,895	.61	2.10
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.90	24,142	.60	2.33
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.51	23,654	.60	3.23
Class B:
Year ended 12/31/2015	12.81	.13	(.19)	(.06)	(.16)	12.59	(.51)	83	1.34	1.05
Year ended 12/31/2014	12.40	.18	.41	.59	(.18)	12.81	4.75	166	1.36	1.40
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	257	1.36	1.33
Year ended 12/31/2012	12.55	.21	.43	.64	(.24)	12.95	5.10	441	1.35	1.60
Year ended 12/31/2011	12.19	.31	.38	.69	(.33)	12.55	5.70	612	1.36	2.49
Class C:
Year ended 12/31/2015	12.81	.13	(.20)	(.07)	(.15)	12.59	(.56)	1,361	1.40	1.01
Year ended 12/31/2014	12.40	.17	.41	.58	(.17)	12.81	4.71	1,502	1.41	1.33
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.76)	1,680	1.41	1.29
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.05	2,400	1.39	1.54
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.66	2,520	1.40	2.43
Class F-1:
Year ended 12/31/2015	12.81	.23	(.20)	.03	(.25)	12.59	.21	673	.63	1.78
Year ended 12/31/2014	12.40	.27	.41	.68	(.27)	12.81	5.53	653	.62	2.15
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(2.03)	961	.64	2.06
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.88	1,452	.61	2.32
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.48	1,520	.63	3.21
Class F-2:
Year ended 12/31/2015	12.81	.26	(.20)	.06	(.28)	12.59	.47	1,521	.37	2.05
Year ended 12/31/2014	12.40	.29	.43	.72	(.31)	12.81	5.82	1,303	.35	2.27
Year ended 12/31/2013	12.95	.29	(.52)	(.23)	(.32)	12.40	(1.75)	467	.37	2.36
Year ended 12/31/2012	12.55	.33	.43	.76	(.36)	12.95	6.16	483	.35	2.56
Year ended 12/31/2011	12.19	.43	.38	.81	(.45)	12.55	6.76	319	.36	3.48
Class 529-A:
Year ended 12/31/2015	12.81	.22	(.20)	.02	(.24)	12.59	.13	898	.70	1.71
Year ended 12/31/2014	12.40	.26	.41	.67	(.26)	12.81	5.44	939	.71	2.02
Year ended 12/31/2013	12.95	.25	(.52)	(.27)	(.28)	12.40	(2.08)	947	.70	2.01
Year ended 12/31/2012	12.55	.29	.43	.72	(.32)	12.95	5.80	1,101	.68	2.24
Year ended 12/31/2011	12.19	.39	.38	.77	(.41)	12.55	6.42	981	.68	3.13
Class 529-B:
Year ended 12/31/2015	12.81	.12	(.20)	(.08)	(.14)	12.59	(.64)	7	1.47	.92
Year ended 12/31/2014	12.40	.16	.41	.57	(.16)	12.81	4.62	15	1.49	1.27
Year ended 12/31/2013	12.95	.15	(.52)	(.37)	(.18)	12.40	(2.84)	23	1.49	1.21
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.96	39	1.48	1.47
Year ended 12/31/2011	12.19	.29	.38	.67	(.31)	12.55	5.58	54	1.47	2.36

36	The Bond Fund of America

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 12/31/2015	$12.81	$.12	$(.20)	$(.08)	$(.14)	$12.59	(.63)%	$337		1.46%		.95%
Year ended 12/31/2014	12.40	.16	.41	.57	(.16)	12.81	4.64	371		1.47		1.26
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.83)	388		1.48		1.24
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.97	477		1.46		1.46
Year ended 12/31/2011	12.19	.29	.38	.67	(.31)	12.55	5.59	444		1.46		2.35
Class 529-E:
Year ended 12/31/2015	12.81	.19	(.20)	(.01)	(.21)	12.59	(.08)	48		.91		1.50
Year ended 12/31/2014	12.40	.23	.41	.64	(.23)	12.81	5.21	51		.93		1.80
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	52		.93		1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	61		.93		1.99
Year ended 12/31/2011	12.19	.36	.38	.74	(.38)	12.55	6.14	54		.94		2.87
Class 529-F-1:
Year ended 12/31/2015	12.81	.25	(.20)	.05	(.27)	12.59	.36	71		.47		1.94
Year ended 12/31/2014	12.40	.28	.42	.70	(.29)	12.81	5.68	66		.48		2.24
Year ended 12/31/2013	12.95	.28	(.52)	(.24)	(.31)	12.40	(1.86)	62		.48		2.24
Year ended 12/31/2012	12.55	.32	.43	.75	(.35)	12.95	6.04	73		.46		2.45
Year ended 12/31/2011	12.19	.42	.38	.80	(.44)	12.55	6.65	59		.46		3.36
Class R-1:
Year ended 12/31/2015	12.81	.13	(.20)	(.07)	(.15)	12.59	(.53)	47		1.36		1.05
Year ended 12/31/2014	12.40	.17	.42	.59	(.18)	12.81	4.75	55		1.36		1.37
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	58		1.37		1.34
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.08	81		1.36		1.57
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.68	91		1.38		2.45
Class R-2:
Year ended 12/31/2015	12.81	.14	(.20)	(.06)	(.16)	12.59	(.51)	545		1.34		1.07
Year ended 12/31/2014	12.40	.17	.41	.58	(.17)	12.81	4.73	606		1.39		1.34
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.70)	636		1.35		1.37
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.09	807		1.36		1.57
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.67	806		1.39		2.43
Class R-2E:
Year ended 12/31/2015	12.81	.18	(.19)	(.01)	(.21)	12.59	(.07)	1		.96		1.41
Period from 8/29/2014 to 12/31/2014[3,4]	12.82	.07	.01	.08	(.09)	12.81	.63 [5,6]	—	[7]	.25	[5,6]	.52	[5,6]
Class R-3:
Year ended 12/31/2015	12.81	.19	(.20)	(.01)	(.21)	12.59	(.08)	662		.91		1.50
Year ended 12/31/2014	12.40	.23	.41	.64	(.23)	12.81	5.21	731		.93		1.80
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	748		.92		1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	955		.92		2.00
Year ended 12/31/2011	12.19	.36	.38	.74	(.38)	12.55	6.15	963		.94		2.89

See page 38 for footnotes.

The Bond Fund of America	37

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-4:
Year ended 12/31/2015	$12.81	$.23	$(.20)	$.03	$(.25)	$12.59	.24%	$512		.59%		1.82%
Year ended 12/31/2014	12.40	.27	.41	.68	(.27)	12.81	5.55	480		.61		2.12
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(1.99)	484		.60		2.11
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.89	602		.60		2.33
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.48	669		.62		3.21
Class R-5E:
Period from 11/20/2015 to 12/31/2015[3,8]	12.66	.03	(.06)	(.03)	(.04)	12.59	(.24)[6]	—	[7]	.05	[6]	.22	[6]
Class R-5:
Year ended 12/31/2015	12.81	.27	(.20)	.07	(.29)	12.59	.54	206		.30		2.11
Year ended 12/31/2014	12.40	.31	.41	.72	(.31)	12.81	5.86	207		.31		2.43
Year ended 12/31/2013	12.95	.30	(.52)	(.22)	(.33)	12.40	(1.70)	226		.31		2.41
Year ended 12/31/2012	12.55	.34	.43	.77	(.37)	12.95	6.20	311		.31		2.63
Year ended 12/31/2011	12.19	.43	.38	.81	(.45)	12.55	6.80	310		.32		3.51
Class R-6:
Year ended 12/31/2015	12.81	.28	(.20)	.08	(.30)	12.59	.58	2,710		.25		2.16
Year ended 12/31/2014	12.40	.31	.42	.73	(.32)	12.81	5.92	2,132		.26		2.42
Year ended 12/31/2013	12.95	.31	(.52)	(.21)	(.34)	12.40	(1.65)	1,128		.26		2.51
Year ended 12/31/2012	12.55	.35	.43	.78	(.38)	12.95	6.26	559		.25		2.61
Year ended 12/31/2011	12.19	.44	.38	.82	(.46)	12.55	6.85	237		.27		3.55

	Year ended December 31
Portfolio turnover rate for all share classes[9]	2015	2014	2013	2012	2011
Including mortgage dollar roll transactions	401%	348%	419%	264%	154%
Excluding mortgage dollar roll transactions	151%	136%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Not annualized.
[7]	Amount less than $1 million.
[8]	Class R-5E shares were offered beginning November 20, 2015.
[9]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

38	The Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America (the “Fund”), including the summary investment portfolio, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2016

The Bond Fund of America	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2015, through December 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	The Bond Fund of America

	Beginning account value 7/1/2015	Ending account value 12/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,003.42	$3.03	.60%
Class A - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B - actual return	1,000.00	999.63	6.85	1.36
Class B - assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class C - actual return	1,000.00	999.41	7.06	1.40
Class C - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F-1 - actual return	1,000.00	1,003.30	3.18	.63
Class F-1 - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class F-2 - actual return	1,000.00	1,004.66	1.82	.36
Class F-2 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 529-A - actual return	1,000.00	1,002.87	3.58	.71
Class 529-A - assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B - actual return	1,000.00	998.92	7.56	1.50
Class 529-B - assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-C - actual return	1,000.00	999.05	7.41	1.47
Class 529-C - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E - actual return	1,000.00	1,001.87	4.59	.91
Class 529-E - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 529-F-1 - actual return	1,000.00	1,004.05	2.42	.48
Class 529-F-1 - assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 - actual return	1,000.00	999.57	6.90	1.37
Class R-1 - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 - actual return	1,000.00	999.53	6.96	1.38
Class R-2 - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E - actual return	1,000.00	1,002.23	4.84	.96
Class R-2E - assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-3 - actual return	1,000.00	1,001.81	4.69	.93
Class R-3 - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 - actual return	1,000.00	1,003.45	3.03	.60
Class R-4 - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-5E - actual return†	1,000.00	997.62	.45	.40
Class R-5E - assumed 5% return†	1,000.00	1,023.19	2.04	.40
Class R-5 - actual return	1,000.00	1,004.95	1.52	.30
Class R-5 - assumed 5% return	1,000.00	1,023.69	1.53	.30
Class R-6 - actual return	1,000.00	1,005.22	1.26	.25
Class R-6 - assumed 5% return	1,000.00	1,023.95	1.28	.25

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 184 days.

The Bond Fund of America	41

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2015:

Qualified dividend income	$3,375,000
Corporate dividends received deduction	$1,974,000
U.S. government income that may be exempt from state taxation	$128,757,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

42	The Bond Fund of America

Board of trustees and other officers

Independent trustees1

	Year first		Number of
	elected a		portfolios in fund
	trustee of		complex overseen	Other directorships[3] held
Name and year of birth	the fund[2]	Principal occupation(s) during past five years	by trustee	by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	81	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	78	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	83	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2009	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	80	None

Interested trustee4,5

	Year first
	elected a		Number of
Name, year of birth and position with fund	trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board and President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 44 for footnotes.

The Bond Fund of America	43

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew F. Barth, 1961 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Group International, Inc.;[6] Chairman of the Board, Capital Guardian Trust Company;[6] Partner — Capital Fixed Income Investors, Capital Guardian Trust Company[6]
David A. Daigle, 1967 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
David A. Hoag, 1965 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
		Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Thomas H. Høgh, 1963 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Fergus N. MacDonald, 1969 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Robert H. Neithart, 1965 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Wesley K.-S. Phoa, 1966 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
		Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Vice President, Capital Strategy Research, Inc.[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

44	The Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius, LLP
300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2015, portfolio of The Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach – in combination with The Capital SystemSM – has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$182,000
2015	$195,000

b) Audit-Related Fees:
2014	$6,000
2015	$9,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$7,000
2015	$8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$927,000
2015	$1,183,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,276,000 for fiscal year 2014 and $1,475,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Bond Fund of America®
Investment portfolio
December 31, 2015
Bonds, notes & other debt instruments 96.82% U.S. Treasury bonds & notes 37.98% U.S. Treasury 25.77%	Principal amount (000)	Value (000)
U.S. Treasury 7.50% 2016	$45,000	$47,602
U.S. Treasury 0.75% 2017[1]	48,646	48,505
U.S. Treasury 1.25% 2018	244,450	244,237
U.S. Treasury 1.25% 2018	23,725	23,697
U.S. Treasury 1.25% 2018	3,280	3,275
U.S. Treasury 1.375% 2018[1]	115,525	116,062
U.S. Treasury 1.50% 2018	92,050	92,711
U.S. Treasury 1.00% 2019	34,925	34,362
U.S. Treasury 1.50% 2019	80,900	81,233
U.S. Treasury 1.50% 2019	10,000	9,973
U.S. Treasury 1.50% 2019	500	498
U.S. Treasury 1.625% 2019	573,925	576,169
U.S. Treasury 1.625% 2019	313,500	313,647
U.S. Treasury 1.625% 2019	243,150	243,948
U.S. Treasury 3.625% 2019[1]	78,000	83,792
U.S. Treasury 1.125% 2020	115,100	112,560
U.S. Treasury 1.25% 2020	296,675	291,934
U.S. Treasury 1.25% 2020	202,825	199,766
U.S. Treasury 1.375% 2020	464,144	456,114
U.S. Treasury 1.375% 2020	84,650	83,219
U.S. Treasury 1.375% 2020	74,750	73,707
U.S. Treasury 1.375% 2020	2,300	2,274
U.S. Treasury 1.50% 2020	255,425	253,379
U.S. Treasury 1.625% 2020	476,500	474,413
U.S. Treasury 1.625% 2020	297,750	296,074
U.S. Treasury 1.75% 2020	49,380	49,367
U.S. Treasury 2.125% 2020	10,800	10,979
U.S. Treasury 2.125% 2021	205,000	206,874
U.S. Treasury 2.25% 2021	309,300	315,678
U.S. Treasury 2.25% 2021	54,775	55,817
U.S. Treasury 3.625% 2021	10,900	11,853
U.S. Treasury 8.00% 2021	500	668
U.S. Treasury 1.625% 2022	25,768	25,043
U.S. Treasury 1.625% 2022	23,828	23,219
U.S. Treasury 1.75% 2022	301,500	295,600
U.S. Treasury 1.875% 2022	76,000	75,059
U.S. Treasury 1.875% 2022	4,750	4,706
U.S. Treasury 2.125% 2022	85,340	85,803
U.S. Treasury 2.125% 2022	11,500	11,527
U.S. Treasury 1.75% 2023	41,975	40,908
U.S. Treasury 2.00% 2023	18,279	18,180
U.S. Treasury 2.25% 2024	42,265	42,253
U.S. Treasury 2.00% 2025	276,575	269,677
U.S. Treasury 2.00% 2025	157,660	154,111
U.S. Treasury 2.125% 2025	168,750	166,496
U.S. Treasury 2.25% 2025	23,861	23,815
The Bond Fund of America — Page 1 of 42

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 6.875% 2025	$77,500	$108,551
U.S. Treasury 4.50% 2036	84,207	107,976
U.S. Treasury 2.75% 2042	21,250	20,335
U.S. Treasury 2.75% 2042	4,300	4,104
U.S. Treasury 2.875% 2043	118,300	115,463
U.S. Treasury 3.625% 2043	80,225	90,447
U.S. Treasury 2.50% 2045	42,493	38,167
U.S. Treasury 2.875% 2045	292,054	283,932
U.S. Treasury 3.00% 2045	371,500	370,735
U.S. Treasury 3.00% 2045	93,185	92,836
		7,283,330
U.S. Treasury inflation-protected securities 12.21%
U.S. Treasury Inflation-Protected Security 0.125% 2016[2]	85,555	85,216
U.S. Treasury Inflation-Protected Security 2.50% 2016[2]	103,227	104,873
U.S. Treasury Inflation-Protected Security 2.375% 2017[2]	23,588	24,172
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	1,153,908	1,140,139
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	17,810	17,282
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	34,148	32,766
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	13,541	13,239
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	162,220	154,215
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	160,901	159,207
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	202,129	193,039
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	795,211	770,316
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	23,367	25,992
U.S. Treasury Inflation-Protected Security 1.75% 2028[2]	4,768	5,215
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	80,501	70,851
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	78,337	66,410
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	220,238	224,397
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	417,552	364,626
		3,451,955
Total U.S. Treasury bonds & notes		10,735,285
Corporate bonds & notes 27.97% Financials 7.76%
ACE INA Holdings Inc. 2.30% 2020	15,615	15,520
ACE INA Holdings Inc. 2.875% 2022	8,095	8,046
ACE INA Holdings Inc. 3.15% 2025	4,360	4,317
ACE INA Holdings Inc. 3.35% 2026	8,350	8,337
ACE INA Holdings Inc. 4.35% 2045	15,375	15,664
Alexandria Real Estate Equities, Inc. 2.75% 2020	1,815	1,787
Alexandria Real Estate Equities, Inc. 3.90% 2023	4,250	4,205
Alexandria Real Estate Equities, Inc. 4.30% 2026	775	766
Alexandria Real Estate Equities, Inc. 4.50% 2029	755	740
Allianz SE, 5.625% 2042	€1,200	1,528
Allianz SE, 4.75% (undated)	800	941
American Campus Communities, Inc. 3.35% 2020	$9,595	9,594
American Campus Communities, Inc. 3.75% 2023	17,460	17,208
American Campus Communities, Inc. 4.125% 2024	8,810	8,764
American Express Co. 6.15% 2017	150	161
American Express Co. 1.55% 2018	15,500	15,390
American Express Credit Co. 1.55% 2017	5,090	5,090
American International Group, Inc. 2.30% 2019	5,825	5,781
The Bond Fund of America — Page 2 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
American International Group, Inc. 3.75% 2025	$7,625	$7,576
American International Group, Inc. 4.50% 2044	7,010	6,508
American Tower Corp. 3.40% 2019	18,075	18,558
American Tower Corp. 5.90% 2021	2,000	2,231
Assicurazioni Generali SPA 7.75% 2042	€3,500	4,650
Assicurazioni Generali SPA 10.125% 2042	4,200	6,105
AvalonBay Communities, Inc. 3.625% 2020	$3,465	3,601
AXA SA 8.60% 2030	6,715	9,057
AXA SA, Series B, junior subordinated 6.379% (undated)[3]	5,065	5,470
Banco Nacional de Comercio Exterior SNC 4.375% 2025[3]	5,000	4,950
Bank of America Corp. 3.75% 2016	10,980	11,119
Bank of America Corp. 2.625% 2020	54,600	53,997
Bank of America Corp. 5.625% 2020	10,500	11,679
Bank of America Corp. 3.875% 2025	30,150	30,670
Bank of America Corp., Series L, 3.625% 2016	9,700	9,750
Bank of America Corp., Series L, 2.25% 2020	5,000	4,885
Bank of America Corp., Series AA, 6.10% (undated)	2,250	2,284
Bank of New York Mellon Corp., Series G, 2.50% 2016	16,000	16,008
Bank of Nova Scotia 4.50% 2025	22,000	21,944
Bank of Tokyo-Mitsubishi, Ltd., 2.75% 2020[3]	11,500	11,513
Barclays Bank PLC 6.00% 2021	€6,800	8,863
Barclays Bank PLC 10.179% 2021[3]	$14,225	18,459
Barclays Bank PLC 3.65% 2025	29,755	28,650
Barclays Bank PLC 5.25% 2045	10,000	10,211
BB&T Corp. 2.45% 2020	13,500	13,598
BBVA Bancomer SA 6.50% 2021[3]	1,000	1,065
Berkshire Hathaway Finance Corp. 4.30% 2043	1,000	982
Berkshire Hathaway Inc. 2.20% 2016	14,000	14,120
Berkshire Hathaway Inc. 2.00% 2018	5,210	5,290
BNP Paribas 3.60% 2016	14,000	14,052
BNP Paribas 4.375% 2025[3]	22,750	22,327
BPCE SA group 5.70% 2023[3]	22,130	23,301
BPCE SA group 5.15% 2024[3]	9,845	9,946
BPCE SA group 4.50% 2025[3]	8,845	8,505
Brandywine Operating Partnership, LP 5.70% 2017	25	26
Brandywine Operating Partnership, LP 3.95% 2023	100	98
Charles Schwab Corp, 2.20% 2018	1,390	1,394
Charles Schwab Corp. 3.45% 2026	5,855	5,962
CIT Group Inc. 3.875% 2019	2,100	2,095
Citigroup Inc. 3.953% 2016	8,300	8,416
Citigroup Inc. 1.70% 2018	19,500	19,327
Citigroup Inc. 2.15% 2018	7,250	7,249
Citigroup Inc. 2.55% 2019	15,080	15,190
Citigroup Inc. 8.50% 2019	5,695	6,808
Citigroup Inc. 4.45% 2027	10,710	10,670
CME Group Inc. 5.30% 2043	6,685	7,670
CNA Financial Corp. 7.35% 2019	2,770	3,195
CNA Financial Corp. 3.95% 2024	6,705	6,690
Communications Sales & Leasing, Inc. 6.00% 2023[3]	1,700	1,611
Communications Sales & Leasing, Inc. 8.25% 2023	1,916	1,643
Corporate Office Properties LP 5.25% 2024	936	959
Corporate Office Properties LP 5.00% 2025	6,320	6,224
Corporate Office Properties Trust 3.60% 2023	2,834	2,617
Credit Agricole SA 4.375% 2025[3]	15,695	15,228
The Bond Fund of America — Page 3 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Credit Suisse Group AG 3.125% 2020[3]	$4,500	$4,487
Credit Suisse Group AG 3.80% 2022[3]	27,200	27,229
Crescent Resources 10.25% 2017[3]	1,425	1,430
DCT Industrial Trust Inc. 4.50% 2023	10,030	10,054
DDR Corp. 4.25% 2026	9,705	9,487
Developers Diversified Realty Corp. 9.625% 2016	14,941	15,175
Developers Diversified Realty Corp. 7.50% 2017	16,896	18,006
Developers Diversified Realty Corp. 4.75% 2018	1,225	1,282
Developers Diversified Realty Corp. 7.875% 2020	7,732	9,263
Discover Financial Services 2.00% 2018	5,200	5,168
Discover Financial Services 4.20% 2023	12,283	12,570
Eole Finance SPC, 2.341% 2024[3,4]	1,698	1,677
EPR Properties 4.50% 2025	8,650	8,245
ERP Operating LP 7.125% 2017	595	648
Essex Portfolio L.P. 3.625% 2022	4,370	4,369
Essex Portfolio L.P. 3.25% 2023	4,935	4,796
Essex Portfolio L.P. 3.875% 2024	10,710	10,721
Essex Portfolio L.P. 3.50% 2025	6,315	6,088
Franklin Resources, Inc. 1.375% 2017	2,700	2,696
Franklin Resources, Inc. 2.80% 2022	1,300	1,271
Goldman Sachs Group, Inc. 1.035% 2016[5]	875	874
Goldman Sachs Group, Inc. 3.625% 2016	27,625	27,696
Goldman Sachs Group, Inc. 1.312% 2017[5]	4,601	4,605
Goldman Sachs Group, Inc. 2.55% 2019	20,200	20,214
Goldman Sachs Group, Inc. 1.712% 2020[5]	1,925	1,931
Goldman Sachs Group, Inc. 2.60% 2020	11,060	11,046
Goldman Sachs Group, Inc. 2.75% 2020	12,655	12,663
Goldman Sachs Group, Inc. 5.25% 2021	3,300	3,655
Goldman Sachs Group, Inc. 3.85% 2024	10,845	11,092
Goldman Sachs Group, Inc. 3.50% 2025	10,500	10,347
Goldman Sachs Group, Inc. 4.75% 2045	5,925	5,908
Goldman Sachs Group, Inc. 5.15% 2045	1,200	1,169
Goldman Sachs Group, Inc., subordinated, 4.25% 2025	5,085	5,059
Goodman Funding Pty Ltd. 6.375% 2020[3]	7,425	8,442
Goodman Funding Pty Ltd. 6.00% 2022[3]	12,500	13,913
HBOS PLC 6.75% 2018[3]	19,610	21,439
Hospitality Properties Trust 6.30% 2016	28,918	29,017
Hospitality Properties Trust 6.70% 2018	28,250	29,898
Hospitality Properties Trust 5.00% 2022	10,800	11,108
Hospitality Properties Trust 4.50% 2023	11,265	11,227
Hospitality Properties Trust 4.50% 2025	2,280	2,193
Host Hotels & Resorts LP 4.50% 2026	7,235	7,157
HSBC Bank PLC 1.50% 2018[3]	12,650	12,516
HSBC Holdings PLC 4.125% 2020[3]	9,453	10,077
HSBC Holdings PLC 4.00% 2022	6,895	7,246
HSBC Holdings PLC 4.25% 2025	18,500	18,398
HSBK (Europe) BV 7.25% 2021[3]	3,710	3,825
Icahn Enterprises Finance Corp. 3.50% 2017	2,700	2,720
Intercontinentalexchange, Inc. 2.50% 2018	1,735	1,751
Intercontinentalexchange, Inc. 2.75% 2020	8,580	8,587
Intercontinentalexchange, Inc. 3.75% 2025	16,593	16,669
Intesa Sanpaolo SpA 5.017% 2024[3]	24,060	23,724
Iron Mountain Inc. 6.00% 2020[3]	5,750	6,081
iStar Financial Inc. 4.00% 2017	1,675	1,647
The Bond Fund of America — Page 4 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
iStar Financial Inc., Series B, 9.00% 2017	$4,900	$5,163
JPMorgan Chase & Co. 1.027% 2016[5]	601	601
JPMorgan Chase & Co. 1.35% 2017	13,000	12,976
JPMorgan Chase & Co. 2.25% 2020	30,645	30,177
JPMorgan Chase & Co. 2.55% 2020	33,370	33,095
Keybank National Association 2.50% 2019	13,500	13,531
Kimco Realty Corp. 5.70% 2017	15,450	16,238
Kimco Realty Corp. 4.30% 2018	10,000	10,433
Kimco Realty Corp. 6.875% 2019	4,000	4,599
Kimco Realty Corp. 3.40% 2022	2,075	2,060
Kimco Realty Corp., Series C, 5.783% 2016	9,000	9,086
Leucadia National Corp. 5.50% 2023	4,695	4,593
Liberty Mutual Group Inc. 6.70% 2016[3]	6,250	6,452
Lloyds Banking Group PLC 4.50% 2024	20,200	20,545
Lloyds Banking Group PLC 3.50% 2025	3,300	3,318
Lloyds Banking Group PLC 4.582% 2025[3]	5,143	5,167
MetLife Global Funding I 2.30% 2019[3]	12,815	12,844
MetLife Global Funding I 2.00% 2020[3]	14,815	14,527
MetLife Global Funding I 2.50% 2020[3]	16,500	16,424
Metlife, Inc. 3.60% 2024	6,190	6,363
Metlife, Inc. 3.60% 2025	1,395	1,407
Metlife, Inc. 4.60% 2046	680	686
MetLife, Inc. 5.25% 2049	23,400	23,868
Mitsubishi UFJ Trust & Banking Corp. 2.65% 2020[3]	18,500	18,501
Mizuho Bank Ltd. 2.15% 2018[3]	9,250	9,222
Morgan Stanley 3.80% 2016	3,850	3,883
Morgan Stanley 2.125% 2018	3,370	3,379
Morgan Stanley 2.80% 2020	22,875	22,980
New York Life Global Funding 2.10% 2019[3]	17,000	17,034
New York Life Global Funding 1.95% 2020[3]	2,190	2,149
NN Group NV, 4.50% (undated)	€9,850	10,555
Nordea Bank AB 2.50% 2020[3]	$20,100	20,012
Nordea Bank AB 4.875% 2021[3]	7,825	8,455
Northern Trust Corp. 5.85% 2017[3]	1,050	1,126
Piedmont Operating Partnership LP 3.40% 2023	2,800	2,630
PNC Bank 2.40% 2019	22,433	22,533
PNC Bank 2.30% 2020	12,500	12,398
PNC Bank 2.45% 2020	8,125	8,098
PNC Bank 2.60% 2020	1,775	1,776
PNC Financial Services Group, Inc. 2.854% 2022	9,189	9,084
PNC Financial Services Group, Inc. 3.90% 2024	1,486	1,525
PNC Funding Corp. 3.30% 2022	8,000	8,199
PNC Preferred Funding Trust I, junior subordinated 1.987% (undated)[3,5]	6,000	5,400
Prologis, Inc. 3.35% 2021	15,250	15,461
Prologis, Inc. 4.25% 2023	6,390	6,735
Prologis, Inc. 3.75% 2025	12,265	12,191
Prudential Financial, Inc. 3.50% 2024	8,000	8,054
Prudential Financial, Inc. 4.60% 2044	2,900	2,897
QBE Insurance Group Ltd. 2.40% 2018[3]	18,590	18,619
Rabobank Nederland 2.25% 2019	13,000	13,051
Rabobank Nederland 4.625% 2023	11,935	12,466
Rabobank Nederland 3.375% 2025	6,150	6,102
Rabobank Nederland 4.375% 2025	28,225	28,766
Realogy Corp. 4.50% 2019[3]	3,050	3,145
The Bond Fund of America — Page 5 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Realogy Corp., Barclays PLC LOC, 4.40% 2016[4,5,6]	$13	$13
Royal Bank of Canada 2.00% 2018	12,500	12,495
RSA Insurance Group PLC 9.375% 2039	£5,140	8,884
Scentre Group 2.375% 2019[3]	$810	800
Scentre Group 2.375% 2021[3]	11,410	10,968
Scentre Group 3.25% 2025[3]	12,305	11,573
Scentre Group 3.50% 2025[3]	19,000	18,474
Select Income REIT 4.15% 2022	14,710	14,137
Select Income REIT 4.50% 2025	3,295	3,070
Simon Property Group, LP 10.35% 2019	8,995	11,043
Skandinaviska Enskilda 2.45% 2020[3]	5,950	5,922
Skandinaviska Enskilda 2.625% 2020[3]	44,000	43,894
Sovereign Bancorp, Inc. 8.75% 2018	1,880	2,123
Sumitomo Mitsui Banking Corp. 2.45% 2020	4,775	4,724
Svenska Handelsbanken AB 2.25% 2019	11,100	11,121
Travelers Property Casualty Corp. 4.30% 2045	1,500	1,516
UBS Group AG 2.95% 2020[3]	13,500	13,390
UBS Group AG 4.125% 2025[3]	21,700	21,613
UDR, Inc. 3.70% 2020	1,430	1,479
UDR, Inc. 4.00% 2025	7,960	8,053
Unum Group 7.125% 2016	10,100	10,501
Unum Group 5.625% 2020	345	380
Unum Group 3.875% 2025	12,040	11,876
US Bancorp., Series T, 1.65% 2017	13,000	13,042
US Bancorp., junior subordinated 5.125% (undated)	15,855	15,949
VEB Finance Ltd. 6.902% 2020[3]	9,100	9,236
VEB Finance Ltd. 6.80% 2025[3]	500	489
WEA Finance LLC 2.70% 2019[3]	15,525	15,415
WEA Finance LLC 3.25% 2020[3]	34,845	35,031
WEA Finance LLC 3.75% 2024[3]	27,760	27,658
Wells Fargo & Co. 3.676% 2016	14,000	14,176
Wells Fargo & Co. 1.426% 2020[5]	13,840	13,891
Wells Fargo & Co. 2.55% 2020	35,920	35,765
Wells Fargo & Co. 3.55% 2025	8,250	8,336
Wells Fargo & Co. 4.90% 2045	2,700	2,732
Westpac Banking Corp. 2.60% 2020	14,250	14,261
		2,192,000
Health care 5.66%
21st Century Oncology Holdings Inc. 11.00% 2023[3]	4,870	3,774
AbbVie Inc. 1.80% 2018	6,400	6,375
AbbVie Inc. 2.50% 2020	16,385	16,240
AbbVie Inc. 2.90% 2022	34,595	33,544
AbbVie Inc. 3.20% 2022	3,345	3,299
AbbVie Inc. 3.60% 2025	40,245	39,803
AbbVie Inc. 4.50% 2035	12,465	12,243
AbbVie Inc. 4.40% 2042	4,915	4,607
AbbVie Inc. 4.70% 2045	24,415	23,970
Actavis Funding SCS 2.35% 2018	18,850	18,883
Actavis Funding SCS 3.00% 2020	30,580	30,632
Actavis Funding SCS 3.45% 2022	30,940	31,031
Actavis Funding SCS 3.80% 2025	39,570	39,447
Actavis Funding SCS 4.55% 2035	25,030	24,405
Actavis Funding SCS 4.75% 2045	53,870	52,720
The Bond Fund of America — Page 6 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Amgen Inc. 2.125% 2020	$6,100	$6,025
Amgen Inc. 2.70% 2022	2,590	2,518
Amgen Inc. 3.125% 2025	6,100	5,807
Amgen Inc. 4.40% 2045	6,100	5,670
AstraZeneca PLC 3.375% 2025	78,715	78,316
AstraZeneca PLC 4.375% 2045	6,955	6,999
AstraZeneca PLC 2.375% 2020	45,000	44,747
Baxalta Inc. 4.00% 2025[3]	19,985	19,827
Bayer AG 2.375% 2019[3]	12,575	12,593
Bayer AG 3.375% 2024[3]	4,670	4,710
Baylor Scott & White Holdings 4.185% 2045	2,000	1,899
Becton, Dickinson and Co. 1.80% 2017	8,500	8,492
Becton, Dickinson and Co. 2.675% 2019	10,285	10,353
Becton, Dickinson and Co. 3.734% 2024	7,630	7,714
Becton, Dickinson and Co. 4.685% 2044	13,015	13,182
Biogen Inc. 2.90% 2020	5,640	5,634
Biogen Inc. 3.625% 2022	14,125	14,304
Biogen Inc. 4.05% 2025	25,690	25,874
Biogen Inc. 5.20% 2045	43,558	43,734
Boston Scientific Corp. 2.85% 2020	10,015	9,977
Boston Scientific Corp. 6.00% 2020	8,075	8,974
Boston Scientific Corp. 3.375% 2022	18,500	18,285
Boston Scientific Corp. 3.85% 2025	14,500	14,297
Cardinal Health, Inc. 1.90% 2017	5,650	5,669
Cardinal Health, Inc. 1.70% 2018	2,210	2,205
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,250	1,248
Celgene Corp. 3.55% 2022	9,290	9,394
Celgene Corp. 3.625% 2024	21,300	20,997
Celgene Corp. 3.875% 2025	6,725	6,717
Celgene Corp. 4.625% 2044	4,250	4,030
Celgene Corp. 5.00% 2045	33,090	33,344
Centene Corp. 4.75% 2022	2,525	2,456
Concordia Healthcare Corp. 9.50% 2022[3]	6,540	6,475
Concordia Healthcare Corp. 7.00% 2023[3]	1,845	1,610
ConvaTec Finance International SA 8.25% 2019[3,7]	2,775	2,591
DaVita HealthCare Partners Inc. 5.00% 2025	1,765	1,708
DENTSPLY International Inc. 2.75% 2016	5,620	5,662
Dignity Health 3.125% 2022	4,100	4,084
DJO Finance LLC 10.75% 2020[3]	4,175	3,799
DJO Finco Inc. 8.125% 2021[3]	2,715	2,416
EMD Finance LLC 2.40% 2020[3]	36,060	35,142
EMD Finance LLC 2.95% 2022[3]	22,195	21,459
EMD Finance LLC 3.25% 2025[3]	56,485	53,624
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[3]	10,770	10,770
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[3]	1,350	1,316
Express Scripts Inc. 3.125% 2016	15,127	15,229
Express Scripts Inc. 2.65% 2017	5,500	5,556
Gilead Sciences, Inc. 1.85% 2018	7,215	7,251
Gilead Sciences, Inc. 2.55% 2020	11,861	11,870
Gilead Sciences, Inc. 3.25% 2022	4,145	4,179
Gilead Sciences, Inc. 3.70% 2024	8,245	8,455
Gilead Sciences, Inc. 3.65% 2026	17,295	17,470
Gilead Sciences, Inc. 4.80% 2044	1,325	1,332
Gilead Sciences, Inc. 4.50% 2045	2,900	2,845
The Bond Fund of America — Page 7 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Gilead Sciences, Inc. 4.75% 2046	$9,100	$9,225
HCA Inc. 3.75% 2019	1,025	1,035
HCA Inc. 5.00% 2024	4,100	4,100
HCA Inc. 5.25% 2025	5,450	5,505
HCA Inc. 5.875% 2026	10,000	10,063
HealthSouth Corp. 5.75% 2024[3]	575	551
HealthSouth Corp. 5.75% 2025[3]	9,910	9,266
Humana Inc. 3.85% 2024	10,950	11,050
Humana Inc. 4.95% 2044	7,285	7,264
inVentiv Health Inc. 9.00% 2018[3]	4,140	4,254
inVentiv Health Inc. 10.00% 2018	8,145	7,778
inVentiv Health Inc. 12.00% 2018[3,7]	9,461	8,588
Kindred Healthcare, Inc. 8.00% 2020	625	588
Kinetic Concepts, Inc. 10.50% 2018	11,170	10,919
Kinetic Concepts, Inc. 12.50% 2019	7,060	6,442
Laboratory Corporation of America Holdings 3.20% 2022	2,055	2,020
Laboratory Corporation of America Holdings 3.60% 2025	11,350	10,974
Laboratory Corporation of America Holdings 4.70% 2045	12,110	11,163
Mallinckrodt PLC 4.875% 2020[3]	2,180	2,109
Mallinckrodt PLC 5.75% 2022[3]	289	279
Mallinckrodt PLC 5.625% 2023[3]	13,440	12,835
McKesson Corp. 3.25% 2016	1,580	1,586
McKesson Corp. 1.40% 2018	370	365
McKesson Corp. 2.284% 2019	11,850	11,813
McKesson Corp. 3.796% 2024	4,345	4,376
Medtronic, Inc. 2.50% 2020	21,070	21,238
Medtronic, Inc. 3.50% 2025	29,000	29,378
Medtronic, Inc. 4.375% 2035	4,880	4,940
Medtronic, Inc. 4.625% 2045	18,765	19,394
Memorial Sloan-Kettering Cancer Center 4.20% 2055	1,000	963
Molina Healthcare, Inc. 5.375% 2022[3]	4,470	4,481
Novartis Capital Corp. 3.00% 2025	10,000	9,879
Novartis Capital Corp. 4.00% 2045	20,000	19,655
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[4,5,6]	1,799	1,536
Pfizer Inc. 7.20% 2039	3,169	4,373
PRA Holdings, Inc. 9.50% 2023[3]	1,128	1,232
Quest Diagnostics Inc. 4.70% 2045	470	425
Quintiles Transnational Corp. 4.875% 2023[3]	580	586
Roche Holdings, Inc. 2.25% 2019[3]	16,720	16,822
Roche Holdings, Inc. 2.875% 2021[3]	6,500	6,592
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[4,5,6,8]	3,519	3,460
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[4,5,6,8]	2,715	2,701
Rotech Healthcare Inc., Term Loan, 13.00% 2020[4,5,6,7,8]	6,507	5,820
St. Jude Medical, Inc. 2.80% 2020	22,075	22,107
St. Jude Medical, Inc. 3.875% 2025	11,500	11,637
Tenet Healthcare Corp. 6.75% 2023	8,820	8,197
Tenet Healthcare Corp., First Lien, 4.75% 2020	485	490
Tenet Healthcare Corp., First Lien, 6.00% 2020	5,380	5,689
Thermo Fisher Scientific Inc. 1.30% 2017	14,130	14,084
Thermo Fisher Scientific Inc. 2.40% 2019	6,666	6,670
Thermo Fisher Scientific Inc. 3.30% 2022	2,875	2,874
Thermo Fisher Scientific Inc. 4.15% 2024	4,005	4,169
Thermo Fisher Scientific Inc. 5.30% 2044	180	193
Trinity Health Corp 4.125% 2045	2,000	1,901
The Bond Fund of America — Page 8 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
UnitedHealth Group Inc. 6.00% 2017	$17,920	$19,068
UnitedHealth Group Inc. 1.90% 2018	7,750	7,778
UnitedHealth Group Inc. 2.70% 2020	13,225	13,377
UnitedHealth Group Inc. 3.35% 2022	5,210	5,334
UnitedHealth Group Inc. 3.75% 2025	27,025	27,918
UnitedHealth Group Inc. 4.625% 2035	4,515	4,695
UnitedHealth Group Inc. 4.75% 2045	7,525	7,938
VPI Escrow Corp. 6.75% 2018[3]	900	896
VPI Escrow Corp. 6.375% 2020[3]	6,980	6,771
VRX Escrow Corp. 6.125% 2025[3]	1,575	1,410
WellPoint, Inc. 2.30% 2018	6,680	6,673
WellPoint, Inc. 2.25% 2019	18,500	18,405
Zimmer Holdings, Inc. 2.00% 2018	4,010	3,988
Zimmer Holdings, Inc. 2.70% 2020	11,340	11,213
Zimmer Holdings, Inc. 3.15% 2022	26,626	26,213
Zimmer Holdings, Inc. 3.55% 2025	26,325	25,644
Zimmer Holdings, Inc. 4.25% 2035	4,150	3,881
		1,598,643
Energy 3.54%
Alpha Natural Resources, Inc. 7.50% 2020[3,9]	2,950	66
Alpha Natural Resources, Inc. 7.50% 2020[3,9]	1,204	27
American Energy (Marcellus), Term Loan B, 5.25% 2020[4,5,6]	2,300	624
American Energy (Marcellus), Term Loan A, 8.50% 2021[4,5,6]	625	9
American Energy (Permian Basin) 7.125% 2020[3]	600	229
American Energy (Permian Basin) 7.375% 2021[3]	500	198
Anadarko Petroleum Corp. 5.95% 2016	13,500	13,875
Anadarko Petroleum Corp. 8.70% 2019	6,860	7,801
Anadarko Petroleum Corp. 6.45% 2036	685	662
Anadarko Petroleum Corp. 6.20% 2040	635	586
APT Pipelines Ltd. 4.20% 2025[3]	6,100	5,743
BG Energy Capital PLC 2.875% 2016[3]	8,635	8,730
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[3]	7,500	5,212
Boardwalk Pipeline Partners 3.375% 2023	5,000	4,027
Boardwalk Pipelines, LP 4.95% 2024	5,555	4,841
Bonanza Creek Energy, Inc. 6.75% 2021	625	381
Bonanza Creek Energy, Inc. 5.75% 2023	750	394
Canadian Natural Resources Ltd. 3.45% 2021	6,185	5,840
Canadian Natural Resources Ltd. 3.80% 2024	1,780	1,575
Canadian Natural Resources Ltd. 3.90% 2025	415	363
Cenovus Energy Inc. 3.00% 2022	19,115	16,985
Cenovus Energy Inc. 3.80% 2023	8,285	7,517
Chesapeake Energy Corp. 4.875% 2022	2,475	699
Chevron Corp. 3.326% 2025	3,000	3,025
Columbia Pipeline Partners LP 2.45% 2018[3]	7,500	7,338
Columbia Pipeline Partners LP 3.30% 2020[3]	1,090	1,063
Columbia Pipeline Partners LP 4.50% 2025[3]	1,360	1,235
Columbia Pipeline Partners LP 5.80% 2045[3]	2,135	1,880
CONSOL Energy Inc. 5.875% 2022	3,725	2,328
DCP Midstream Operating LP 4.95% 2022	325	267
Denbury Resources Inc. 4.625% 2023	3,100	1,013
Devon Energy Corp. 2.25% 2018	10,160	9,281
Devon Energy Corp. 3.25% 2022	2,355	2,005
Devon Energy Corp. 5.00% 2045	3,995	3,038
The Bond Fund of America — Page 9 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Diamond Offshore Drilling, Inc. 4.875% 2043	$34,550	$21,104
Ecopetrol SA 5.875% 2023	1,555	1,434
Ecopetrol SA 5.375% 2026	2,695	2,301
Ecopetrol SA 5.875% 2045	4,730	3,382
Enbridge Energy Partners, LP 9.875% 2019	15,755	17,957
Enbridge Energy Partners, LP 4.375% 2020	18,415	17,990
Enbridge Energy Partners, LP 5.20% 2020	1,500	1,521
Enbridge Energy Partners, LP 4.20% 2021	6,100	5,825
Enbridge Energy Partners, LP 5.875% 2025	45,055	43,507
Enbridge Energy Partners, LP 5.50% 2040	3,500	2,683
Enbridge Energy Partners, LP 7.375% 2045	49,875	47,922
Enbridge Energy Partners, LP, Series B, 6.50% 2018	20,000	20,967
Enbridge Inc. 5.60% 2017	17,750	18,264
Enbridge Inc. 4.00% 2023	22,440	19,886
Enbridge Inc. 3.50% 2024	11,975	10,052
Energy Transfer Partners, LP 7.50% 2020	1,875	1,744
Energy Transfer Partners, LP 5.875% 2024	1,575	1,292
Energy Transfer Partners, LP 4.75% 2026	13,700	11,814
Energy Transfer Partners, LP 5.50% 2027	1,000	765
Energy Transfer Partners, LP 6.125% 2045	26,195	21,378
EnLink Midstream Partners, LP 4.40% 2024	10,930	8,673
EnLink Midstream Partners, LP 4.15% 2025	17,935	13,830
EnLink Midstream Partners, LP 5.05% 2045	2,975	1,850
Ensco PLC 5.20% 2025	1,860	1,327
Ensco PLC 5.75% 2044	2,355	1,556
Enterprise Products Operating LLC 3.90% 2024	790	739
Enterprise Products Operating LLC 3.75% 2025	7,010	6,428
Enterprise Products Operating LLC 3.70% 2026	3,095	2,784
Enterprise Products Operating LLC 4.85% 2044	1,775	1,441
Enterprise Products Operating LLC 4.90% 2046	6,895	5,653
EP Energy Corp. 9.375% 2020	975	626
EP Energy Corp. 6.375% 2023	800	404
Gazprom OJSC 6.51% 2022[3]	8,350	8,427
Genesis Energy, LP 6.75% 2022	1,300	1,112
Halliburton Co. 3.375% 2022	9,745	9,600
Halliburton Co. 3.80% 2025	24,880	24,271
Halliburton Co. 4.85% 2035	19,710	19,398
Halliburton Co. 5.00% 2045	12,095	11,975
Husky Energy Inc. 6.20% 2017	350	365
Kinder Morgan Energy Partners, LP 5.30% 2020	1,250	1,239
Kinder Morgan Energy Partners, LP 6.85% 2020	8,840	9,152
Kinder Morgan Energy Partners, LP 3.50% 2021	955	856
Kinder Morgan Energy Partners, LP 4.15% 2022	5,000	4,450
Kinder Morgan Energy Partners, LP 4.15% 2024	3,580	3,096
Kinder Morgan Energy Partners, LP 4.25% 2024	9,700	8,272
Kinder Morgan Energy Partners, LP 6.95% 2038	2,350	2,095
Kinder Morgan Energy Partners, LP 6.55% 2040	2,000	1,707
Kinder Morgan Energy Partners, LP 5.40% 2044	4,850	3,677
Kinder Morgan Energy Partners, LP 5.50% 2044	1,100	861
Kinder Morgan, Inc. 3.05% 2019	6,810	6,311
Kinder Morgan, Inc. 4.30% 2025	35,910	31,101
Kinder Morgan, Inc. 5.30% 2034	5,825	4,601
Kinder Morgan, Inc. 5.55% 2045	17,315	13,564
NGL Energy Partners LP 6.875% 2021	1,525	1,151
The Bond Fund of America — Page 10 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
NGPL PipeCo LLC 7.119% 2017[3]	$650	$608
NGPL PipeCo LLC 9.625% 2019[3]	2,725	2,561
Noble Corp PLC 4.00% 2018	400	362
Noble Corp PLC 5.95% 2025	7,650	5,288
Noble Corp PLC 6.95% 2045	4,155	2,665
Oasis Petroleum Inc. 6.875% 2022	1,650	1,064
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,4]	4,596	1,701
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[3,4]	9,479	2,275
PDC Energy Inc. 7.75% 2022	1,250	1,206
Peabody Energy Corp. 6.00% 2018	23,420	4,450
Petrobras Global Finance Co. 6.85% 2115	1,910	1,246
Petrobras International Finance Co. 3.875% 2016	30,000	29,917
Petróleos Mexicanos 4.50% 2026[3]	6,725	5,925
Petróleos Mexicanos 7.47% 2026	MXN200,000	10,434
Petróleos Mexicanos 5.50% 2044	$13,300	10,073
Petróleos Mexicanos 5.50% 2044[3]	8,410	6,369
Petróleos Mexicanos 5.625% 2046[3]	1,150	884
Phillips 66 Partners LP 3.605% 2025	2,570	2,261
Phillips 66 Partners LP 4.68% 2045	205	152
Pioneer Natural Resources Co. 3.45% 2021	6,360	5,882
Pioneer Natural Resources Co. 4.45% 2026	7,020	6,335
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,4]	7,644	5,274
QGOG Constellation SA 6.25% 2019[3]	2,775	1,256
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,4]	2,888	3,084
Ras Laffan Liquefied Natural Gas III 6.332% 2027[4]	1,000	1,131
Rice Energy Inc. 6.25% 2022	775	562
Rice Energy Inc. 7.25% 2023[3]	300	221
Sabine Pass Liquefaction, LLC 5.625% 2021	1,700	1,572
Sabine Pass Liquefaction, LLC 5.75% 2024	1,000	875
Sabine Pass Liquefaction, LLC 5.625% 2025[3]	3,100	2,635
SandRidge Energy, Inc. 7.50% 2023	1,325	151
Schlumberger BV 3.00% 2020[3]	31,575	31,207
Schlumberger BV 3.625% 2022[3]	22,050	21,825
Schlumberger BV 4.00% 2025[3]	27,560	27,266
Shell International Finance BV 2.25% 2020	10,000	9,861
SM Energy Co. 5.625% 2025	1,500	994
Southwestern Energy Co. 4.95% 2025	36,205	22,854
Targa Resources Corp. 4.125% 2019	1,150	963
Targa Resources Partners LP 6.75% 2024[3]	600	513
TC PipeLines, LP 4.375% 2025	18,045	15,879
Teekay Corp. 8.50% 2020[3]	9,310	6,331
Teekay Corp. 8.50% 2020	3,610	2,455
Tesoro Logistics LP 5.50% 2019[3]	675	658
TransCanada PipeLines Ltd. 6.50% 2018	7,500	8,188
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	5,470	5,078
Transocean Inc. 5.80% 2016	2,405	2,342
Transocean Inc. 7.13% 2021	8,005	5,193
Transocean Inc. 4.30% 2022	5,135	2,747
Transportadora de Gas Peru SA 4.25% 2028[3,4]	4,155	3,906
Weatherford International PLC 4.50% 2022	1,470	1,060
Weatherford International PLC 6.75% 2040	555	392
Western Gas Partners LP 2.60% 2018	515	498
Western Gas Partners LP 4.00% 2022	5,370	4,758
Western Gas Partners LP 3.95% 2025	4,415	3,715
The Bond Fund of America — Page 11 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Companies, Inc. 3.70% 2023	$975	$674
Williams Partners LP 5.25% 2020	4,125	3,835
Williams Partners LP 3.60% 2022	7,750	6,106
Williams Partners LP 4.50% 2023	3,975	3,225
Williams Partners LP 4.30% 2024	22,380	17,772
Williams Partners LP 3.90% 2025	4,530	3,412
Williams Partners LP 4.00% 2025	27,705	20,785
Williams Partners LP 5.40% 2044	8,000	5,375
Williams Partners LP 4.90% 2045	1,950	1,245
Williams Partners LP 5.10% 2045	23,500	15,509
Woodside Finance Ltd. 4.60% 2021[3]	9,565	9,713
Woodside Petroleum Ltd. 3.65% 2025[3]	4,700	4,174
WPX Energy Inc. 7.50% 2020	800	652
YPF Sociedad Anónima 8.50% 2025[3]	7,700	7,373
YPF Sociedad Anónima 8.50% 2025	600	575
		1,000,764
Consumer discretionary 2.85%
21st Century Fox America, Inc. 3.70% 2025[3]	5,060	5,061
21st Century Fox America, Inc. 4.95% 2045[3]	3,415	3,376
Amazon.com, Inc. 3.80% 2024	10,875	11,340
Amazon.com, Inc. 4.95% 2044	5,000	5,348
American Honda Finance Corp. 2.25% 2019	13,500	13,541
American Honda Finance Corp. 2.45% 2020	10,900	10,929
Cablevision Systems Corp. 6.75% 2021	950	936
CBS Corp. 1.95% 2017	2,000	2,002
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[3]	11,125	11,070
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[3]	14,540	14,506
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[3]	40,090	40,111
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[3]	8,025	8,065
CCO Holdings LLC and CCO Holdings Capital Corp. 6.384% 2035[3]	11,875	12,011
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045[3]	12,350	12,387
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	7,250	7,114
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,875	1,739
Comcast Corp. 3.375% 2025	4,220	4,280
Comcast Corp. 4.65% 2042	3,645	3,717
Cumulus Media Holdings Inc. 7.75% 2019	2,445	837
Cumulus Media Inc., Term Loan B, 4.25% 2020[4,5,6]	3,000	2,285
DaimlerChrysler North America Holding Corp. 1.25% 2016[3]	6,250	6,250
DaimlerChrysler North America Holding Corp. 2.625% 2016[3]	7,250	7,314
DaimlerChrysler North America Holding Corp. 1.375% 2017[3]	13,080	12,965
DaimlerChrysler North America Holding Corp. 1.19% 2018[3,5]	7,500	7,471
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	13,450	13,401
DaimlerChrysler North America Holding Corp. 2.375% 2018[3]	7,700	7,715
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	6,683	6,537
DaimlerChrysler North America Holding Corp. 2.875% 2021[3]	26,250	25,914
DaimlerChrysler North America Holding Corp. 3.25% 2024[3]	8,175	7,977
DaimlerChrysler North America Holding Corp. 3.30% 2025[3]	6,500	6,311
DaimlerChrysler North America Holding Corp. 8.50% 2031	3,000	4,357
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.15% 2042	2,700	2,524
DISH DBS Corp. 4.25% 2018	4,000	4,020
DISH DBS Corp.5.875% 2024	7,000	6,248
Dollar General Corp. 4.125% 2017	938	964
Dollar General Corp. 1.875% 2018	1,817	1,801
The Bond Fund of America — Page 12 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Expedia, Inc. 5.00% 2026[3]	$7,225	$7,097
Ford Motor Co. 4.75% 2043	2,500	2,365
Ford Motor Credit Co. 1.70% 2016	10,500	10,511
Ford Motor Credit Co. 2.50% 2016	9,000	9,002
Ford Motor Credit Co. 2.145% 2018	11,615	11,579
Ford Motor Credit Co. 2.375% 2018	7,440	7,427
Ford Motor Credit Co. 2.551% 2018	3,135	3,115
Ford Motor Credit Co. 2.375% 2019	22,325	22,031
Ford Motor Credit Co. 2.597% 2019	21,820	21,445
Ford Motor Credit Co. 2.459% 2020	8,040	7,806
Ford Motor Credit Co. 3.157% 2020	26,500	26,448
Ford Motor Credit Co. 3.20% 2021	17,600	17,502
Ford Motor Credit Co. 3.219% 2022	8,750	8,579
Ford Motor Credit Co. 4.134% 2025	6,300	6,293
Gannett Co., Inc. 4.875% 2021[3]	610	613
General Motors Co. 4.00% 2025	1,745	1,659
General Motors Co. 5.00% 2035	10,500	9,817
General Motors Financial Co. 3.10% 2019	6,000	5,997
General Motors Financial Co. 3.50% 2019	3,715	3,731
General Motors Financial Co. 3.70% 2020	13,400	13,457
General Motors Financial Co. 4.375% 2021	9,100	9,244
General Motors Financial Co. 3.45% 2022	18,855	18,123
General Motors Financial Co. 4.30% 2025	14,885	14,471
Grupo Televisa, SAB 6.625% 2040	5,200	5,421
Grupo Televisa, SAB 7.25% 2043	MXN25,290	1,230
Home Depot, Inc. 3.35% 2025	$3,980	4,074
Hyundai Capital America 2.60% 2020[3]	2,445	2,405
Hyundai Capital America 3.00% 2020[3]	2,000	1,993
iHeartCommunications, Inc. 10.625% 2023	1,315	917
Limited Brands, Inc. 5.625% 2022	5,750	6,117
Limited Brands, Inc. 6.875% 2035[3]	1,000	1,031
McDonald’s Corp. 2.75% 2020	695	695
McDonald’s Corp. 3.70% 2026	11,350	11,367
McDonald’s Corp. 4.70% 2035	4,540	4,537
McDonald’s Corp. 4.875% 2045	4,900	4,946
MGM Resorts International 6.00% 2023	5,750	5,721
NBC Universal Enterprise, Inc. 1.006% 2018[3,5]	10,425	10,413
NBC Universal Enterprise, Inc. 5.25% (undated)[3]	17,895	19,013
NBCUniversal Media, LLC 2.875% 2016	15,000	15,074
Neiman Marcus Group LTD Inc. 8.00% 2021[3]	1,175	875
News America Inc. 6.90% 2019	12,750	14,496
NIKE, Inc. 3.875% 2045	4,715	4,558
RCI Banque 3.50% 2018[3]	13,500	13,770
Seminole Tribe of Florida 7.804% 2020[3,4]	3,862	3,997
Sotheby’s Holdings, Inc. 5.25% 2022[3]	825	755
Starbucks Corp. 2.70% 2022	2,675	2,680
Starbucks Corp. 4.30% 2045	3,565	3,707
Thomson Reuters Corp. 1.30% 2017	1,890	1,882
Thomson Reuters Corp. 1.65% 2017	10,990	10,939
Thomson Reuters Corp. 6.50% 2018	21,175	23,393
Thomson Reuters Corp. 4.30% 2023	8,805	9,012
Thomson Reuters Corp. 5.65% 2043	1,905	1,999
TI Automotive Ltd. 8.75% 2023[3]	555	515
Time Warner Cable Inc. 6.75% 2018	11,650	12,721
The Bond Fund of America — Page 13 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Warner Inc. 3.60% 2025	$19,000	$18,541
Time Warner Inc. 6.20% 2040	9,450	10,411
Time Warner Inc. 4.85% 2045	8,750	8,359
Toyota Motor Credit Corp. 2.125% 2019	2,000	2,005
Toyota Motor Credit Corp. 2.15% 2020	18,500	18,514
Univision Communications Inc. 5.125% 2025[3]	5,750	5,477
Warner Music Group 5.625% 2022[3]	5,750	5,563
WPP Finance 2010 3.75% 2024	3,000	2,992
Wynn Macau, Ltd. 5.25% 2021[3]	2,800	2,478
ZF Friedrichshafen AG 4.50% 2022[3]	570	559
ZF Friedrichshafen AG 4.75% 2025[3]	565	540
		806,428
Utilities 2.67%
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[3]	1,055	1,166
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	610	586
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036	1,500	1,782
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	1,000	1,188
AES Corp. 5.50% 2025	850	754
Alabama Power Co. 2.80% 2025	3,000	2,900
Ameren Corp. 3.65% 2026	5,805	5,796
American Electric Power Co. 1.65% 2017	7,180	7,130
American Electric Power Co. 2.95% 2022	14,416	14,270
Berkshire Hathaway Energy Co. 2.40% 2020	10,625	10,536
Berkshire Hathaway Energy Co. 3.50% 2025	8,550	8,496
Berkshire Hathaway Energy Co. 4.50% 2045	7,500	7,234
Cleveland Electric Illuminating Co. 8.875% 2018	12,864	15,092
CMS Energy Corp. 8.75% 2019	13,435	16,079
CMS Energy Corp. 6.25% 2020	10,138	11,511
CMS Energy Corp. 5.05% 2022	19,379	21,115
CMS Energy Corp. 3.875% 2024	16,225	16,507
CMS Energy Corp. 3.60% 2025	4,674	4,657
CMS Energy Corp. 4.70% 2043	3,362	3,322
CMS Energy Corp. 4.875% 2044	1,870	1,903
Colbun SA 6.00% 2020[3]	2,400	2,602
Colbun SA 4.50% 2024[3]	2,450	2,398
Comision Federal de Electricidad 4.875% 2024[3]	2,500	2,475
Comision Federal de Electricidad 6.125% 2045[3]	2,000	1,835
Commonwealth Edison Company 4.35% 2045	1,155	1,165
Consumers Energy Co. 5.65% 2020	366	413
Dominion Gas Holdings LLC 2.50% 2019	7,300	7,297
Dominion Gas Holdings LLC 2.80% 2020	2,705	2,716
Dominion Gas Holdings LLC 3.60% 2024	3,101	3,075
Duke Energy Corp. 3.95% 2023	4,800	4,951
Duke Energy Corp. 3.75% 2024	17,635	17,912
Duke Energy Corp. 4.80% 2045	9,000	9,129
Dynegy Finance Inc. 7.375% 2022	700	613
Dynegy Finance Inc. 7.625% 2024	4,675	4,020
E.ON International Finance BV 5.80% 2018[3]	15,000	16,163
EDP Finance BV 4.125% 2020[3]	30,600	30,740
EDP Finance BV 5.25% 2021[3]	7,000	7,253
Electricité de France SA 3.625% 2025[3]	23,630	23,159
Electricité de France SA 4.75% 2035[3]	1,500	1,487
Electricité de France SA 4.875% 2044[3]	3,850	3,697
The Bond Fund of America — Page 14 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Electricité de France SA 4.95% 2045[3]	$27,500	$26,803
Electricité de France SA 5.25% (undated)[3]	4,750	4,483
Electricité de France SA 5.25% 2055[3]	5,000	4,780
Electricité de France SA 6.00% 2114	£1,000	1,814
Empresa Nacional de Electricidad SA 4.25% 2024	$1,500	1,487
Enel Finance International SA 5.125% 2019[3]	2,000	2,163
Enel Finance International SA 6.00% 2039[3]	2,210	2,479
Enel Società per Azioni 8.75% 2073[3]	9,500	10,866
Entergy Arkansas, INC 3.05% 2023	6,100	6,005
Entergy Corp. 4.70% 2017	9,900	10,154
Entergy Corp. 4.00% 2022	1,625	1,660
Exelon Corp. 2.85% 2020	215	214
Iberdrola Finance Ireland 5.00% 2019[3]	4,000	4,322
Israel Electric Corp. Ltd. 8.10% 2096[3]	6,250	7,000
MidAmerican Energy Holdings Co. 5.75% 2018	15,700	16,972
MidAmerican Energy Holdings Co. 3.75% 2023	5,350	5,500
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	21,035	25,675
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	6,430	6,375
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	1,325	1,321
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	9,717	11,119
Niagara Mohawk Power Corp. 3.508% 2024[3]	10,470	10,526
Niagara Mohawk Power Corp. 4.278% 2034[3]	4,000	3,935
Northeast Utilities 3.15% 2025	5,710	5,587
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	4	5
NRG Energy, Inc. 6.25% 2022	1,050	916
NV Energy, Inc 6.25% 2020	31,400	35,712
Ohio Power Co., Series G, 6.60% 2033	2,090	2,532
Ohio Power Co., Series H, 6.60% 2033	353	431
Pacific Gas and Electric Co. 8.25% 2018	4,000	4,653
Pacific Gas and Electric Co. 2.45% 2022	7,500	7,265
Pacific Gas and Electric Co. 3.25% 2023	14,072	14,133
Pacific Gas and Electric Co. 3.85% 2023	3,104	3,231
Pacific Gas and Electric Co. 3.40% 2024	5,104	5,134
Pacific Gas and Electric Co. 3.75% 2024	567	585
Pacific Gas and Electric Co. 4.30% 2045	2,462	2,440
Pacific Gas and Electric Co. 4.25% 2046	6,476	6,296
PacifiCorp., First Mortgage Bonds, 2.95% 2023	2,341	2,340
PacifiCorp. 3.35% 2025	5,900	5,958
PacifiCorp., First Mortgage Bonds, 7.70% 2031	2,905	3,981
PG&E Corp. 2.40% 2019	7,445	7,436
Progress Energy, Inc. 7.05% 2019	8,590	9,754
Progress Energy, Inc. 7.00% 2031	3,972	4,903
Progress Energy, Inc. 7.75% 2031	5,823	7,519
Public Service Co. of Colorado 5.80% 2018	9,606	10,505
Public Service Co. of Colorado 5.125% 2019	1,486	1,633
Public Service Co. of Colorado 2.90% 2025	5,556	5,471
Public Service Electric and Gas Co., 3.05% 2024	5,300	5,289
Puget Energy Inc. 3.65% 2025	4,493	4,364
Puget Sound Energy, Inc., First Lien, 6.50% 2020	12,086	13,862
Puget Sound Energy, Inc., First Lien, 6.00% 2021	8,500	9,590
Puget Sound Energy, Inc., First Lien, 5.625% 2022	19,320	21,472
Southern California Edison Co. 1.845% 2022[4]	10,841	10,746
Southern Co. 2.15% 2019	9,325	9,159
Tampa Electric Co. 2.60% 2022	4,825	4,653
The Bond Fund of America — Page 15 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Teco Finance, Inc. 5.15% 2020	$10,733	$11,538
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,4]	887	923
Virginia Electric and Power Co. 1.20% 2018	5,000	4,952
Virginia Electric and Power Co. 2.95% 2022	3,535	3,560
Virginia Electric and Power Co. 3.10% 2025	3,655	3,626
Virginia Electric and Power Co. 4.45% 2044	6,000	6,185
Virginia Electric and Power Co., Series B, 5.95% 2017	8,000	8,601
Xcel Energy Inc. 4.70% 2020	10,410	11,202
Xcel Energy Inc. 3.30% 2025	5,259	5,154
Xcel Energy Inc. 6.50% 2036	7,500	9,087
Xcel Energy Inc. 4.80% 2041	1,383	1,394
		754,554
Consumer staples 1.83%
Altria Group, Inc. 9.25% 2019	4,392	5,382
Altria Group, Inc. 2.625% 2020	15,195	15,237
Altria Group, Inc. 2.95% 2023	6,500	6,337
Altria Group, Inc. 4.00% 2024	3,600	3,736
Altria Group, Inc. 9.95% 2038	6,350	10,209
Altria Group, Inc. 10.20% 2039	4,000	6,579
Altria Group, Inc. 4.50% 2043	3,500	3,332
Altria Group, Inc. 5.375% 2044	11,655	12,581
British American Tobacco International Finance PLC 9.50% 2018[3]	15,750	18,813
British American Tobacco International Finance PLC 2.75% 2020[3]	6,200	6,207
British American Tobacco International Finance PLC 3.50% 2022[3]	4,495	4,617
British American Tobacco International Finance PLC 3.95% 2025[3]	6,200	6,395
Coca-Cola Co. 1.80% 2016	10,500	10,566
ConAgra Foods, Inc. 1.30% 2016	9,630	9,632
ConAgra Foods, Inc. 3.20% 2023	2,894	2,789
CVS Caremark Corp. 1.90% 2018	5,150	5,151
CVS Caremark Corp. 2.25% 2019	9,550	9,549
CVS Caremark Corp. 2.80% 2020	5,150	5,181
CVS Caremark Corp. 3.50% 2022	12,150	12,387
CVS Caremark Corp. 3.875% 2025	10,635	10,877
CVS Caremark Corp. 4.875% 2035	2,195	2,274
CVS Caremark Corp. 5.125% 2045	5,935	6,276
Imperial Tobacco Finance PLC 2.05% 2018[3]	3,050	3,038
Imperial Tobacco Finance PLC 3.50% 2023[3]	2,673	2,623
Kraft Foods Inc. 2.25% 2017	5,300	5,340
Kraft Foods Inc. 6.50% 2040	2,000	2,337
Mead Johnson Nutrition Co. 3.00% 2020	2,390	2,393
Mead Johnson Nutrition Co. 4.125% 2025	2,325	2,348
Pernod Ricard SA 2.95% 2017[3]	13,500	13,672
Pernod Ricard SA 4.45% 2022[3]	36,850	38,267
Philip Morris International Inc. 4.25% 2044	15,000	14,526
Reynolds American Inc. 2.30% 2018	4,365	4,395
Reynolds American Inc. 3.25% 2020	12,135	12,347
Reynolds American Inc. 3.25% 2022	19,360	19,182
Reynolds American Inc. 4.00% 2022	8,225	8,568
Reynolds American Inc. 4.85% 2023	3,750	4,017
Reynolds American Inc. 4.45% 2025	45,870	48,090
Reynolds American Inc. 5.70% 2035	2,785	3,060
Reynolds American Inc. 4.75% 2042	2,500	2,395
Reynolds American Inc. 6.15% 2043	4,640	5,277
The Bond Fund of America — Page 16 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Reynolds American Inc. 5.85% 2045	$45,725	$50,988
The JM Smucker Co. 2.50% 2020	2,460	2,445
The JM Smucker Co. 3.50% 2025	6,810	6,792
The JM Smucker Co. 4.375% 2045	2,000	1,954
Tyson Foods, Inc. 3.95% 2024	15,395	15,836
Tyson Foods, Inc. 5.15% 2044	975	1,022
Walgreens Boots Alliance, Inc. 3.80% 2024	15,205	14,790
Wal-Mart Stores, Inc. 2.80% 2016	11,500	11,564
WM. Wrigley Jr. Co 2.90% 2019[3]	2,800	2,829
WM. Wrigley Jr. Co 3.375% 2020[3]	42,300	43,189
		517,391
Telecommunication services 1.24%
América Móvil, SAB de CV 8.46% 2036	MXN27,000	1,500
AT&T Inc. 1.40% 2017	$8,015	7,982
AT&T Inc. 3.00% 2022	14,600	14,223
AT&T Inc. 3.40% 2025	49,024	47,216
AT&T Inc. 8.25% 2031	4,784	6,405
AT&T Inc. 4.50% 2035	22,825	21,178
AT&T Inc. 4.30% 2042	3,956	3,393
AT&T Inc. 4.80% 2044	6,385	5,871
AT&T Inc. 4.35% 2045	3,519	3,036
AT&T Inc. 4.75% 2046	11,618	10,676
Deutsche Telekom International Finance BV 3.125% 2016[3]	5,850	5,883
Deutsche Telekom International Finance BV 9.25% 2032	4,994	7,342
Digicel Group Ltd. 6.00% 2021[3]	4,465	3,784
Digicel Group Ltd. 7.125% 2022[3]	1,975	1,491
France Télécom 9.00% 2031	5,053	7,149
Frontier Communications Corp. 8.125% 2018	1,475	1,528
Frontier Communications Corp. 10.50% 2022[3]	12,175	12,129
Frontier Communications Corp. 11.00% 2025[3]	10,925	10,843
Intelsat Jackson Holding Co. 7.25% 2019	1,750	1,614
Intelsat Jackson Holding Co. 7.25% 2020	4,050	3,544
Intelsat Jackson Holding Co. 6.625% 2022	4,950	3,180
LightSquared, Term Loan, 9.75% 2020[4,5,6]	11,675	10,858
MetroPCS Wireless, Inc. 6.25% 2021	2,850	2,950
Numericable Group SA 4.875% 2019[3]	8,125	8,074
Orange SA 2.75% 2019	6,830	6,932
Sable International Finance Ltd. 6.875% 2022[3]	575	558
SoftBank Corp. 4.50% 2020[3]	2,050	2,045
Sprint Nextel Corp. 7.00% 2020	4,060	3,147
Sprint Nextel Corp. 7.875% 2023	600	452
Telefónica Emisiones, SAU 3.992% 2016	14,500	14,540
Telefónica Emisiones, SAU 3.192% 2018	10,500	10,711
T-Mobile US, Inc. 6.542% 2020	3,000	3,135
T-Mobile US, Inc. 6.50% 2026	4,050	4,099
Trilogy International Partners, LLC 10.25% 2016[3]	3,350	3,279
Verizon Communications Inc. 4.272% 2036	50,021	45,296
Verizon Communications Inc. 4.522% 2048	51,785	46,493
Wind Acquisition SA 4.75% 2020[3]	2,175	2,159
Wind Acquisition SA 7.375% 2021[3]	6,250	5,922
		350,617
The Bond Fund of America — Page 17 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials 1.03%	Principal amount (000)	Value (000)
ABB Finance (USA) Inc. 2.875% 2022	$2,000	$1,974
ADT Corp. 4.125% 2019	2,500	2,584
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	9,070	6,304
Autoridad del Canal de Panama 4.95% 2035[3,4]	3,200	3,284
Boeing Company 1.65% 2020	1,155	1,131
Boeing Company 2.20% 2022	2,650	2,562
Builders Firstsource 7.625% 2021[3]	2,125	2,247
Canadian National Railway Co. 1.45% 2016	6,090	6,103
CEVA Group PLC, Apollo Global Securities LLC LOC, 6.50% 2021[4,5,6]	555	464
CEVA Group PLC, Term Loan B, 6.50% 2021[4,5,6]	793	663
CEVA Group PLC, Term Loan, 6.50% 2021[4,5,6]	575	481
CEVA Group PLC, Term Loan, 6.50% 2021[4,5,6]	99	83
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[4]	521	534
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[4]	4,233	4,340
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	7,272	7,429
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[4]	40	42
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	6,144	6,539
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[4]	930	944
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[4]	177	194
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	5,676	5,881
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	7,704	8,395
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	6,318	7,059
Corporate Risk Holdings LLC 9.50% 2019[3]	3,315	2,967
Corporate Risk Holdings LLC 13.50% 2020[3,7,8]	1,023	1,004
CSX Corp. 7.375% 2019	7,500	8,593
DAE Aviation Holdings, Inc. 10.00% 2023[3]	1,080	1,077
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[4]	1,189	1,354
ENA Norte Trust 4.95% 2028[3,4]	3,041	3,133
Euramax International, Inc. 12.00% 2020[3]	2,325	2,116
European Aeronautic Defence and Space Company 2.70% 2023[3]	3,000	2,910
FedEx Corp. 4.75% 2045	1,080	1,074
Gardner Denver, Inc. 6.875% 2021[3]	950	731
General Electric Capital Corp. 2.95% 2016	2,790	2,808
General Electric Capital Corp. 2.342% 2020[3]	16,841	16,729
General Electric Capital Corp., Series A, 6.00% 2019	3,007	3,408
General Electric Co. 5.25% 2017	4,377	4,675
Hardwoods Acquisition Inc 7.50% 2021[3]	2,400	1,992
Hawker Beechcraft Acquisition Co., LLC, Goldman Sachs Group, Inc. LOC, 0.102% 2016[4,5,6,8,9]	319	25
HD Supply, Inc. 5.25% 2021[3]	1,175	1,203
HDTFS Inc. 5.875% 2020	1,075	1,114
KLX Inc. 5.875% 2022[3]	1,430	1,366
Lima Metro Line Finance Ltd. 5.875% 2034[3,4]	16,542	16,128
Lockheed Martin Corp. 1.85% 2018	3,465	3,462
Lockheed Martin Corp. 2.50% 2020	11,310	11,283
Lockheed Martin Corp. 3.10% 2023	9,445	9,455
Lockheed Martin Corp. 3.55% 2026	34,075	34,320
Lockheed Martin Corp. 4.50% 2036	3,830	3,887
Lockheed Martin Corp. 4.70% 2046	17,810	18,401
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[3]	4,000	3,505
Navios Maritime Holdings Inc. 7.375% 2022[3]	2,175	1,096
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	2,890	1,257
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[3]	1,575	1,620
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[3]	5,750	5,700
Nortek Inc. 8.50% 2021	1,990	2,075
The Bond Fund of America — Page 18 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Ply Gem Industries, Inc. 6.50% 2022	$3,750	$3,445
Ply Gem Industries, Inc. 6.50% 2022	900	814
R.R. Donnelley & Sons Co. 7.25% 2018	2,586	2,722
R.R. Donnelley & Sons Co. 7.625% 2020	475	491
R.R. Donnelley & Sons Co. 7.875% 2021	1,675	1,738
R.R. Donnelley & Sons Co. 7.00% 2022	250	237
R.R. Donnelley & Sons Co. 6.50% 2023	750	697
Red de Carreteras de Occidente 9.00% 2028[4]	MXN61,570	3,472
Republic Services, Inc. 3.55% 2022	$500	512
Republic Services, Inc. 5.70% 2041	2,000	2,243
Siemens AG 2.15% 2020[3]	5,000	4,958
Siemens AG 2.90% 2022[3]	5,000	5,008
Siemens AG 3.25% 2025[3]	3,440	3,445
Siemens AG 4.40% 2045[3]	3,000	3,077
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[3]	3,550	2,574
Union Pacific Corp. 5.75% 2017	12,250	13,193
Virgin Australia Holdings Ltd. 8.50% 2019[3]	625	628
Waste Management, Inc. 2.60% 2016	3,200	3,223
		292,182
Information technology 0.78%
First Data Corp. 5.375% 2023[3]	1,425	1,436
First Data Corp. 7.00% 2023[3]	10,900	10,927
Freescale Semiconductor, Inc. 5.00% 2021[3]	2,100	2,158
Freescale Semiconductor, Inc. 6.00% 2022[3]	1,900	1,995
Harris Corp. 1.999% 2018	6,800	6,728
Harris Corp. 2.70% 2020	3,010	2,957
Harris Corp. 3.832% 2025	2,720	2,684
Harris Corp. 4.854% 2035	17,685	17,454
Harris Corp. 5.054% 2045	9,555	9,391
Intel Corp. 3.70% 2025	6,600	6,836
Microsoft Corp. 3.125% 2025	41,250	41,541
Microsoft Corp. 4.45% 2045	20,935	21,644
Oracle Corp. 2.80% 2021	5,600	5,677
Oracle Corp. 2.95% 2025	11,800	11,535
Qorvo, Inc. 7.00% 2025[3]	475	490
QUALCOMM Inc. 3.45% 2025	10,300	9,893
QUALCOMM Inc. 4.80% 2045	5,000	4,455
Visa Inc. 3.15% 2025	13,200	13,244
Visa Inc. 4.15% 2035	17,500	17,701
Visa Inc. 4.30% 2045	22,405	22,766
Xerox Corp. 2.95% 2017	2,535	2,555
Xerox Corp. 2.75% 2019	5,000	4,915
		218,982
Materials 0.61%
Agrium Inc. 4.125% 2035	4,945	4,219
ArcelorMittal 6.25% 2021	2,100	1,701
ArcelorMittal 6.125% 2025	925	678
ArcelorMittal 7.75% 2041	4,995	3,403
Ball Corp. 5.25% 2025	5,750	5,901
Ball Corp. 4.375% 2020	950	967
BHP Billiton Finance Ltd. 6.25% 2075[3]	7,995	7,845
BHP Billiton Finance Ltd. 6.75% 2075[3]	17,445	16,878
The Bond Fund of America — Page 19 of 42

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
CEMEX SAB de CV 5.875% 2019[3]	$6,000	$5,730
Chemours Co. 6.625% 2023[3]	10,605	7,477
Chemours Co. 7.00% 2025[3]	1,705	1,168
Cliffs Natural Resources Inc. 8.25% 2020[3]	1,375	1,055
CRH America, Inc. 3.875% 2025[3]	6,100	6,073
CRH America, Inc. 5.125% 2045[3]	3,000	3,013
E.I. du Pont de Nemours and Co. 5.25% 2016	500	519
Eastman Chemical Co. 3.80% 2025	5,300	5,146
First Quantum Minerals Ltd. 6.75% 2020[3]	7,774	5,053
First Quantum Minerals Ltd. 7.00% 2021[3]	5,049	3,193
FMG Resources 9.75% 2022[3]	7,975	7,337
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	2,755	1,612
Georgia Gulf Corp. 4.625% 2021	1,400	1,293
Georgia-Pacific Corp. 5.40% 2020[3]	2,000	2,209
Glencore Funding LLC 2.875% 2020[3]	6,300	4,919
Holcim Ltd. 6.00% 2019[3]	1,607	1,784
Holcim Ltd. 5.15% 2023[3]	3,315	3,554
Huntsman International LLC 4.875% 2020	1,275	1,170
International Paper Co. 3.65% 2024	8,900	8,727
JMC Steel Group Inc. 8.25% 2018[3]	4,760	3,177
Monsanto Co. 2.75% 2021	2,425	2,378
Monsanto Co. 3.375% 2024	7,400	7,074
Packaging Corp. of America 4.50% 2023	1,585	1,668
Praxair, Inc. 2.25% 2020	9,405	9,382
Rayonier Advanced Materials Inc. 5.50% 2024[3]	750	596
Reynolds Group Inc. 5.75% 2020	13,655	13,924
Rio Tinto Finance (USA) Ltd. 1.625% 2017	11,000	10,847
Ryerson Inc. 11.25% 2018	2,854	2,140
Walter Energy, Inc. 9.50% 2019[3,9]	5,125	1,333
Xstrata Canada Financial Corp. 2.70% 2017[3]	5,900	5,401
Yara International ASA 7.875% 2019[3]	2,175	2,463
		173,007
Total corporate bonds & notes		7,904,568
Mortgage-backed obligations 20.73% Federal agency mortgage-backed obligations 15.71%
Fannie Mae 3.292% 2017[4]	2,777	2,863
Fannie Mae 11.00% 2020[4]	18	20
Fannie Mae 5.00% 2023[4]	1,339	1,449
Fannie Mae 5.50% 2023[4]	7,109	7,675
Fannie Mae 6.00% 2023[4]	204	221
Fannie Mae 4.50% 2024[4]	4,415	4,751
Fannie Mae 4.50% 2025[4]	5,324	5,728
Fannie Mae 4.50% 2025[4]	3,316	3,584
Fannie Mae 4.50% 2025[4]	2,821	3,010
Fannie Mae 6.00% 2026[4]	3,706	4,185
Fannie Mae 2.50% 2027[4]	20,182	20,510
Fannie Mae 2.50% 2027[4]	6,044	6,142
Fannie Mae 2.50% 2027[4]	3,941	4,004
Fannie Mae 2.50% 2027[4]	1,728	1,756
Fannie Mae 2.50% 2027[4]	1,394	1,413
Fannie Mae 2.50% 2027[4]	1,272	1,293
Fannie Mae 2.50% 2027[4]	971	980
The Bond Fund of America — Page 20 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.50% 2027[4]	$690	$701
Fannie Mae 2.50% 2027[4]	600	610
Fannie Mae 2.50% 2027[4]	595	605
Fannie Mae 5.50% 2027[4]	1,658	1,846
Fannie Mae 2.50% 2028[4]	20,665	20,941
Fannie Mae 2.50% 2028[4]	5,710	5,803
Fannie Mae 6.00% 2028[4]	496	557
Fannie Mae 6.50% 2032[4]	115	121
Fannie Mae 6.50% 2034[4]	477	510
Fannie Mae 3.00% 2035[4]	29,715	30,308
Fannie Mae 3.00% 2035[4]	12,310	12,550
Fannie Mae 3.00% 2035[4]	9,782	9,973
Fannie Mae 3.50% 2035[4]	33,477	34,908
Fannie Mae 3.50% 2035[4]	27,275	28,437
Fannie Mae 3.50% 2035[4]	4,520	4,721
Fannie Mae 7.00% 2036[4]	600	691
Fannie Mae 7.00% 2036[4]	108	115
Fannie Mae 7.50% 2036[4]	359	403
Fannie Mae 8.00% 2036[4]	202	228
Fannie Mae 6.00% 2037[4]	812	913
Fannie Mae 6.00% 2037[4]	481	540
Fannie Mae 6.50% 2037[4]	1,836	2,098
Fannie Mae 6.50% 2037[4]	1,200	1,388
Fannie Mae 6.50% 2037[4]	1,050	1,147
Fannie Mae 7.00% 2037[4]	683	754
Fannie Mae 7.00% 2037[4]	569	629
Fannie Mae 7.00% 2037[4]	237	272
Fannie Mae 7.00% 2037[4]	171	179
Fannie Mae 7.00% 2037[4]	117	135
Fannie Mae 7.00% 2037[4]	113	130
Fannie Mae 7.50% 2037[4]	269	302
Fannie Mae 7.50% 2037[4]	256	288
Fannie Mae 7.50% 2037[4]	166	186
Fannie Mae 7.50% 2037[4]	131	147
Fannie Mae 7.50% 2037[4]	124	133
Fannie Mae 7.50% 2037[4]	112	124
Fannie Mae 7.50% 2037[4]	81	95
Fannie Mae 7.50% 2037[4]	65	67
Fannie Mae 7.50% 2037[4]	26	28
Fannie Mae 8.00% 2037[4]	119	127
Fannie Mae 5.50% 2038[4]	29	33
Fannie Mae 6.00% 2038[4]	796	898
Fannie Mae 6.50% 2038[4]	40,805	46,806
Fannie Mae 4.50% 2039[4]	13,014	14,087
Fannie Mae 5.00% 2039[4]	12,157	13,579
Fannie Mae 5.50% 2039[4]	10,454	11,650
Fannie Mae 4.00% 2040[4]	1,521	1,622
Fannie Mae 4.50% 2040[4]	3,144	3,404
Fannie Mae 5.00% 2040[4]	1,313	1,467
Fannie Mae 5.50% 2040[4]	5,735	6,404
Fannie Mae 4.00% 2041[4]	2,550	2,719
Fannie Mae 4.00% 2041[4]	1,562	1,665
Fannie Mae 4.00% 2041[4]	1,215	1,290
Fannie Mae 4.00% 2041[4]	808	863
The Bond Fund of America — Page 21 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.50% 2041[4]	$3,389	$3,669
Fannie Mae 5.00% 2041[4]	9,111	10,042
Fannie Mae 5.00% 2041[4]	4,936	5,551
Fannie Mae 5.00% 2041[4]	3,535	3,975
Fannie Mae 5.00% 2041[4]	2,586	2,908
Fannie Mae 5.00% 2041[4]	1,711	1,925
Fannie Mae 4.00% 2042[4]	14,782	15,741
Fannie Mae 4.00% 2042[4]	12,409	13,230
Fannie Mae 4.00% 2042[4]	4,193	4,470
Fannie Mae 4.00% 2042[4]	591	627
Fannie Mae 4.00% 2043[4]	11,287	12,015
Fannie Mae 4.00% 2045[4]	73,727	78,512
Fannie Mae 4.00% 2045[4]	12,004	12,783
Fannie Mae 3.00% 2046[4,10]	415,300	447,779
Fannie Mae 3.00% 2046[4,10]	5,590	5,588
Fannie Mae 4.00% 2046[4,10]	253,226	267,910
Fannie Mae 4.00% 2046[4,10]	83,900	88,601
Fannie Mae 7.00% 2047[4]	264	300
Fannie Mae 7.00% 2047[4]	18	21
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017[4]	123	125
Fannie Mae, Series 2001-4, Class GA, 9.393% 2025[4,5]	57	64
Fannie Mae, Series 2001-4, Class NA, 9.736% 2025[4,5]	55	60
Fannie Mae, Series 1998-W5, Class B3, 6.50% 2028[4]	878	871
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029[4]	221	255
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[4]	1,596	1,786
Fannie Mae, Series 2001-20, Class E, 9.571% 2031[4,5]	11	13
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[4]	1,947	1,842
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[4]	1,613	1,497
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[4]	531	469
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[4]	2,421	2,843
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[4]	582	665
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[4]	1,364	1,583
Fannie Mae, Series 2002-W1, Class 2A, 6.335% 2042[4,5]	1,835	2,113
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.793% 2048[3,4,5]	87	87
Freddie Mac 5.00% 2023[4]	1,204	1,294
Freddie Mac 5.00% 2023[4]	47	50
Freddie Mac 5.00% 2023[4]	7	8
Freddie Mac 5.00% 2024[4]	3,025	3,271
Freddie Mac 6.00% 2026[4]	2,090	2,350
Freddie Mac 6.00% 2027[4]	13,229	14,876
Freddie Mac 4.50% 2030[4]	1,519	1,649
Freddie Mac 3.00% 2034[4]	22,819	23,334
Freddie Mac 3.50% 2034[4]	18,478	19,286
Freddie Mac 3.00% 2035[4]	110,208	112,563
Freddie Mac 3.00% 2035[4]	6,740	6,885
Freddie Mac 3.00% 2035[4]	2,761	2,815
Freddie Mac 3.50% 2035[4]	52,359	54,610
Freddie Mac 3.50% 2035[4]	46,955	49,010
Freddie Mac 3.50% 2035[4]	46,181	48,205
Freddie Mac 3.50% 2035[4]	14,871	15,512
Freddie Mac 3.50% 2035[4]	4,440	4,635
Freddie Mac 4.50% 2037[4]	6,525	7,057
Freddie Mac 5.50% 2037[4]	2,374	2,651
Freddie Mac 5.50% 2037[4]	58	64
The Bond Fund of America — Page 22 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 5.50% 2037[4]	$13	$15
Freddie Mac 7.00% 2037[4]	157	180
Freddie Mac 7.50% 2037[4]	321	361
Freddie Mac 5.50% 2038[4]	1,867	2,075
Freddie Mac 5.50% 2038[4]	757	843
Freddie Mac 5.50% 2038[4]	314	349
Freddie Mac 5.50% 2038[4]	199	221
Freddie Mac 4.50% 2039[4]	1,669	1,801
Freddie Mac 5.00% 2039[4]	13,454	14,738
Freddie Mac 5.50% 2039[4]	13,636	15,096
Freddie Mac 5.50% 2039[4]	4,486	4,989
Freddie Mac 4.50% 2040[4]	30,100	32,483
Freddie Mac 5.50% 2040[4]	8	8
Freddie Mac 4.50% 2041[4]	12,153	13,147
Freddie Mac 4.50% 2041[4]	3,030	3,277
Freddie Mac 4.50% 2041[4]	1,751	1,894
Freddie Mac 4.50% 2041[4]	605	655
Freddie Mac 5.00% 2041[4]	9,951	10,956
Freddie Mac 5.00% 2041[4]	3,893	4,283
Freddie Mac 5.50% 2041[4]	6,523	7,267
Freddie Mac 4.00% 2043[4]	20,844	22,153
Freddie Mac 4.00% 2045[4]	46,042	48,992
Freddie Mac 4.00% 2045[4]	13,568	14,425
Freddie Mac 4.00% 2046[4,10]	150,000	158,431
Freddie Mac 6.50% 2047[4]	309	346
Freddie Mac, Series 2890, Class KT, 4.50% 2019[4]	1,205	1,252
Freddie Mac, Series 2626, Class NG, 3.50% 2023[4]	45	46
Freddie Mac, Series 2122, Class QM, 6.25% 2029[4]	1,032	1,137
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[4]	1,238	1,137
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[4]	1,153	1,074
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[4]	1,120	1,043
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[4]	999	921
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[4]	21	19
Freddie Mac, Series 3257, Class PA, 5.50% 2036[4]	11,822	13,371
Freddie Mac, Series 3286, Class JN, 5.50% 2037[4]	9,303	10,279
Freddie Mac, Series 3318, Class JT, 5.50% 2037[4]	4,890	5,404
Government National Mortgage Assn. 4.00% 2046[4,10]	47,681	50,522
Government National Mortgage Assn. 10.00% 2021[4]	60	66
Government National Mortgage Assn. 2.50% 2028[4]	3,667	3,737
Government National Mortgage Assn. 5.00% 2035[4]	1,037	1,123
Government National Mortgage Assn. 6.00% 2038[4]	9,055	10,204
Government National Mortgage Assn. 6.50% 2038[4]	225	258
Government National Mortgage Assn. 3.50% 2039[4]	5,471	5,697
Government National Mortgage Assn. 5.00% 2039[4]	1,181	1,283
Government National Mortgage Assn. 3.50% 2040[4]	5,920	6,176
Government National Mortgage Assn. 4.50% 2040[4]	3,024	3,295
Government National Mortgage Assn. 5.50% 2040[4]	7,930	8,889
Government National Mortgage Assn. 3.50% 2041[4]	34	35
Government National Mortgage Assn. 4.00% 2041[4]	331	354
Government National Mortgage Assn. 4.50% 2041[4]	16,822	18,139
Government National Mortgage Assn. 4.50% 2041[4]	1,445	1,554
Government National Mortgage Assn. 4.50% 2041[4]	1,087	1,169
Government National Mortgage Assn. 4.50% 2041[4]	845	910
Government National Mortgage Assn. 5.00% 2041[4]	9,154	9,929
The Bond Fund of America — Page 23 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.50% 2042[4]	$1,185	$1,221
Government National Mortgage Assn. 3.50% 2043[4]	3,757	3,920
Government National Mortgage Assn. 4.50% 2043[4]	952	1,025
Government National Mortgage Assn. 4.50% 2043[4]	515	554
Government National Mortgage Assn. 4.00% 2045[4]	279,042	297,143
Government National Mortgage Assn. 4.00% 2045[4]	9,584	10,187
Government National Mortgage Assn. 4.00% 2045[4]	647	688
Government National Mortgage Assn. 4.00% 2045[4]	255	271
Government National Mortgage Assn. 4.00% 2045[4,10]	0	—
Government National Mortgage Assn. 4.00% 2045[4]	0	—
Government National Mortgage Assn. 4.50% 2045[4]	183,013	197,035
Government National Mortgage Assn. 4.50% 2045[4]	143,831	154,772
Government National Mortgage Assn. 4.50% 2045[4]	112,553	121,125
Government National Mortgage Assn. 4.50% 2045[4]	85,447	91,843
Government National Mortgage Assn. 4.50% 2045[4]	36,586	39,378
Government National Mortgage Assn. 4.50% 2045[4]	30,371	32,681
Government National Mortgage Assn. 4.50% 2045[4]	27,402	29,528
Government National Mortgage Assn. 4.50% 2045[4]	25,354	27,324
Government National Mortgage Assn. 5.00% 2045[4]	995	1,094
Government National Mortgage Assn. 5.00% 2045[4]	499	549
Government National Mortgage Assn. 5.00% 2045[4]	497	546
Government National Mortgage Assn. 3.50% 2046[4,10]	101,100	105,366
Government National Mortgage Assn. 4.00% 2046[4,10]	1,011,372	1,073,841
Government National Mortgage Assn. 5.00% 2046[4]	2,000	2,191
Government National Mortgage Assn. 4.692% 2061[4]	966	1,013
Government National Mortgage Assn. 4.70% 2061[4]	5,575	5,848
Government National Mortgage Assn. 4.70% 2061[4]	875	915
Government National Mortgage Assn. 4.72% 2061[4]	398	417
Government National Mortgage Assn. 4.771% 2061[4]	457	478
Government National Mortgage Assn. 4.774% 2061[4]	458	480
Government National Mortgage Assn. 4.822% 2061[4]	2,327	2,433
Government National Mortgage Assn. 4.859% 2061[4]	1,413	1,473
Government National Mortgage Assn. 5.104% 2061[4]	1,747	1,839
Government National Mortgage Assn. 5.110% 2061[4]	1,914	2,040
Government National Mortgage Assn. 4.669% 2063[4]	902	947
Government National Mortgage Assn. 1.026% 2064[4,5]	542	542
Government National Mortgage Assn. 4.756% 2064[4]	1,668	1,745
Government National Mortgage Assn. 5.182% 2064[4]	1,278	1,347
Government National Mortgage Assn. 6.549% 2064[4]	617	661
Government National Mortgage Assn. 5.031% 2065[4]	1,125	1,185
Government National Mortgage Assn., Series 2012, Class H-20, 1.214% 2062[4,5]	3,956	3,984
National Credit Union Administration, Series 2010-R2, Class 1A, 0.646% 2017[4,5]	995	996
National Credit Union Administration, Series 2011-R3, Class 1A, 0.595% 2020[4,5]	1,127	1,130
National Credit Union Administration, Series 2011-R1, Class 1A, 0.719% 2020[4,5]	1,367	1,371
		4,440,960
Commercial mortgage-backed securities 3.28%
Aventura Mall Trust, Series A, 3.867% 2032[3,4,5]	8,000	8,360
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[4,5]	9,816	9,872
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.558% 2049[4,5]	3,078	3,166
Banc of America Commercial Mortgage Inc., Series 2007-2, Class A-M, 5.629% 2049[4,5]	4,083	4,218
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 6.002% 2051[4,5]	4,645	4,860
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.424% 2051[4,5]	4,914	5,209
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A1A, 5.62% 2038[4,5]	1,588	1,593
The Bond Fund of America — Page 24 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[4,5]	$3,235	$3,400
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-1-A, 5.65% 2050[4,5]	1,474	1,549
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[4,5]	5,730	6,098
Citigroup Commercial Mortgage Trust, Series 2015-GC-29, Class AAB, 2.984% 2048[4]	2,370	2,353
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A-4, 3.762% 2048[4]	2,085	2,138
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[4]	5,240	5,313
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.137% 2049[4,5]	7,468	7,950
Citigroup Commercial Mortgage Trust, Series 2015-GC-33, Class A-4, 3.778% 2058[4]	1,335	1,368
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[4]	15,642	15,858
Commercial Mortgage Trust, Series 2005-LP5, Class E, 4.84% 2043[3,4,5]	1,750	1,749
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[4]	12,311	12,599
Commercial Mortgage Trust, Series 2015-CR-27, Class ASB, 3.404% 2048[4]	6,950	7,017
Commercial Mortgage Trust, Series 2015-CCRE-26, Class C, 4.496% 2048[4,5]	7,755	7,207
Commercial Mortgage Trust, Series 2007-C9, Class A-1-A, 5.989% 2049[4,5]	2,474	2,578
Commercial Mortgage Trust, Series 2015-LC-23, Class ASB, 3.598% 2053[4]	2,000	2,051
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,4]	40,250	40,081
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 2037[3,4]	20,000	20,471
Crown Castle Towers LLC, Series 2010-2, Class C, 5.495% 2037[3,4]	10,000	10,200
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 1.131% 2027[3,4,5]	13,620	13,535
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[4]	23,543	23,802
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[4]	3,497	3,564
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.699% 2039[4,5]	14,628	15,177
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[4,5]	3,843	3,975
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.604% 2049[4,5]	12,708	13,127
CSAIL Commercial Mortgage Trust, Series 2015-C-4, Class ASB, 3.6167% 2048[4]	5,900	6,062
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[3,4]	12,190	12,235
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3,4]	12,880	12,917
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.045% 2031[3,4,5]	7,826	7,732
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.826% 2038[4,5]	9,658	9,705
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 6.021% 2038[4,5]	138	139
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[4]	3,269	3,358
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[4]	27,260	27,886
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[4]	8,618	9,032
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[4,5]	13,585	14,129
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[3,4]	696	695
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.988% 2045[4,5]	936	975
GS Mortgage Securities Corp. II, Series 2015-GC-34, Class AAB, 3.278% 2048[4]	3,185	3,199
GS Mortgage Securities Corp. II, Series 2015-GS-1, Class AAB, 3.553% 2048[4]	6,300	6,448
Hilton USA Trust, Series 2013-HLF, AFX, 2.662% 2030[3,4]	19,920	19,871
Hilton USA Trust, Series 2013-HLF, BFX, 3.367% 2030[3,4]	12,000	11,928
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[3,4]	6,110	6,066
Hilton USA Trust, Series 2013-HLF, DFX, 4.407% 2030[3,4]	14,000	13,943
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.173% 2048[3,4,5]	1,495	1,426
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A-1-A, 5.471% 2043[4,5]	929	932
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-1-A, 5.811% 2043[4,5]	422	425
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[4,5]	8,717	8,731
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[4]	6,904	6,990
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.911% 2045[4,5]	32,680	32,812
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3,4]	10,012	10,099
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.431% 2047[4,5]	1,680	1,718
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[4]	1,887	1,947
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.695% 2049[4,5]	32,563	33,616
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.883% 2049[4,5]	38,230	39,908
The Bond Fund of America — Page 25 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[4]	$15,405	$16,107
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[4,5]	2,676	2,805
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[4,5]	8,370	8,369
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[4]	6,600	6,642
JPMBB Commercial Mortgage Securities Trust, Series 2015-C-32, Class ASB, 3.358% 2048[4]	6,700	6,768
JPMBB Commercial Mortgage Securities Trust, Series 2015-C-33, Class ASB, 3.5623% 2048[4]	5,400	5,510
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,4]	19,325	21,470
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 6.052% 2044[4,5]	6,288	6,520
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[4,5]	3,946	3,948
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[4]	16,163	16,632
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[4,5]	4,275	4,380
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[4,5]	29,467	30,807
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.156% 2045[4,5]	8,680	9,298
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A1A, 5.739% 2043[4,5]	924	935
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A-4, 5.742% 2043[4,5]	8,297	8,385
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 5.837% 2050[4,5]	7,050	7,280
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[4]	33,620	34,181
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 5.877% 2049[4,5]	7,410	7,729
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-27, Class ASB, 3.557% 2047[4]	6,940	7,103
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-22, Class ASB, 3.04% 2048[4]	2,360	2,360
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-26, Class ASB, 3.323% 2048[4]	750	754
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-25, Class ASB, 3.383% 2048[4]	500	508
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-24, Class A-4, 3.732% 2048[4]	8,085	8,263
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-25, Class C, 4.529% 2048[4,5]	8,950	8,413
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-25, Class A-5, 3.635% 2028[4]	10,000	10,128
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[3,4]	6,885	7,038
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A-1-A, 5.645% 2042[4,5]	2,334	2,439
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[4]	8,825	9,005
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[4]	13,600	13,971
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 5.917% 2049[4,5]	18,822	19,572
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.762% 2043[4,5]	7,079	7,137
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[4,5]	6,972	7,033
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[4,5]	17,020	17,656
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.713% 2049[4,5]	15,250	15,638
Wells Fargo Commercial Mortgage Trust, Series 2015-SG-1, Class A-4, 3.789% 2047[4]	2,900	2,989
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-1, Class ASB, 2.934% 2048[4]	2,135	2,120
Wells Fargo Commercial Mortgage Trust, Series 2015-C-31, Class ASB, 3.487% 2048[4]	5,300	5,373
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-42, Class ASB, 3.522% 2048[4]	6,135	6,277
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-2, Class A-5, 3.767% 2058[4]	3,000	3,080
Wells Fargo Commercial Mortgage Trust, Series 2015-LC-22, Class A-4, 3.839% 2058[4]	6,665	6,872
		926,857
Other mortgage-backed securities 1.32%
Australia & New Zealand Banking Group Ltd. 2.40% 2016[3,4]	4,250	4,298
Bank of Montreal 2.625% 2017[3,4]	4,250	4,254
Bank of Nova Scotia 2.15% 2016[3,4]	4,650	4,676
Bank of Nova Scotia 1.75% 2017[3,4]	14,150	14,236
Caisse Centrale Desjardins 1.60% 2017[3,4]	3,375	3,388
Canadian Imperial Bank of Commerce 2.75% 2016[3,4]	4,150	4,154
Commonwealth Bank of Australia 0.75% 2016[3,4]	3,850	3,850
Commonwealth Bank of Australia 2.25% 2017[3,4]	4,150	4,196
Commonwealth Bank of Australia 1.875% 2018[3,4]	10,300	10,284
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[3,4]	4,400	4,388
Credit Suisse Group AG 2.60% 2016[3,4]	4,300	4,323
The Bond Fund of America — Page 26 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities (continued)	Principal amount (000)	Value (000)
DNB ASA 1.45% 2019[3,4]	$4,375	$4,349
Freddie Mac, Series KF02, Class A2, multifamily 0.972% 2020[4,5]	10,389	10,443
Freddie Mac, Series KF02, Class A3, multifamily 1.052% 2020[4,5]	4,875	4,904
Freddie Mac, Series K721, Class A2, multifamily 3.090% 2022[4]	5,000	5,146
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[4]	6,735	6,762
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[4,5]	24,490	25,820
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[4]	13,500	13,620
Freddie Mac, Series KPLB, Class A, multifamily 2.77% 2025[4]	5,000	4,933
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[4]	15,995	15,803
Freddie Mac, Series K048, Class A2, multifamily 3.284% 2025[4,5]	24,350	25,035
Freddie Mac, Series K050, Class A2, multifamily 3.334% 2025[4,5]	2,140	2,197
Kookmin Bank 2.125% 2020[3,4]	7,500	7,365
Korea Housing Finance Corp. 2.50% 2020[3,4]	10,000	10,003
National Australia Bank 2.00% 2017[3,4]	3,500	3,531
National Australia Bank 1.25% 2018[3,4]	2,880	2,854
National Australia Bank 2.125% 2019[3,4]	4,000	3,987
National Bank of Canada 2.20% 2016[3,4]	4,175	4,214
Nordea Eiendomskreditt AS 2.125% 2017[3,4]	4,000	4,030
Nordea Kredit 2.00% 2037[4]	DKr113,694	16,030
Nykredit Realkredit AS, Series 01E, 2.00% 2037[4]	106,957	15,061
Nykredit Realkredit AS, Series 01E, 2.50% 2037[4]	26,100	3,783
Nykredit Realkredit AS, Series 01E, 2.50% 2047[4]	9,771	1,365
Realkredit Danmark AS, Series 22S, 2.00% 2037[4]	131,241	18,418
Realkredit Danmark AS, Series 22S, 2.50% 2037[4]	57,567	8,349
Royal Bank of Canada 1.125% 2017[4]	$4,000	4,003
Royal Bank of Canada 2.00% 2019[4]	4,075	4,086
Royal Bank of Canada 1.875% 2020[4]	3,850	3,785
Royal Bank of Canada 2.10% 2020[4]	10,000	9,845
Sparebank 1 Boligkreditt AS 2.625% 2016[3,4]	3,400	3,421
Swedbank AB 2.125% 2016[3,4]	3,400	3,422
Swedbank AB 2.95% 2016[3,4]	3,000	3,014
Swedbank AB 1.375% 2018[3,4]	4,375	4,335
Toronto-Dominion Bank 1.625% 2016[3,4]	4,400	4,418
Toronto-Dominion Bank 1.50% 2017[3,4]	10,000	10,019
UBS AG 0.75% 2016[3,4]	4,375	4,374
Westpac Banking Corp. 2.45% 2016[3,4]	4,325	4,378
Westpac Banking Corp. 1.25% 2017[3,4]	4,425	4,388
Westpac Banking Corp. 1.375% 2018[3,4]	4,375	4,326
Westpac Banking Corp. 1.85% 2018[3,4]	9,000	8,985
Westpac Banking Corp. 2.00% 2019[3,4]	7,150	7,105
Westpac Banking Corp. 2.00% 2021[3,4]	7,625	7,541
		371,494
Collateralized mortgage-backed (privately originated) 0.42%
Bellemeade Re Ltd., Series 2015-1-A, Class M-1, 2.922% 2025[3,4,5,8]	20,660	20,652
Connecticut Avenue Securities, Series 2013-C01, Class M-1, 2.422% 2023[3,4,5]	1,752	1,766
Connecticut Avenue Securities, Series 2014-C01, Class M-1, 2.022% 2024[3,4,5]	1,319	1,321
Connecticut Avenue Securities, Series 2015-C01, Class 1-M-1, 1.922% 2025[4,5]	1,735	1,736
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[4]	151	163
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[4]	20	21
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[4]	1,155	1,238
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[4]	20	21
Freddie Mac, Series 2013-DN2, Class M-1, 1.872% 2023[4,5]	4,400	4,402
Freddie Mac, Series 2013-DN1, Class M-1, 3.822% 2023[4,5]	4,871	4,984
The Bond Fund of America — Page 27 of 42

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series 2014-DN2, Class M-1, 1.272% 2024[4,5]	$2,765	$2,763
Freddie Mac, Series 2014-DN1, Class M-1, 1.422% 2024[4,5]	753	752
Freddie Mac, Series 2014-HQ2, Class M-1, 1.872% 2024[4,5]	8,695	8,720
Freddie Mac, Series 2014-HQ1, Class M-1, 2.072% 2024[4,5]	6,352	6,370
Freddie Mac, Series 2014-HQ3, Class M-1, 2.072% 2024[4,5]	5,176	5,190
Freddie Mac, Series 2014-DN2, Class M-2, 2.072% 2024[4,5]	2,965	2,911
Freddie Mac, Series 2014-HQ2, Class M-2, 2.622% 2024[4,5]	17,865	17,614
Freddie Mac, Series 2014-DN4, Class M-2, 2.822% 2024[4,5]	6,205	6,242
Freddie Mac, Series 2014-HQ1, Class M-2, 2.922% 2024[4,5]	9,200	9,243
Freddie Mac, Series 2015-HQ2, Class M-1, 1.522% 2025[4,5]	1,913	1,911
Freddie Mac, Series 2015-HQ2, Class M-2, 2.372% 2025[4,5]	7,950	7,770
Freddie Mac, Series 2015-HQA-2, Class M-1, 1.572% 2028[4,5]	1,883	1,884
TBW Mortgage-backed Trust, Series 2007-2, Class A-4-B, 0.842% 2037[4,5]	12,899	10,700
		118,374
Total mortgage-backed obligations		5,857,685
Asset-backed obligations 4.31%
Aesop Funding II LLC, Series 2010-5A, Class A, 3.15% 2017[3,4]	10,000	10,026
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,4]	16,000	15,889
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[3,4]	14,000	13,968
Aesop Funding LLC, Series 2015-2-A, Class A, 2.63% 2021[3,4]	7,670	7,583
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[4]	7,620	7,604
Ally Master Owner Trust, Series 2014-1, Class A1, 0.80% 2019[4,5]	8,015	8,006
Ally Master Owner Trust, Series 2014-1, Class A2, 1.29% 2019[4]	8,700	8,681
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[4]	30,600	30,544
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[4]	5,530	5,521
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.93% 2018[4]	650	651
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class C-2, 2.67% 2018[4]	398	398
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A-3, 1.15% 2019[4]	3,405	3,391
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A-3, 1.26% 2019[4]	8,275	8,235
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[4]	3,095	3,085
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-1, 2.01% 2024[4]	5,691	5,675
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-2, 3.77% 2031[4]	4,215	4,553
Ares CLO Ltd., Series 2012-2-A, Class AR, CLO, 1.611% 2023[3,4,5]	32,000	31,883
ARI Fleet Lease Trust, Series 2014-A, Class A-2, 0.81% 2022[3,4]	1,072	1,070
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[3,4,8]	5,719	5,664
Babson CLO Ltd., Series 2012-2-A, Class A-1-R, CLO, 1.602% 2023[3,4,5]	8,505	8,496
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[3,4]	4,400	4,383
Black Diamond CLO Ltd., Series 2006-1-A, Class AD, CLO, 0.574% 2019[3,4,5]	10,756	10,539
California Republic Auto Receivables Trust, Series 2015-1, Class B, 2.51% 2021[4]	5,185	5,068
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[4]	12,000	12,004
Capital One Multi-asset Execution Trust, Series 2015-A5, Class A-5, 1.60% 2021[4]	14,485	14,447
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.012% 2020[3,4,5,8]	41,750	41,717
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.22% 2021[3,4,5,8]	30,365	30,362
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[4]	8,404	8,384
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[4]	9,900	9,864
Chase Issuance Trust, Series 2013-A7, Class A, 0.761% 2020[4,5]	11,955	11,965
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.689% 2026[3,4,5]	12,764	12,748
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-3, 0.83% 2018[3,4]	3,552	3,548
Chrysler Capital Auto Receivables Trust, Series 2015-A, Class A-3, 1.22% 2019[3,4]	5,000	4,981
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-4, 1.31% 2019[3,4]	3,850	3,846
Citi Held For Issuance, Series 2015-PM-2, Class A, 2.35% 2022[3,4]	27,381	27,307
The Bond Fund of America — Page 28 of 42

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Citi Held For Issuance, Series 2015-PM-3, Class A, 2.60% 2022[3,4]	$28,850	$28,834
Citi Held For Issuance, Series 2015-PM-3, Class B, 4.45% 2022[3,4]	6,050	6,030
Citibank Credit Card Issuance Trust, Series 2008-A-2, Class A2, 1.57% 2020[4,5]	13,590	13,797
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M-1, 2.08% 2033[4,5]	808	813
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033[4]	796	805
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[3,4]	1,042	1,049
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[3,4]	1,762	1,756
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 2019[3,4]	3,578	3,568
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[3,4]	3,125	3,123
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[3,4]	2,395	2,393
CWHEQ Revolving Home Equity Loan Trust, Series 2005-C, Class 2-A, FSA insured, 0.511% 2035[4,5]	5,283	4,837
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.471% 2037[4,5]	7,075	6,539
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.481% 2037[4,5]	10,749	9,791
Discover Card Execution Note Trust, Series 2015-A-1, Class A-1, 0.547% 2020[4,5]	9,970	9,954
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[4]	10,970	10,991
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90% 2022[4]	13,500	13,332
DRB Prime Student Loan Trust, Series 2015-D, Class A-3, 2.50% 2036[3,4]	5,095	5,084
Drive Auto Receivables Trust, Series 2015-DA, Class A-2-A, 1.23% 2018[3,4]	3,195	3,191
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[3,4]	4,000	4,029
Drive Auto Receivables Trust, Series 2015-B-A, Class C, 2.76% 2021[3,4]	15,145	15,041
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[3,4]	8,635	8,551
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,4]	11,700	11,720
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[3,4]	14,815	14,729
Drivetime Auto Owner Trust, Series 2015-3-A, Class A, 1.66% 2019[3,4]	6,497	6,481
Dryden Senior Loan Fund, Series 2012-23-RA, Class A-1-R, CLO, 1.571% 2023[3,4,5]	10,000	9,954
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[3,4]	5,805	5,794
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[4]	6,000	5,981
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[3,4]	3,680	3,713
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[3,4]	24,110	23,908
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[3,4]	9,165	9,149
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,4]	23,070	22,972
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A-1, 1.98% 2022[4]	10,890	10,837
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[4]	480	493
Henderson Receivables LLC, Series 2006-4-A, Class A-1, 0.531% 2041[3,4,5]	2,663	2,577
Henderson Receivables LLC, Series 2006-3-A, Class A-1, 0.531% 2041[3,4,5]	2,311	2,213
Henderson Receivables LLC, Series 2015-2A, Class A, 3.87% 2058[3,4]	2,522	2,508
Henderson Receivables LLC, Series 2015-1A, Class A, 3.26% 2072[3,4]	7,305	7,099
Henderson Receivables LLC, Series 2014-3A, Class A, 3.50% 2077[3,4]	4,776	4,770
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.693% 2028[3,4,5]	8,383	8,387
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,4]	11,075	11,062
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2011-1A, Class A-2, 3.29% 2017[3,4]	690	700
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2010-1A, Class A-2, 3.74% 2017[3,4]	2,833	2,842
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[3,4]	30,500	30,279
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[3,4]	20,595	20,366
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,4]	45,483	45,114
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[3,4]	1,939	1,916
Hilton Grand Vacation Trust, Series 2014-AA, Class A, 1.77% 2026[3,4]	3,022	2,967
Home Equity Asset Trust, Series 2004-7, Class M-1, 1.352% 2035[4,5]	5,670	5,389
Honda Auto Receivables Owner Trust, Series 2015-1, Class A-2, 0.70% 2017[4]	4,976	4,972
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2018[4]	11,880	11,852
Honda Auto Receivables Owner Trust, Series 2014-4, Class A-3, 0.99% 2018[4]	9,180	9,156
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.582% 2037[4,5]	5,575	5,043
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class A, 0.781% 2033[4,5]	1,213	1,191
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040[4]	547	564
The Bond Fund of America — Page 29 of 42

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-4, 5.27% 2040[4]	$281	$294
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-5, 5.873% 2040[4]	921	974
Magnetite CLO Ltd. Series 2012-6-A, Class A-R, 1.762% 2023[3,4,5]	18,965	18,914
Marine Park CLO Ltd., Series 2012-1-A, Class A1-AR, CLO, 1.644% 2023[3,4,5]	35,000	34,880
MarketPlace Loan Trust, Series 2015-AV-1, Class A, 4.00% 2021[3,4]	17,533	17,394
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[4]	10,700	10,670
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1, 1.102% 2035[4,5]	3,168	3,072
Navient Student Loan Trust, Series 2015-A, Class A-1, 0.831% 2021[3,4,5]	2,481	2,476
Navient Student Loan Trust, Series 2014-AA, Class A-1, 0.811% 2022[3,4,5]	1,494	1,492
Navient Student Loan Trust, Series 2015-2, Class A-3, 0.992% 2040[4,5]	2,045	1,939
New Residential Advance Receivables Trust, Series 2015-T-4, Class A-T-4, 3.1956% 2047[3,4]	4,000	3,991
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 1.604% 2023[3,4,5]	13,752	13,634
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.605% 2025[3,4,5]	27,500	27,057
Ocwen Master Advance Receivable Trust, Series 2015-1, Class AT-1, 2.5365% 2046[3,4]	2,925	2,926
Ocwen Master Advance Receivable Trust, Series 2015-T-3, Class AT-3, 3.211% 2047[3,4]	2,000	1,997
Onemain Financial Issuance Trust, Series 2015-2-A, Class A, 2.57% 2025[3,4]	4,000	4,021
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-1, 5.73% 2035[4]	876	913
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-2, 6.51% 2035[4]	701	753
Prestige Auto Receivables Trust, Series 2015-1, Class B, 2.04% 2021[3,4]	7,500	7,427
Prestige Auto Receivables Trust, Series 2015-1, Class C, 2.40% 2021[3,4]	12,750	12,596
Prestige Auto Receivables Trust, Series 2015-1, Class D, 3.05% 2021[3,4]	10,855	10,463
RAMP Trust, Series 2004-RS10, Class A-I-6, 4.55% 2034[4]	744	760
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA3, Class A, FSA insured, 0.552% 2036[4,5]	777	705
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2017[4]	633	636
Santander Drive Auto Receivables Trust, Series 2014-3, Class A3, 0.81% 2018[4]	5,258	5,253
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[4]	10,620	10,615
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[4]	5,400	5,398
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[4]	629	630
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[4]	214	215
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2018[4]	111	111
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[4]	1,975	1,972
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[4]	3,860	3,868
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[4]	4,465	4,473
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[4]	1,175	1,190
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[4]	11,170	11,056
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[4]	12,100	12,010
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[4]	7,450	7,445
SLM Private Credit Student Loan Trust, Series 2008-1, Class A-3, 0.82% 2017[4,5]	4,254	4,249
SLM Private Credit Student Loan Trust, Series 2014-A, Class A-1, 0.931% 2022[3,4,5]	2,412	2,408
SLM Student Loan Trust, Series 2003-10, Class A-4, 1.136% 2039[3,4,5]	£1,160	1,429
SMB Private Education Loan Trust, Series 2015-A, Class A-2-A, 2.49% 2027[3,4]	$1,400	1,368
Social Professional Loan Program LLC, Series 2015-A, Class A-1, 1.62% 2033[3,4,5]	1,284	1,268
Social Professional Loan Program LLC, Series 2015-C, Class A-2, 2.51% 2033[3,4]	6,326	6,206
Social Professional Loan Program LLC, Series 2015-C, Class A-1, 1.47% 2035[3,4,5]	8,234	8,073
Social Professional Loan Program LLC, Series 2015-D, Class A-2, 2.72% 2036[3,4]	20,500	20,440
Solarcity LMC Series LLC, Series 2015-1, Class A, 4.18% 2045[3,4,8]	4,942	4,728
South Carolina Student Loan Corp., Series 2014-1, Class A1, 0.994% 2030[4,5]	3,600	3,489
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1.244% 2033[4,5]	10,000	9,620
South Carolina Student Loan Corp., Series 2014-1, Class B, 1.744% 2035[4,5]	2,650	2,357
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70% 2023[3,4]	3,863	3,855
Trade Maps Ltd., 2013-1-A-A, 0.993% 2018[3,4,5]	14,685	14,596
Trade Maps Ltd., 2013-1-A-B, 1.543% 2018[3,4,5]	2,900	2,859
UCFC Manufactured Housing Contract, Series 1996-2, Class A, MBIA insured, 7.135% 2028[4]	1,909	1,990
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[4]	6,735	6,987
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-4, 6.57% 2027[4]	1,734	1,784
The Bond Fund of America — Page 30 of 42

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-5, 7.12% 2032[4]	$3,000	$3,206
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[4]	13,500	13,306
Westlake Automobile Receivables Trust, Series 2015-1-A, Class A-2, 1.17% 2018[3,4]	2,658	2,651
Westlake Automobile Receivables Trust, Series 2015-1-A, Class C, 2.29% 2020[3,4]	2,750	2,721
Westlake Automobile Receivables Trust, Series 2015-1-A, Class D, 2.96% 2022[3,4]	3,875	3,808
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class A, 0.811% 2022[4,5]	1,600	1,591
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[4]	6,935	6,909
		1,218,410
Bonds & notes of governments & government agencies outside the U.S. 2.80%
Angola (Repulic of) 9.50% 2025[3]	4,570	4,262
Argentina (Republic of) 7.00% 2017	7,640	7,740
Argentina (Republic of) 8.75% 2024[4]	3,435	3,624
Armenia (Republic of) 7.15% 2025[3]	4,810	4,671
Australian Government, Series 133, 5.50% 2023	A$5,000	4,339
Bermuda Government 5.603% 2020[3]	$4,075	4,498
Bermuda Government 5.603% 2020	3,940	4,349
Bermuda Government 4.138% 2023[3]	1,700	1,703
Bermuda Government 4.854% 2024[3]	22,650	23,465
Caisse d’Amortissement de la Dette Sociale 1.125% 2017[3]	10,470	10,479
Caisse d’Amortissement de la Dette Sociale 3.375% 2024[3]	8,180	8,677
Caisse d’Amortissement de la Dette Sociale 1.875% 2022[3]	5,000	4,857
City of Buenos Aires Argentina 8.95% 2021[4]	1,000	1,060
Colombia (Republic of) Global 4.50% 2026	11,850	11,361
Costa Rica (Republic of) 4.25% 2023	1,243	1,094
Dominican Republic 7.50% 2021[4]	950	1,021
Dominican Republic 5.875% 2024[4]	1,640	1,640
Dominican Republic 5.50% 2025[3]	11,880	11,494
Europe Government Agency-Guaranteed, Dexia Credit Local 1.25% 2016[3]	4,100	4,107
FMS Wertmanagement 1.125% 2016	4,050	4,058
FMS Wertmanagement 1.00% 2017	4,400	4,372
FMS Wertmanagement 1.625% 2018	6,400	6,423
German Government 0.101% 2026[2]	€35,311	40,408
Hungarian Government 6.25% 2020	$4,000	4,481
Hungarian Government 5.375% 2023	5,900	6,468
India (Republic of) 8.83% 2023	INR387,200	6,150
India (Republic of) 8.60% 2028	3,698,800	58,300
India (Republic of) 9.20% 2030	328,200	5,430
Indonesia (Republic of) 3.75% 2022	$14,755	14,189
Indonesia (Republic of) 3.375% 2023	9,950	9,268
Indonesia (Republic of) 4.75% 2026[3]	13,250	13,111
Indonesia (Republic of) 7.75% 2038	3,400	3,994
Instituto de Credito Oficial 1.125% 2016[3]	8,000	7,997
Inter-American Development Bank 4.375% 2044	3,160	3,731
Iraq (Republic of) 5.80% 2028[4]	5,150	3,489
Ivory Coast Government 6.375% 2028[3,4]	9,350	8,581
Japan Bank for International Cooperation 3.00% 2024	9,330	9,489
Japanese Government, Series 19, 0.10% 2024[2]	¥12,212,200	107,649
Japanese Government, Series 20, 0.10% 2025[2]	6,268,750	55,232
Japanese Government, Series 42, 1.70% 2044	720,000	6,638
Japanese Government, Series 47, 1.60% 2045	2,500,000	22,477
Kazakhstan (Republic of) 5.125% 2025[3]	$2,250	2,225
Kazakhstan (Republic of) 6.50% 2045[3]	2,250	2,221
Kenya (Republic of) 6.875% 2024[3]	12,000	10,560
Kenya (Republic of) 6.875% 2024	1,275	1,122
The Bond Fund of America — Page 31 of 42

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
KfW 2.00% 2022	$4,325	$4,265
Kingdom of Jordan 6.125% 2026[3]	2,090	2,136
Landwirtschaftliche Rentenbank 1.75% 2019	8,970	9,005
Malaysian Government, Series 0315, 3.659% 2020	MYR55,000	12,925
Morocco Government 4.25% 2022	$5,400	5,331
Morocco Government 5.50% 2042	10,200	9,932
Municipality Finance PLC 1.125% 2018[3]	4,900	4,868
Nigeria (Republic of) 5.125% 2018[3]	4,900	4,686
Nigeria (Republic of) 6.75% 2021	670	625
Nigeria (Republic of) 6.375% 2023	4,290	3,797
Peru (Republic of) 8.375% 2016	1,115	1,142
Peru (Republic of) 2.75% 2026	€3,250	3,514
Peru (Republic of) 5.625% 2050	$8,745	8,942
Polish Government 2.75% 2023[2]	PLN34,361	9,722
Province of Ontario 3.20% 2024	$10,000	10,289
Republic of Honduras 8.75% 2020	6,075	6,743
Republic of Honduras 7.50% 2024[4]	3,330	3,522
Slovenia (Republic of) 5.50% 2022	19,160	21,458
Slovenia (Republic of) 5.85% 2023	15,500	17,689
Slovenia (Republic of) 5.85% 2023[3]	2,750	3,138
Slovenia (Republic of) 5.25% 2024	5,810	6,424
South Africa (Republic of) 5.50% 2020	1,000	1,029
Swedish Export Credit Corp. 2.875% 2023[3]	9,000	8,921
Turkey (Republic of) 4.557% 2018[3]	1,195	1,228
Turkey (Republic of) 3.00% 2021[2]	TRY2,895	1,011
Turkey (Republic of) 5.625% 2021	$8,000	8,480
Turkey (Republic of) 9.00% 2024	TRY22,050	6,952
Turkey (Republic of) 4.25% 2026	$7,700	7,243
Turkey (Republic of) 8.00% 2034	1,250	1,566
Turkey (Republic of) 6.00% 2041	2,820	2,890
United Mexican States Government 4.50% 2025[2]	MXN353,828	22,614
United Mexican States Government 4.00% 2040[2]	16,695	983
United Mexican States Government, Series M, 6.50% 2021	83,800	5,055
United Mexican States Government Global 3.60% 2025	$7,600	7,425
United Mexican States Government Global 5.55% 2045	7,500	7,716
United Mexican States Government Global 4.60% 2046	10,000	8,888
United Mexican States Government Global, Series A, 5.125% 2020	1,250	1,366
United Mexican States Government Global, Series A, 4.00% 2023	8,000	8,124
Zambia (Republic of) 5.375% 2022	3,500	2,547
Zambia (Republic of) 8.97% 2027[3,4]	5,220	4,156
		790,851
Federal agency bonds & notes 1.54%
CoBank, ACB 7.875% 2018[3]	23,615	26,516
CoBank, ACB 1.112% 2022[3,5]	29,725	28,164
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[4]	4,443	4,468
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[4]	2,425	2,438
Fannie Mae 2.625% 2024	40,305	40,763
Fannie Mae 7.125% 2030	3,900	5,704
Federal Agricultural Mortgage Corp. 5.125% 2017[3]	5,000	5,253
Federal Farm Credit Banks 0.401% 2017[5]	26,250	26,250
Federal Farm Credit Banks 0.477% 2017[5]	21,501	21,489
Federal Home Loan Bank 2.125% 2016	18,860	18,980
Federal Home Loan Bank 2.75% 2018	16,635	17,243
Federal Home Loan Bank 3.375% 2023	28,050	30,168
The Bond Fund of America — Page 32 of 42

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Federal Home Loan Bank 5.50% 2036	$600	$782
Freddie Mac 1.25% 2019	43,500	42,885
Japan Finance Organization for Municipalities 2.125% 2019[3]	10,000	10,061
Private Export Funding Corp. 3.55% 2024	26,425	28,438
Private Export Funding Corp., Series W, 5.00% 2016	3,400	3,520
Tennessee Valley Authority 1.875% 2022	23,750	23,142
Tennessee Valley Authority 4.65% 2035	4,000	4,494
Tennessee Valley Authority 5.25% 2039	21,250	25,552
Tennessee Valley Authority, Series B, 3.50% 2042	25,113	23,295
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,200	3,659
TVA Southaven 3.846% 2033[4]	3,072	3,191
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	14,000	14,096
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	8,600	8,878
United States Agency for International Development, Ukraine, 1.844% 2019	6,930	6,978
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[4]	3,900	4,007
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[4]	4,388	4,643
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 2032[4]	1,587	1,673
		436,730
Municipals 1.49%
State of Alabama, Jefferson County, Sewer Rev. Warrants, Series 2013-A, Assured Guaranty Municipal insured, 5.00% 2044	5,000	5,481
State of California, Various Purpose G.O. Bonds, 5.00% 2024	4,100	5,126
State of California, Veterans G.O. Ref. Bonds, Series 2015-CM, AMT, 2.45% 2031	1,540	1,536
State of California, Various Purpose G.O. Bonds, 5.25% 2032	10,000	12,350
State of California, Various Purpose G.O. Bonds, 7.50% 2034	4,240	5,950
State of California, Various Purpose G.O. Bonds, 7.30% 2039[4]	1,000	1,401
State of California, Various Purpose G.O. Bonds, 7.35% 2039	1,335	1,879
State of California, Various Purpose G.O. Bonds, 7.55% 2039	2,000	2,915
State of California, Various Purpose G.O. Bonds, 7.60% 2040	10,710	15,962
State of California, Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds, Series 2015-A, 5.00% 2045	38,300	43,699
State of California, Infrastructure and Econ. Dev. Bank, Rev. Ref. Bonds (J. Paul Getty Trust), Series 2011-A-2, 0.29% 2038 (put 2017)[5]	2,400	2,398
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational Project), Series 2015-A, 2.203% 2018	10,000	10,091
State of California, Regents of the University of California, General Rev. Bonds, Series 2014-AN, 4.765% 2044	2,600	2,650
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2015-C-1, 3.50% 2045	2,000	2,124
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	16,550	16,798
State of Georgia, Hospital Auth. of Hall County and City of Gainesville, Rev. Anticipation Certificates (Northeast Georgia Health System, Inc. Project), Series 2014-B, 0.97% 2035 (put 2020)[5]	5,000	4,955
State of Georgia, Municipal Electric Auth Bonds (Plant Vogtle Units 3 & 4 Project J), Series 2015-A, 5.00% 2060	6,300	6,845
State of Illinois, Chicago Transit Auth., Sales Tax Receipts Rev. Bonds, Series 2014, 5.25% 2049	15,000	16,644
State of Illinois, Regional Transportation Auth. of Cook, DuPage, Kane, Lake, McHenry and Will Counties, G.O. Rev. Ref. Bonds, Series 2003-A, FGIC-National insured, 6.00% 2033	12,120	16,015
State of Illinois, G.O. Bonds, Build America Bonds, Series 2010-3, 5.727% 2020	2,000	2,129
State of Illinois, G.O. Bonds, Series 2014, 5.00% 2039	17,900	18,722
State of Illinois, Housing Dev. Auth., Housing Rev. Bonds, Series 2013-A, 2.45% 2043[4]	632	607
State of Illinois, Housing Dev. Auth., Multifamily Housing Rev. Notes (Marshall Field Garden Apartment Homes), 1.01% 2050 (put 2025)[5]	4,650	4,620
The Bond Fund of America — Page 33 of 42

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of Illinois, Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2010-B-1, Assured Guaranty Municipal insured, 0% 2046	$10,000	$2,362
State of Illinois, Board of Trustees of the University of Illinois, University of Illinois Auxiliary Facs. System Rev. Bonds, Series 2014-A, 5.00% 2044	8,500	9,400
State of Kentucky, Housing Corp., Housing Rev. Bonds, Series 2013-D, 3.50% 2033	1,565	1,640
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2015-E-1, AMT, 3.50% 2035	4,000	4,211
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2014-B, AMT, 3.25% 2044	3,830	4,013
State of Maryland, Montgomery County Housing Opportunities Commission, Single-family Housing Rev. Bonds, Series 2013-A, 4.00% 2031	755	796
Massachusetts Housing Fin. Agcy., Single-family Housing Rev. Bonds, Series 178, 3.50% 2042	1,000	1,059
State of Massachusetts, Housing Fin. Agcy., Single-family Housing Rev. Bonds, Series 167, 4.00% 2043	600	636
Michigan Fin. Auth. Sewage Disposal System Rev. Ref. Bonds (Detroit Water and Sewerage Department Local Project), Series 2015-C, 5.00% 2034	2,000	2,251
State of Michigan, Fin. Auth., Local Government Loan Program Rev. Bonds (City of Detroit Fin. Recovery Income Tax Local Project), Series 2014-F-2, 4.60% 2022	6,000	6,039
State of Michigan, Fin. Auth., Student Loan Rev. Ref. Bonds, Series 2015-B-1, 1.172% 2030[4,5]	7,187	6,957
Minnesota Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-E, AMT, 3.50% 2046	2,000	2,107
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	1,545	1,570
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-A, AMT, 4.00% 2041	735	791
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2012-B, 2.25% 2042[4]	5,919	5,699
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-C, AMT, 4.00% 2045	4,690	5,011
State of Missouri, Housing Dev. Commission, Single-family Mortgage Rev. Bonds (Special Homeownership Loan Program), Series 2015-A, 3.75% 2038	990	1,060
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	1,240	1,273
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-C, 4.50% 2043	1,150	1,176
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	445	457
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	330	335
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2015-C, 3.50% 2045	1,400	1,482
State of New Jersey, Econ. Dev. Auth., School Facs. Contruction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	18,000	17,940
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	10,500	10,320
State of New York, Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2014-A-1, 5.00% 2044	10,690	12,187
State of New York, Mortgage Agcy., Homeowner Mortgage Rev. Bonds, Series 52, 3.50% 2030	1,750	1,846
State of New York, New York City Transitional Fin. Auth., Future Tax Secured Rev. Ref. Bonds, Series 2014-A1, 5.00% 2038	10,000	11,606
State of New York, New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Bonds, Fiscal 2012 Series CC, 5.00% 2045	10,000	11,430
State of North Dakota, Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2012-A, 3.75% 2042	1,685	1,767
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 5.875% 2047	27,500	23,917
Territory of Puerto Rico, Electric Power Auth., Power Rev. Ref. Bonds, Series UU, Assured Guaranty Municipal insured, 0.738% 2029[5]	7,665	5,529
Territory of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured, 5.25% 2034	935	942
Territory of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured, 5.25% 2036	2,100	2,107
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.00% 2041	3,195	3,444
State of South Carolina, Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.00% 2049	4,300	4,739
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	1,105	1,149
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	760	792
The Bond Fund of America — Page 34 of 42

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	$890	$947
State of Tennessee, Housing Dev. Agcy., Homeownership Program Rev. Ref. Bonds, Issue 2015-A, 3.50% 2045	1,350	1,426
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2015-1-A, AMT, 4.00% 2045	2,000	2,160
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, AMT, 4.00% 2046	2,500	2,692
State of Texas, SA Energy Acquisition Public Fac. Corp., Gas Supply Rev. Bonds, Series 2007, 5.50% 2023	6,000	7,278
State of Texas, Transportation Commission, G.O. Mobility Fund Bonds, Series 2014-A, 5.00% 2044	10,000	11,595
Utah Utah Housing Corp., Single-family Mortgage Bonds, Class III, Series 2015-D-2, 4.00% 2045	1,095	1,183
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	8,000	8,056
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2015-B, 2.814% 2024	10,000	9,854
State of Wisconsin, Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 2015-A, AMT, 4.00% 2045	2,750	2,935
State of Wyoming, Community Dev. Auth., Housing Rev. Bonds, Series 2015-6, 4.00% 2045	1,000	1,079
		420,142
Total bonds, notes & other debt instruments (cost: $27,423,955,000)		27,363,671
Convertible stocks 0.03% Industrials 0.03%	Shares
CEVA Group PLC, Series A-1, 3.622% convertible preferred[8,11]	9,732	6,082
CEVA Group PLC, Series A-2, 2.622% convertible preferred[8,11]	2,575	1,159
Total convertible stocks (cost: $13,571,000)		7,241
Preferred securities 0.01% Financials 0.01%
CoBank, ACB, Class E, noncumulative[3]	6,250	4,123
Total preferred securities (cost: $5,820,000)		4,123
Common stocks 0.05% Industrials 0.02%
CEVA Group PLC[3,8,12]	12,179	5,481
Atrium Corp.[3,8,12]	985	1
		5,482
Health care 0.01%
Rotech Healthcare Inc.[8,12]	342,069	2,569
Energy 0.00%
Gener8 Maritime, Inc.[12]	1,716	16
Miscellaneous 0.02%
Other common stocks in initial period of acquisition		6,134
Total common stocks (cost: $58,273,000)		14,201
The Bond Fund of America — Page 35 of 42

Rights & warrants 0.00% Energy 0.00%	Shares	Value (000)
Gener8 Maritime, Inc., warrants, expire 2017[3,8,12]	2,654	$—
Total rights & warrants (cost: $0)		—
Short-term securities 11.72%	Principal amount (000)
Apple Inc. 0.15% due 1/19/2016[3]	$50,000	49,991
CAFCO, LLC 0.40% due 3/4/2016	50,000	49,974
Caterpillar Financial Services Corp. 0.22% due 2/17/2016	75,000	74,962
Coca-Cola Co. 0.40%–0.47% due 1/26/2016–5/20/2016[3]	72,800	72,705
Emerson Electric Co. 0.32% due 3/2/2016[3]	25,000	24,985
ExxonMobil Corp. 0.30%–0.42% due 1/25/2016–2/1/2016	100,000	99,973
Fannie Mae 0.21%–0.23% due 1/14/2016–4/18/2016	100,000	99,937
Federal Farm Credit Banks 0.20%–0.63% due 2/4/2016–7/8/2016	110,000	109,721
Federal Home Loan Bank 0.11%–0.54% due 1/7/2016–5/16/2016	1,548,965	1,548,186
Freddie Mac 0.16%–0.28% due 1/8/2016–3/18/2016	145,000	144,953
Google Inc. 0.18% due 1/7/2016[3]	50,000	49,998
Pfizer Inc 0.24% due 2/17/2016[3]	100,000	99,960
U.S. Treasury Bills 0.13%–0.31% due 2/18/2016–5/19/2016	695,550	695,129
Walt Disney Co. 0.19% due 1/29/2016[3]	40,500	40,491
Wells Fargo Bank, N.A. 0.56% due 5/19/2016	150,000	150,150
Total short-term securities (cost: $3,310,732,000)		3,311,115
Total investment securities 108.63% (cost: $30,812,351,000)		30,700,351
Other assets less liabilities (8.63)%		(2,438,844)
Net assets 100.00%		$28,261,507
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $367,054,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2015 (000)
			Receive (000)	Deliver (000)
Purchases:
Canadian dollars	1/15/2016	Citibank	C$19,540	$14,000	$122
Canadian dollars	2/1/2016	Citibank	C$19,424	$14,000	38
Japanese yen	1/15/2016	Bank of New York Mellon	¥1,544,823	$12,600	257
Mexican pesos	1/12/2016	Bank of New York Mellon	MXN74,681	$4,383	(53)
Mexican pesos	1/21/2016	Bank of America, N.A.	MXN30,206	$1,779	(29)
Mexican pesos	1/21/2016	HSBC Bank	MXN43,843	$2,583	(43)
Mexican pesos	1/29/2016	Bank of America, N.A.	MXN173,302	$10,152	(118)
					$174
Sales:
Australian dollars	1/29/2016	Bank of America, N.A.	$4,226	A$5,900	$(67)
British pounds	1/22/2016	Bank of America, N.A.	$5,916	£3,900	166
British pounds	1/28/2016	UBS AG	$4,568	£3,065	49
British pounds	1/28/2016	Bank of New York Mellon	$1,787	£1,200	18
Danish kroner	1/21/2016	HSBC Bank	$17,742	DKr120,000	257
Danish kroner	1/29/2016	HSBC Bank	$44,098	DKr303,000	(63)
Euros	1/11/2016	Bank of America, N.A.	$2,362	€2,200	(30)
Euros	1/25/2016	JPMorgan Chase	$13,522	€12,350	92
The Bond Fund of America — Page 36 of 42

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2015 (000)
			Receive (000)	Deliver (000)
Euros	1/29/2016	HSBC Bank	$38,414	€35,500	$(194)
Indian rupees	1/15/2016	UBS AG	$29,735	INR2,000,000	(421)
Indian rupees	1/19/2016	JPMorgan Chase	$17,578	INR1,177,300	(161)
Japanese yen	1/13/2016	Citibank	$26,513	¥3,250,000	(535)
Japanese yen	1/15/2016	UBS AG	$24,700	¥3,030,000	(518)
Japanese yen	1/21/2016	HSBC Bank	$20,312	¥2,500,000	(497)
Japanese yen	1/25/2016	JPMorgan Chase	$52,664	¥6,400,000	(612)
Japanese yen	1/29/2016	UBS AG	$5,897	¥715,000	(55)
Japanese yen	1/29/2016	Citibank	$52,080	¥6,315,000	(493)
Mexican pesos	1/25/2016	Barclays Bank PLC	$7,232	MXN120,495	253
Turkish lira	1/12/2016	UBS AG	$6,869	TRY20,250	(50)
					$(2,861)
Forward currency contracts — net					$(2,687)
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $18,614,580,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2015 (000)
Receive	LCH	European Overnight Index Average	(0.218)%	1/18/2016	€600,000	$65
Pay	LCH	3-month USD-LIBOR	0.796	9/24/2016	$180,000	(29)
Pay	LCH	3-month USD-LIBOR	0.644	10/27/2016	80,000	87
Pay	LCH	3-month USD-LIBOR	0.6425	10/30/2016	70,000	78
Pay	LCH	3-month USD-LIBOR	0.896	12/31/2016	300,000	(123)
Pay	LCH	3-month USD-LIBOR	1.1875	3/29/2017	75,000	(129)
Pay	LCH	3-month USD-LIBOR	0.72	10/26/2017	483,750	3,352
Pay	LCH	3-month USD-LIBOR	0.7225	10/26/2017	316,250	2,176
Pay	LCH	3-month USD-LIBOR	0.728	10/26/2017	290,000	1,966
Receive	LCH	3-month USD-LIBOR	0.88144	11/9/2017	333,000	(1,419)
Receive	LCH	3-month USD-LIBOR	0.979	11/12/2017	519,000	(1,318)
Receive	LCH	3-month USD-LIBOR	0.947	11/17/2017	189,000	(601)
Pay	LCH	3-month USD-LIBOR	0.9675	12/3/2017	429,000	1,351
Receive	LCH	3-month USD-LIBOR	1.1005	12/22/2017	531,000	(616)
Pay	LCH	3-month USD-LIBOR	1.322	1/14/2018	60,000	(176)
Receive	LCH	3-month USD-LIBOR	1.1945	9/21/2018	205,000	(843)
Pay	LCH	3-month USD-LIBOR	1.002	10/15/2018	200,000	1,966
Receive	LCH	3-month USD-LIBOR	0.967	10/26/2018	480,000	(5,275)
Pay	LCH	3-month USD-LIBOR	0.9915	10/28/2018	344,000	3,574
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	344,000	3,588
Pay	LCH	3-month USD-LIBOR	1.192	12/3/2018	293,000	1,614
Pay	LCH	3-month USD-LIBOR	1.291	12/8/2018	240,000	679
Receive	LCH	3-month USD-LIBOR	1.292	12/10/2018	168,000	(479)
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	100,000	111
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	202,700	2,023
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	126,700	1,289
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	50,600	508
Receive	LCH	3-month USD-LIBOR	1.821	7/31/2019	96,000	1,057
The Bond Fund of America — Page 37 of 42

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2015 (000)
Receive	LCH	3-month USD-LIBOR	1.799%	8/8/2019	$100,000	$1,011
Receive	LCH	3-month USD-LIBOR	1.7725	8/11/2019	128,000	1,165
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	124,000	1,131
Receive	LCH	3-month USD-LIBOR	1.956	9/24/2019	40,000	605
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	120,000	1,666
Receive	LCH	3-month USD-LIBOR	1.664	10/27/2019	100,000	425
Receive	LCH	3-month USD-LIBOR	1.669	10/28/2019	175,000	777
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	80,000	627
Receive	LCH	3-month USD-LIBOR	1.6195	1/9/2020	60,000	80
Receive	LCH	3-month USD-LIBOR	1.472	2/6/2020	75,000	(363)
Receive	LCH	3-month USD-LIBOR	1.578	2/10/2020	50,000	(33)
Receive	LCH	3-month USD-LIBOR	1.655	2/11/2020	140,000	336
Receive	LCH	3-month USD-LIBOR	1.663	2/17/2020	119,000	317
Receive	LCH	3-month USD-LIBOR	1.6455	2/17/2020	124,000	243
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	40,000	265
Receive	LCH	3-month USD-LIBOR	1.638	2/27/2020	124,000	187
Receive	LCH	3-month USD-LIBOR	1.6115	3/23/2020	77,000	(15)
Receive	LCH	3-month USD-LIBOR	1.477	4/8/2020	175,000	(1,057)
Receive	LCH	3-month USD-LIBOR	1.648	5/5/2020	28,000	24
Receive	LCH	3-month USD-LIBOR	1.666	5/26/2020	250,000	332
Receive	LCH	3-month USD-LIBOR	1.6275	6/2/2020	100,000	(46)
Receive	LCH	3-month USD-LIBOR	1.802	6/9/2020	273,200	1,882
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	100,000	813
Receive	LCH	3-month USD-LIBOR	1.86375	6/11/2020	23,500	223
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	95,000	867
Receive	LCH	3-month USD-LIBOR	1.793	6/26/2020	140,000	850
Receive	LCH	3-month USD-LIBOR	1.8135	6/26/2020	62,100	432
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	32,000	307
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	75,000	355
Receive	LCH	3-month USD-LIBOR	1.782	7/6/2020	115,000	634
Receive	LCH	3-month USD-LIBOR	1.66924	7/10/2020	350,000	189
Receive	LCH	3-month USD-LIBOR	1.598	9/3/2020	170,000	(587)
Receive	LCH	3-month USD-LIBOR	1.582	9/4/2020	600,000	(2,526)
Receive	LCH	3-month USD-LIBOR	1.594	9/17/2020	100,000	(404)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	5.265	10/22/2020	MXN1,210,000	657
Receive	LCH	3-month USD-LIBOR	1.6475	11/17/2020	$175,000	(445)
Receive	LCH	3-month USD-LIBOR	1.631	11/19/2020	232,000	(777)
Receive	LCH	3-month USD-LIBOR	1.5975	11/27/2020	203,000	(1,035)
Receive	LCH	3-month USD-LIBOR	1.569	12/2/2020	103,000	(675)
Pay	LCH	3-month USD-LIBOR	1.52	12/3/2020	205,000	1,829
Pay	LCH	3-month USD-LIBOR	1.61	12/7/2020	73,000	345
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	5.42	12/10/2020	MXN1,240,000	309
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	5.43	12/10/2020	1,240,000	276
Receive	LCH	3-month USD-LIBOR	1.587	12/11/2020	$428,000	(2,555)
Receive	LCH	3-month USD-LIBOR	1.633	12/17/2020	145,000	(571)
Pay	LCH	3-month USD-LIBOR	1.689	12/21/2020	116,000	161
Receive	LCH	3-month USD-LIBOR	1.6915	12/21/2020	30,000	(38)
Receive	LCH	3-month USD-LIBOR	1.6845	12/21/2020	55,000	(89)
Receive	LCH	3-month USD-LIBOR	1.68	12/22/2020	201,000	(376)
Receive	LCH	3-month USD-LIBOR	1.7315	12/31/2020	312,000	172
Pay	LCH	3-month USD-LIBOR	2.279	3/14/2021	20,000	(539)
Pay	LCH	3-month USD-LIBOR	2.1892	8/13/2021	50,000	(1,070)
The Bond Fund of America — Page 38 of 42

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2015 (000)
Pay	LCH	3-month USD-LIBOR	1.9605%	8/5/2022	$70,000	$(255)
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	785,000	4,333
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	785,000	3,619
Receive	LCH	3-month USD-LIBOR	1.924	9/4/2022	90,000	72
Receive	LCH	3-month USD-LIBOR	1.715	10/8/2022	89,000	(1,201)
Receive	LCH	3-month USD-LIBOR	1.733	10/9/2022	100,000	(1,230)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	74,300	(175)
Receive	LCH	3-month USD-LIBOR	1.8115	12/4/2022	86,000	(704)
Receive	LCH	3-month USD-LIBOR	1.923	12/18/2022	106,000	(130)
Receive	LCH	3-month USD-LIBOR	2.002	1/4/2023	113,000	392
Receive	LCH	3-month USD-LIBOR	1.99938	1/4/2023	113,000	372
Receive	LCH	3-month USD-LIBOR	2.0055	1/4/2023	30,000	111
Pay	LCH	3-month USD-LIBOR	1.95625	1/5/2023	315,000	—
Pay	LCH	3-month USD-LIBOR	2.9525	1/21/2024	30,000	(2,072)
Pay	LCH	3-month USD-LIBOR	2.942	1/24/2024	15,000	(1,025)
Pay	LCH	3-month USD-LIBOR	2.82125	4/11/2024	42,000	(2,487)
Pay	LCH	3-month USD-LIBOR	2.633	5/23/2024	9,330	(417)
Pay	LCH	3-month USD-LIBOR	2.7455	6/19/2024	45,000	(2,397)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	54,000	(2,611)
Pay	LCH	3-month USD-LIBOR	2.5315	9/8/2024	8,600	(309)
Pay	LCH	3-month USD-LIBOR	2.415	10/27/2024	40,000	(1,044)
Pay	LCH	3-month USD-LIBOR	2.091	1/9/2025	35,000	69
Pay	LCH	3-month USD-LIBOR	2.138	1/12/2025	5,000	(10)
Pay	LCH	3-month USD-LIBOR	2.0885	1/13/2025	3,000	7
Pay	LCH	3-month USD-LIBOR	1.9615	1/16/2025	6,000	77
Pay	LCH	3-month USD-LIBOR	1.92	1/20/2025	3,000	49
Pay	LCH	3-month USD-LIBOR	1.902	2/2/2025	10,000	182
Pay	LCH	3-month USD-LIBOR	2.146	2/17/2025	50,000	(111)
Pay	LCH	6-month JPY-LIBOR	0.5327	3/4/2025	¥6,100,000	(736)
Pay	LCH	3-month USD-LIBOR	2.166	3/19/2025	$20,000	(67)
Pay	LCH	3-month USD-LIBOR	2.255	5/20/2025	150,000	(1,558)
Pay	LCH	3-month USD-LIBOR	2.2165	9/8/2025	80,000	(422)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.475	9/12/2025	MXN525,000	(283)
Receive	CME	28-day MXN Equilibrium Interbank Interest Rate	6.195	10/16/2025	635,000	(508)
Pay	LCH	3-month USD-LIBOR	2.038	10/27/2025	$62,000	722
Pay	LCH	3-month USD-LIBOR	2.12	11/9/2025	1,000	4
Pay	LCH	3-month USD-LIBOR	2.2395	11/12/2025	9,000	(58)
Pay	LCH	6-month JPY-LIBOR	0.46995	11/17/2025	¥6,250,000	(284)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.215	11/20/2025	MXN635,000	485
Receive	CME	28-day MXN Equilibrium Interbank Interest Rate	6.315	12/4/2025	665,000	(210)
Receive	CME	28-day MXN Equilibrium Interbank Interest Rate	6.305	12/4/2025	665,000	(241)
Pay	LCH	3-month USD-LIBOR	2.1145	12/10/2025	$93,000	512
Pay	LCH	3-month USD-LIBOR	2.1525	12/22/2025	104,000	249
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	175,000	(2,431)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	175,000	(2,919)
Receive	LCH	3-month USD-LIBOR	3.4275	4/11/2034	72,000	10,230
Receive	LCH	3-month USD-LIBOR	2.523	12/8/2035	14,500	(9)
Receive	LCH	3-month USD-LIBOR	3.51	4/23/2044	15,000	2,850
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	70,000	(10,807)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	24,000	(3,043)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	25,000	(3,331)
Pay	LCH	3-month USD-LIBOR	3.035	10/30/2044	3,000	(272)
The Bond Fund of America — Page 39 of 42

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2015 (000)
Pay	LCH	3-month USD-LIBOR	2.7045%	1/2/2045	$33,000	$(644)
Pay	LCH	3-month USD-LIBOR	2.476	1/9/2045	15,000	440
Pay	LCH	3-month USD-LIBOR	2.544	1/12/2045	3,000	44
Pay	LCH	3-month USD-LIBOR	2.4935	1/13/2045	3,000	77
Pay	LCH	3-month USD-LIBOR	2.3505	1/20/2045	3,000	169
Pay	LCH	3-month USD-LIBOR	2.343	3/25/2045	8,000	467
Pay	LCH	3-month USD-LIBOR	2.38452	4/27/2045	13,500	667
Pay	LCH	3-month USD-LIBOR	2.3942	4/28/2045	9,500	450
Pay	LCH	3-month USD-LIBOR	2.5315	5/5/2045	9,500	169
Pay	LCH	3-month USD-LIBOR	2.717	5/26/2045	45,000	(1,003)
Pay	LCH	3-month USD-LIBOR	2.978	7/6/2045	26,000	(2,041)
Pay	LCH	3-month USD-LIBOR	2.943	7/17/2045	40,000	(2,842)
Pay	LCH	3-month USD-LIBOR	2.6995	9/2/2045	40,000	(730)
Pay	LCH	3-month USD-LIBOR	2.7055	9/2/2045	50,000	(978)
Pay	LCH	3-month USD-LIBOR	2.684	9/3/2045	30,000	(446)
Pay	LCH	3-month USD-LIBOR	2.6785	9/4/2045	60,000	(820)
Pay	LCH	3-month USD-LIBOR	2.5455	10/7/2045	32,500	507
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	72,000	1,579
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	48,000	959
Pay	LCH	3-month USD-LIBOR	2.5715	10/22/2045	10,000	98
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	60,000	1,112
Pay	LCH	3-month USD-LIBOR	2.502	10/30/2045	25,000	616
Pay	LCH	3-month USD-LIBOR	2.54	11/3/2045	32,000	535
Pay	LCH	3-month USD-LIBOR	2.55	11/3/2045	32,000	465
Pay	LCH	3-month USD-LIBOR	2.57082	11/6/2045	123,000	1,229
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	61,200	613
Receive	LCH	3-month USD-LIBOR	2.55376	11/9/2045	5,800	(79)
Receive	LCH	3-month USD-LIBOR	2.567	11/9/2045	49,200	(532)
Pay	LCH	3-month USD-LIBOR	2.6305	11/10/2045	33,000	(101)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	13,050	(91)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	343
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	57,400	1,134
Pay	LCH	3-month USD-LIBOR	2.53317	11/24/2045	29,500	538
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	4,600	82
Pay	LCH	3-month USD-LIBOR	2.55198	11/27/2045	47,000	664
Pay	LCH	3-month USD-LIBOR	2.5625	11/27/2045	4,500	53
Pay	LCH	3-month USD-LIBOR	2.5485	11/27/2045	3,000	45
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	10,000	291
Receive	LCH	3-month USD-LIBOR	2.6125	12/8/2045	11,000	(11)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	67,250	387
Pay	LCH	3-month USD-LIBOR	2.5965	12/17/2045	20,000	92
Pay	LCH	3-month USD-LIBOR	2.628	12/17/2045	139,000	(316)
						$4,936
The Bond Fund of America — Page 40 of 42

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $149,582,000.
Centrally cleared credit default swaps on credit indices — buy protection
Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums received (000)	Unrealized appreciation (depreciation) at 12/31/2015 (000)
NA HY Series 24	ICE	5.00%	6/20/2020	$100,732	$(3,625)	$(5,428)	$1,803
NA HY Series 25	ICE	5.00	12/20/2020	68,000	(680)	(286)	(394)
							$1,409

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $185,505,000, which represented .66% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,719,773,000, which represented 13.16% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $29,022,000, which represented .10% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $133,383,000, which represented .47% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Purchased on a TBA basis.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[12]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 3.321% convertible preferred	5/2/2013	$9,867	$6,082.02%
CEVA Group PLC, Series A-2, 2.321% convertible preferred	3/10/2010-1/23/2012	3,703	1,159.00
Total private placement securities		$ 13,570	$ 7,241.02

Key to abbreviations and symbols
CME = CME Group Inc.	G.O. = General Obligation
ICE = Intercontinental Exchange	LOC = Letter of credit
LCH = LCH. Clearnet	Ref. = Refunding
TBA = To-be-announced	Rev. = Revenue
Agcy. = Agency	A$ = Australian dollars
AMT = Alternative Minimum Tax	C$ = Canadian dollars
Auth. = Authority	DKK = Danish kroner
Dept. = Department	EUR = Euros
Dev. = Development	£ = British pounds
Econ. = Economic	INR = Indian rupees
Fac. = Facility	¥ = Japanese yen
Facs. = Facilities	MXN = Mexican pesos
Fin. = Finance	TRY = Turkish lira
Fncg. = Financing
The Bond Fund of America — Page 41 of 42

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-008-0216O-S49185	The Bond Fund of America — Page 42 of 42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America (the “Fund”), including the summary schedule of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Bond Fund of America as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 10, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, Vice Chairman, President and Principal Executive Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, Vice Chairman, President and Principal Executive Officer

Date: February 29, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 29, 2016